Waddell & Reed Advisors Survivorship LifeSM

Last Survivor Flexible Premium Variable Universal Life Insurance Policies

Issued By

Nationwide Life Insurance Company

Through

Nationwide VLI Separate Account-5

The Date Of This Prospectus Is May 1, 2009

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase the variable life insurance policy it describes.  Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you.  In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus, including the prospectus for the mutual funds available under the policy, and consult with a trusted financial adviser.  If you have questions or need additional information, contact us.

Telephone:	1-866-221-1100
TDD:	1-800-238-3035
Internet:	www.waddell.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522
You should read your policy along with this prospectus.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This policy is NOT: FDIC insured; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The purpose of this policy is to provide life insurance protection for the beneficiary you name.  If your primary need is not life insurance protection, then purchasing this policy may not be in your best interests.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents
Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	2
In Summary: Variable Universal Life Insurance And The Policy	4
In Summary: Fee Tables	5
Policy Investment Options	9
Fixed Investment Option
Variable Investment Options
Allocation of Net Premium and Cash Value
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Cash Value
Transfers Among and Between Policy Investment Options	12
Sub-Account Transfers
Fixed Account Transfers
Modes to Make a Transfer
The Policy	14
Policy Owner
The Beneficiaries
To Purchase
Coverage
Supplemental Coverage
Coverage Effective Date
Temporary Insurance Coverage
Right To Cancel (Examination Right)
To Change Coverage
Conversion Right
To Terminate or Surrender
To Assign
Proceeds Upon Maturity
Reminders, Reports and Illustrations
Errors or Misstatements
Incontestability
If We Modify The Policy
Riders	18
Estate Protection Rider
Policy Split Option Rider
Policy Guard Rider
Premium	20
Initial Premium
Subsequent Premiums
Charges	20
Sales Load
Premium Taxes
Surrender Charges
Partial Surrender Fee
Cost of Insurance
Mortality and Expense Risk
Underwriting and Distribution
Administrative
Policy Loan Interest
Estate Protection Rider
Policy Split Option Rider
Policy Guard Rider
Reduction of Charges
A Note on Charges
Information on Underlying Mutual Fund Payments

i

Table of Contents (continued)
Page
The Death Benefit	25
Calculation of The Death Benefit Proceeds
Death Benefit Options
The Minimum Required Death Benefit
Changes in The Death Benefit Option
Suicide
Surrenders	27
Full Surrender
Partial Surrender
Reduction of Specified Amount on a Partial Surrender
The Payout Options	27
Interest Income
Income for a Fixed Period
Life Income with Payments Guaranteed
Fixed Income for Varying Periods
Joint and Survivor Life
Alternate Life Income
Policy Owner Services	28
Dollar Cost Averaging
Asset Rebalancing
Automated Income Monitor
Policy Loans	30
Loan Amount and Interest
Collateral and Interest
Repayment
Net Effect of Policy Loans
Lapse	31
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement
Taxes	32
Types of Taxes of Which to be Aware
Buying the Policy
Investment Gain in The Policy
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
Surrender of The Policy ; Maturity
Withholding
Exchanging The Policy for Another Life Insurance Policy
Special Note Regarding The Policy Split Option Rider
Taxation of Death Benefits
Terminal Illness
Special Considerations for Corporations
Taxes and The Value of Your Policy
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	39
Nationwide VLI Separate Account-5	39
Organization, Registration And Operation
Addition, Deletion, or Substitution of Mutual Funds
Voting Rights
Legal Proceedings	40
Nationwide Life Insurance Company
Waddell & Reed, Inc.
Financial Statements	44
Appendix A: Sub-Account Information	45
Appendix B: Definitions	48

ii

In Summary: Policy Benefits

Appendix B defines certain words and phrases we use in this prospectus.

Death Benefit

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when both Insureds die.

Your Choice Of Death Benefit Options

✓	Option One: The Death Benefit is the greater of the Specified Amount or the minimum required Death Benefit under federal tax law.

✓	Option Two: The Death Benefit is the greater of the Specified Amount plus the Cash Value or the minimum required Death Benefit under federal tax law.

✓	Option Three: The Death Benefit is the greater of the Specified Amount plus accumulated Premium payments (less any partial surrenders) or the minimum required Death Benefit under federal tax law.

For more information, see "The Death Benefit," beginning on page 25.

Your Or Your Beneficiary's Choice Of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there are a variety of options that will pay out over time.  For more information, see "The Payout Options," beginning on page 27.

Coverage Flexibility

Subject to conditions, you may choose to:

✓	Change the Death Benefit option;

✓	Increase or decrease the Specified Amount;

✓	Change your beneficiaries; and

✓	Change who owns the policy.

For more information, see: "Changes In The Death Benefit Option," beginning on page 26; "To Change Coverage," beginning on page 16; "The Beneficiaries," beginning on page 15; and "To Assign," beginning on page 16.

Continuation Of Coverage Is Guaranteed

Your policy will remain In Force so long as you pay the Policy Continuation Premium Amount.  For more information, see "Guaranteed Policy Continuation Provision," beginning on page 31.

Access To Cash Value

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy:

✓
Take a policy loan of an amount no greater than 90% of the Sub-Account portfolios and 100% of the fixed account, less any surrender charges.  The minimum amount is $1,000.  For more information, see "Policy Loans," beginning on page 30.

✓	Take a partial surrender of no less than $200. For more information, see "Partial Surrender," beginning on page 27.

✓
Surrender the policy at any time while either Insured is alive.  The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed account, less any policy loans and surrender charges.  You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit.  For more information, see "Full Surrender," beginning on page 27 and "The Payout Options," beginning on page 27.

Premium Flexibility

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly.  Within limits, you may vary the frequency and amount, and you might even be able to skip needing to make a Premium payment.  For more information, see "Premium," beginning on page 20.

Investment Options

You may choose to allocate your Premiums after charges to the fixed or variable investment options in any proportion:

✓	The fixed investment option will earn interest daily at an annual effective rate of at least 3%.

✓
The variable investment options constitute the limitedly available mutual funds, and we have divided Nationwide VLI Separate Account-5 into an equal number of Sub-Account portfolios, identified in the "Available Sub-Accounts" section to account for your allocations.  Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen.

For more information, see " Appendix A: Sub-Account Information ," beginning on page   45 and "Policy Investment Options," beginning on page 9.

Transfers Between And Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Account of the variable investment option within limits.  We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  For more information, see "Sub-Account Transfers," beginning on page 12 and "Modes To Make A Transfer," beginning on page 14.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.  For more information, see "Dollar Cost Averaging," beginning on page 28.

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings.  This is known as tax deferral.  For more information, see "The Minimum Required Death Benefit," beginning on page 26.  Also, your beneficiary generally will not have to include the Proceeds as taxable income.  For more information, see "Taxes," beginning on page 32.  Unlike other variable insurance products offered by Nationwide, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the Insured.

Assignment

You may assign the policy as collateral for a loan or another obligation while an Insured is alive.  For more information, see "To Assign," beginning on page 16.

Examination Right

For a limited time, you may cancel the policy, and you will receive a refund.  For more information, see " Right To Cancel (Examination Right)," beginning on page 16.

Riders

You may purchase any of the available Riders based on your needs.  Availability will vary by state, and there may be an additional charge.

✓	Estate Protection Rider

✓	Policy Split Option Rider

✓	Policy Guard Rider

For more information, see "Riders," beginning on page 18.

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

Unfavorable Investment Experience

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive, return, especially after the deductions for policy and Sub-Account portfolio charges.  Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience (in conjunction with your flexibility to make changes to the policy and deviate from your chosen premium payment plan) could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage, sooner than might have been foreseen, and, potentially, even terminate without value.

Effect Of Partial Surrenders And Policy Loans On Investment Returns

Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return.  A partial surrender will reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen, and to the fixed account, too, if there is not enough Cash Value in the Sub-Account portfolios.  As collateral for a policy loan, we will transfer an equal amount of Cash Value to the policy loan account, which will also reduce the Cash Value allocated between and among your chosen investment options.  Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment.  There will always be a Grace Period, and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value, and insurance coverage would cease.

Reduction Of The Death Benefit

A partial surrender could, and a policy loan would, decrease the policy’s Death Benefit, depending on how the Death Benefit relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's b eneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment of modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract that is not a modified endowment contract .  For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income not a return of investment.  For more detailed information concerning the tax consequences of this policy please see the Taxes provision. For detailed information regarding the tax treatment of modified endowment contracts, please see the Periodic Withdrawals, Non-Periodic Withdrawals and Loans section of the Taxes provision. Consult a qualified tax adviser on all tax matters involving your policy.

The proceeds of a life insurance contract are includible in the insured's gross estate for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the insured, or (b) the insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy.  For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the insured may have with respect to the economic benefits in the policy, such as the power to change the beneficiary, surrender or cancel the policy, assign (or revoke the assignment of) the policy, pledge the policy for a loan, obtain a loan against the surrender value of the contract, etc.  Consult a qualified tax adviser on all tax matters involving your policy.

Fixed Account Transfer Restrictions And Limitations

We will not honor a request to transfer Cash Value to or from the fixed account until after the first year.  Then, we will only honor a transfer request from the fixed account that is made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request.  We may also limit what percentage of Cash Value you will be permitted to transfer to or from the fixed account.

Sub-Account Portfolio Limitations

Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue its stated investment objective.  This disruption to the Sub-Account may result in lower Investment Experience and Cash Value.  We have instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions.  For more information, see "Sub-Account Portfolio Transfers," beginning on page 12 and "Modes To Make A Transfer," beginning on page 14.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

Sub-Account Portfolio Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund’s prospectus. You should read the mutual fund’s prospectus carefully before investing.

In Summary: Variable Universal Life Insurance And The Policy

Variable Universal Life Insurance, in general, may be important to you in two ways.

✓	It will provide economic protection to a beneficiary.

✓	It may build Cash Value.

Why would you want to purchase this type of life insurance?  How will you allocate the Net Premium among the variable investment options and the fixed investment options?  Your reasons and decisions will affect the insurance and Cash Value aspects.

While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair (with poor investment results) or enhance (with favorable investment results) your ability to pay the costs of keeping the insurance In Force.

Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

It is similar, but also different, to survivorship universal life insurance.

✓	You will pay Premiums for life insurance coverage on both Insureds.

✓	The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while either Insured is alive.

✓	The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different than survivorship universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen (and the fixed account).  Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

From the time we issue the policy through the Insureds' deaths, here is a basic overview.  (But please read the remainder of this prospectus for the details.)

✓	At issue, the policy will require a minimum initial Premium payment.

       Among other considerations, this amount will be based on: the Insureds’ ages; sexes; the underwriting classes; any S ubstandard R atings; the Specified Amount; the amount of any supplemental coverage;
       the Death Benefit option; and the choice of any Riders.

✓	At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

✓	You will then be able to allocate the Premium net of transaction fees, or Net Premium, between and among a fixed and the variable investment options.

✓	From the policy’s Cash Value, on a periodic basis, we will deduct other charges to help cover the mortality risks we assumed, and the sales and administrative costs.

✓	You may be able to vary the timing and amount of Premium payments.

So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

✓	After the first year from the Policy Date, you may request to increase or decrease the policy’s Specified Amount.

       This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy’s tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

✓	The policy will pay a Death Benefit to the beneficiary. You have a choice of one of three options.

       As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

✓	Prior to the Insureds’ deaths, you may withdraw all, or a portion (after the first year from the Policy Date), of the policy’s Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

Withdrawals and loans are subject to restrictions, will reduce the Death Benefit and increase the likelihood of the policy Lapsing.  There also could be adverse tax consequences.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  Fees in this table may be rounded to the hundredth decimal.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer Cash Value between investment options.
For more information, see "Charges," beginning on page 20.

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Load (1)	Upon Making A Premium Payment	Maximum Guaranteed	Currently
$15	$15
Per $1,000 Of Premium Payment
Premium Taxes (1)	Upon Making A Premium Payment	$35 Per $1,000 Of Premium Payment
Surrender Charges (2), (3), (4) Representative - Male And Female, Both Age 55 And Non-tobacco Preferred, With A Specified Amount Of $1,000,000 And Death Benefit Option One	Upon Full Surrender or Policy Lapse	Maximum (5)	Minimum (6)
$124,650.93	$4,646.78
Representative (7)
$11,186.63
Proportionately From The Policy’s Cash Value
Illustration Charge(8)	Upon Requesting An Illustration	Maximum Guaranteed	Currently
$25	$0
Partial Surrender Fee(9)	Upon A Partial Surrender	Maximum Guaranteed(10)	Currently
$25	$0
From The Policy's Available Cash Value(11)
Policy Guard Rider(12) Representative – The Younger Insured Is Attained Age 85 With a Cash Value of $500,000 and Indebtedness of $480,000	Upon Invoking The Rider	Maximum	Minimum	Representative
$46.00	$6.50	$37.00
Deducted From Each $1,000 Of The Policy's Cash Value

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Sub-Account portfolio operating expenses.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted From Cash Values
Cost Of Insurance (13), (14) Representative - For Male And Female, Both Age 55 And Non-tobacco, With A Specified Amount Of $1,000,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative (15)
		$0.0001	$83.33	$0.004
Per $1,000 Of Net Amount At Risk - Proportionately From Your Chosen Variable And Fixed Investment Options
Mortality And Expense Risk	Monthly	$0.60 Per $1,000 Of Variable Cash Value (16)
Proportionately From Your Chosen Variable Investment Options
Underwriting and Distribution (17), (18)	Monthly	Minimum	Maximum	Representative (19)
		$0.06	$0.40	$0.23
Per $1,000 Of Specified Amount - Proportionately From Your Chosen Variable and Fixed Investment Options
Administrative	Monthly	Maximum Guaranteed	Currently
		$10	$10 (20)
Proportionately From Your Chosen Variable And Fixed Investment Options

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted From Cash Values
Policy Loan Interest (21)	Annually	Maximum Guaranteed	Currently
		$39	$39
		Per $1,000 Of An Outstanding Policy Loan

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses For Riders
Optional Charge (22)	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Estate Protection Rider (23) Representative - For Male And Female, Both Age 55 And Non-tobacco, With A Specified Amount Of $1,000,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$0.0001	$83.33	$0.004
		Per $1,000 Of Additional Death Benefit Protection - Proportionately From Your Chosen Variable And Fixed Investment Options
Policy Split Option Rider (24) Representative - For Male And Female, Both Age 55 And Non-tobacco, With A Specified Amount Of $1,000,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$0.01	$0.03	$0.02
		Per $1,000 Of Specified Amount - Proportionately From Your Chosen Variable And Fixed Investment Options

The next item shows the minimum and maximum total operating expenses, as of December 31, 2008 , charged by the Sub-Account portfolios that you may pay periodically during the time that you own the policy.  More detail concerning each Sub-Account portfolio’s fees and expenses is contained in the prospectus for the mutual fund that corresponds to the Sub-Account portfolio.

Total Annual Sub-Account Portfolio Operating Expenses
Total Annual Sub-Account Portfolio Operating Expenses	Maximum	Minimum
(expenses that are deducted from the Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	1.43%	0.7 5%

(1)
We deduct one charge composed of the sales load and premium taxes.  On the Policy Data Page, we call the combined charge a Premium Load.  From the eleventh year from the Policy Date, the current Premium Load is $40 per $1,000 of Premium payment.

(2)
This charge is comprised of two components.  There is an underwriting component, which is based on the Insured's age (when the policy was issued).  There is also a sales expense component, which is based on and varies by the Insured's sexes, ages (when the policy was issued), and underwriting classes.  The amount of the charge we would deduct begins to decrease each year after the second from the Policy Date.  For example, by the ninth year, the amount is 30% of the surrender charge, and, thereafter, there is no charge for a full surrender.  A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount.  We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge.  For more information, see "Surrender Charges," beginning on page 21.  The surrender charge for decreases in the Specified Amount will be a fraction of the charge for a full surrender.

(3)	To be able to present dollar amounts of this charge here, we assume a full surrender occurring in the first year from the Policy Date.

(4)	Ask for an illustration, or see the Policy Data Page for more information on your cost.

(5)
The amount is based on two male Insureds, both of whom are age 85 and use tobacco.  One of the Insureds is rated Table F and the other is rated Table Z.  We assume a policy with a Specified Amount of $1,000,000 and Death Benefit Option One on which was paid an aggregate first year Premium in excess of the Guideline Annual Premium with the change occurring in the first year from the Policy Date.

(6)	The amount is based on two females, both of whom are age 21 and do not use tobacco. We assume a policy with a Specified Amount of $1,000,000 and Death Benefit Option One.

(7)	This Surrender Charge calculation assumes that the aggregate first year Premium exceeds the surrender target premium. This amount may not be representative of your cost.

(8)	If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request. This charge will not be deducted from the policy's Cash Value.

(9)	You may request a partial surrender after the first year from the Policy Date.

(10)	The charge is the lesser of $25 or 2% of the dollar amount of a partial surrender.

(11)	Besides this charge, the Cash Value available for a partial surrender is subject to any outstanding policy loans.

(12)
You may invoke this Rider only when certain conditions are met that include: 1) the younger Insured attains age 75; 2) the policy has been In Force 15 years from the Policy Date; 3) the policy's Cash Value is at least $100,000; 4) the policy qualifies as life insurance using the guideline premium/cash value corridor tax test; and 5) the entire cost basis for tax purposes has been withdrawn from the policy.  For more information, see "Policy Guard Rider," beginning on page 19.  The level of Indebtedness as a percentage of Cash Value that will allow you to invoke the Rider will vary with the attained age of the younger Insured.  Generally, the higher the younger Insured's attained age, the higher the level of Indebtedness must be to invoke the Rider.

(13)
This charge varies by: the Insureds' sexes; ages; underwriting classes; any S ubstandard R atings; the year from the Policy Date and the Specified Amount.  Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning of the next month.

(14)	Ask for an illustration, or see the Policy Data Page for more information on your cost.

(15)	This amount may not be representative of your cost.

(16)
During the first through fifteenth years from the Policy Date, this charge is: $0.60 per $1,000 on the first $25,000 of the Cash Value in the variable investment options; $0.30 per $1,000 on $25,001 up to $250,000 of the Cash Value in the variable investment options; and $0.10 per $1,000 of the Cash Value in the variable investment options over $250,000.  Thereafter, this charge is: $0.60 per $1,000 on the first $25,000 of the Cash Value in the variable investment options; and $0.10 per $1,000 of the Cash Value in the variable investment options over $25,000.

(17)
We deduct this charge during the first through third years from the Policy Date, which will not exceed $750 per month.  This charge varies by: the younger Insured's age; the year from the Policy Date; and the Specified Amount.  This charge does not apply to that portion of your Specified Amount that constitutes supplemental insurance coverage.  For more information, see "Supplemental Coverage," beginning on page 15.

(18)	Ask for an illustration, or see the Policy Data Page for more information on your cost.

(19)	This amount may not be representative of your cost.

(20)
During the first year from the Policy Date, the monthly maximum guaranteed amount is $10, and the monthly current amount is $10.  During the second through twentieth year from the Policy Date, the monthly maximum guaranteed amount is $5, and the monthly current amount is $5, for policies with a total Specified Amount of at least $150,000; otherwise, the monthly maximum guaranteed amount is $3, and the monthly current amount is $3.  Thereafter, there is no charge.

(21)
We charge interest on the amount of an outstanding policy loan, at the rate of 3.9% per annum, which accrues daily and becomes due and payable at the end of the year from the Policy Date.  If left unpaid, we will add it to the loan amount.  As collateral or security for repayment, we transfer an equal amount of Cash Value to the loan account, on which interest accrues and is credited daily.  During years two through ten from the Policy Date, the minimum guaranteed interest crediting rate is 3.0% per annum, and the current interest crediting rate is 3.0% per annum.  (During the first year from the Policy Date, no policy loans may be taken unless the policy was a 1035 exchange with transferred loans.)  From the eleventh year, the minimum guaranteed interest crediting rate is 3.65% per annum, and the current interest crediting rate is 3.9% per annum.  The effect is a net cost of no more than 0.90% per annum during the first ten years, and 0.25% per annum thereafter, based on the minimum guaranteed interest crediting rates.  Based on the current interest crediting rates, the net cost is 0.90% per annum during the first ten years, and 0 thereafter.  For more information, see "Policy Loans," beginning on page 30.

(22)
You may elect any or all of these Riders available under this policy.  The continuation of a Rider is contingent on the policy being In Force.  Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning of the next month.  The amounts presented here may not be representative of your cost.  Ask for an illustration, or see the Policy Data Page, for more information on your cost.

(23)
This charge varies by: the Insureds' sexes; ages; underwriting classes; any S ubstandard R atings; the year from the Policy Date and the Specified Amount because we calculate it using the cost of insurance rate.

(24)	This charge varies based on the individual characteristics of the Insureds.

Currently, none of the portfolios assess a short-term trading fee.  However, in the future, we may add portfolios that do assess a short-term trading fee.

Policy Investment Options

You may choose to allocate all or a portion of your Net Premium to any Sub-Account.  When this actually happens depends on the right to examine law of the state in which you live.  Or you may choose to allocate all or a portion of your Net Premium to the fixed investment option, and we will allocate it when we receive it.

Based on the right to examine law, some states require that we refund the initial Premium if you exercise your right to cancel the policy.  Others require that we return the Cash Value.  If yours is a state that requires us to refund the initial Premium, we will hold the initial Net Premium in the available money market Sub-Account until the free-look period expires.  Once your examination right ends, we will transfer the variable account Cash Value to your Sub-Account allocations in effect at the time of the transfer.  If yours is a state that requires us to refund the Cash Value, we will allocate all of the initial Net Premium to the available money market Sub-Account.  On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at that time.  Any initial Net Premium designated to be allocated to fixed investment options will be so allocated immediately upon receipt.

Fixed Investment Option

The Net Premium you allocate to the fixed investment option is held in the fixed account, which is part of our general account.  The general account contains all of our assets other than those in the separate accounts and funds the fixed investment option.  These assets are subject to our general liabilities from business operations.  The general account is used to support our insurance and annuity obligations.  Any amounts in excess of the separate account liabilities are deposited into our general account.  We bear the full investment risk for all amounts allocated to the fixed account.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to the fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying rates we set.

The general account is not subject to the same laws as the separate account, and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account.  However, information about the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.

Interest rates are set at the beginning of each calendar quarter.  You may receive a different interest rate depending on the rates in effect when you purchase the policy.  The rate may also vary for Net Premiums versus a transfer of Units from a Sub-Account portfolio.  In honoring your request to transfer an amount out of the fixed account, we will do so on a last-in, first out basis (LIFO).  Interest we credit to the fixed investment option may not increase the Cash Surrender Value enough to cover the policy's charges.  If not, the policy may Lapse.  For more information, see "Lapse," beginning on page 31.

Variable Investment Options

The variable investment options constitute the limitedly available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations.    Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC.  (This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds).  The “Appendix A:” Sub-Account Information” section identifies the available mutual funds, by name, investment type and adviser.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the separate account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Each Sub-Account portfolio’s assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios.  Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.

The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below .   For a complete list of the available Sub-Accounts see "Appendix A: Sub-Account Information."  Appendix A contains additional information about each of the available Sub-Accounts, including its respective investment type, adviser, and expense information.   For more information on the underlying mutual funds, please refer to the prospectus for the mutual fund.

Ivy Funds Variable Insurance Portfolios, Inc.

Allocation of Net Premium and Cash Value

We allocate your Net Premium payments to Sub-Accounts or the fixed account per your instructions.  You must specify your Net Premium payments in whole percentages, and any allocation you make must at least be 1%.  The sum of allocations must equal 100%.

Valuation of Accumulation Units

We will price Sub-Account Units on any day the New York Stock Exchange (NYSE) is open for business, unless we are closed.

We will price Accumulation Units on any day that the NYSE is open for business.  Any transaction that you submit on a day when the NYSE is closed will not be effective until the next day that the NYSE is open for business.  Accordingly, we will not price Sub-Account Accumulation Units on these recognized holidays:

•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving
•	Christmas

In addition, we will not price Sub-Account Accumulation Units if:

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

•	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist.  Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.

How Sub-Account Investment Experience Is Determined

Though the number of Sub-Account Accumulation Units will not change as a result of Investment Experience, changes in the net investment factor, as described below, may cause the value of a Sub-Account Accumulation Unit to increase or decrease from Valuation Period to Valuation Period.  Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period.  The Sub-Account Accumulation Unit value for a Valuation Period is determined by multiplying the Sub-Account Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a)	is the sum of:

•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

•	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b)	is the NAV per share of the mutual fund as of the end of the immediately preceding Valuation Period.

Cash Value

The policy has a Cash Value.  There is no guaranteed Cash Value.  Rather, it will be based on the Accumulation Unit values, and vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan and fixed accounts.  It will also vary because we deduct the policy's periodic charges from the Cash Value.  So, if the policy's Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period.  We will determine the Cash Value at least monthly. To determine the number of Sub-Account Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Sub-Account Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Sub-Account Accumulation Units from the separate account and an amount from the fixed account that corresponds to the surrendered amount.  Thus, your policy’s Cash Value will be reduced by the surrendered amount.  Similarly, when we assess charges or deductions, a number of Sub-Account Accumulation Units from the separate account and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the policy’s Cash Value.  We make these deductions in the same proportion that your interests in the separate account and the fixed account bear to the policy’s total Cash Value.

The Cash Value in the policy loan and fixed accounts will be credited interest daily at the guaranteed minimum annual effective rate stated on the Policy Data Page.   For there to be Cash Value in the policy loan account, you must have taken a policy loan.  We may decide to credit interest in excess of the guaranteed minimum annual effective rate.  For the fixed account, we will guarantee the current rate in effect through the end of the calendar quarter.  Upon request, we will inform you of the current applicable rates for each account. For more information, see "The Fixed Investment Option," beginning on page 9 and "Loan Amount And Interest," beginning on page 31.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.

Transfers Among and Between Policy Investment Options

Sub-Account Transfers

We will determine the amount you have available for transfers among the Sub-Account s in Accumulation Units based on the Net Asset Value (NAV) per share of the mutual fund in which a Sub-Account invests.  The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time).  An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests, however, because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges.  For more information, see "In Summary: Fee Tables," beginning on page 5, and "How Sub-Account Investment Experience is Determined," beginning on page 11.

Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions of the policy and the mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted.  Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Redemption Fees.  Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  Redemption fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.  Currently, none of the portfolios assess a short-term trading fee.

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event.  A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the policy owner notifying them that:

1. they have been identified as engaging in harmful trading practices; and

2. if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts.  Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Short-Term Trading Fees (i.e. Redemption Fees)

Some Portfolios assess a short-term trading fee in connection with transfers from a Sub-Account that occur within a specified number of days after the date of the allocation to the Sub-Account.  Such fees are intended to compensate the Portfolio (and contract owners with interests allocated in the Portfolio) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees paid are retained by the Portfolio, not by Nationwide, and are a part of the Portfolio's assets.

Currently, none of the Portfolios offered under the contract assess a short-term trading fee.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;
(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and
(3)
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees.  In the case of new share class additions, your subsequent allocations may be limited to that new share class.  Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account within 60 days of the date of allocation to the Sub-Account.  The separate account will collect the short-term trading fees at the time of the transfer by reducing the amount transferred.  We will remit all such fees to the underlying mutual fund.

Fixed Account Transfers

Prior to the policy’s Maturity Date, you may also make transfers involving the fixed account.  These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed account before the end of the first year from the Policy Date.  Also, you may not make more than one transfer every 12 months.

On transfers to the fixed account, you may transfer 100% of the Cash Value allocated to the Sub-Account portfolios as of the close of business of the prior Valuation Period.  However, we reserve the right to refuse any transfer to the fixed account if the fixed account’s Cash Value comprises more than 25% of the policy’s Cash Value.

On transfers from the fixed account, we reserve the right to limit the amount of the policy’s Cash Value that you may transfer from the fixed account in a given policy year.  The amount that may be transferred will be determined as of the end of each interest rate guarantee period.  An interest rate guarantee period is the time that a stated interest rate is guaranteed to remain in effect.  The period begins at the time of the transfer and ends on the last day of the calendar quarter.  Each successive period is three months.  Any transfers you make from the fixed account must be within 30 days of the end of a period.

Any restrictions that we implement will be applied consistently and uniformly.

Modes To Make A Transfer

You can submit transfer requests in writing to our Home Office via first class U.S. Mail.  We may also allow you to use other methods of communication, such as fax, telephone, or through our website.  Our contact information is on the first page of this prospectus.  We will use reasonable procedures to confirm that transfer instructions are genuine and will not be liable for following instructions that we reasonably determine to be genuine.  Forms of communication other than via first class U.S. Mail are subject to the short-term trading limitations described in the "Sub-Account Transfers" section of this prospectus.

In addition, any computer system or telephone can experience slowdowns or outages that could delay or prevent our ability to process your request.  Although we have taken precautions to help our systems handle heavy usage, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, please make your transfer request in writing.

When we have received your transfer request we will process it at the end of the current Valuation Period.  This is when the Accumulation Unit value will be next determined.  For more information regarding valuation of Accumulation Units, see the "Valuation of Accumulation Units" section of this prospectus.

The Policy

The policy is a legal contract between you and us.  Any change to which we would want to make must be in writing, signed by our president and secretary, and attached to or endorsed on the policy.  You may exercise all policy rights and options while at least one Insured is alive.  You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for two insureds between the ages of 21 and 85 (although these ages may vary in your state).  It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy.  The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; and the application, including any supplemental application.  The benefits described in the policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval.   We will consider the statements you make in the application as representations.  We will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Nationwide is relying on the exemption in Rule 12h-7 of the Securities Exchange Act of 1934 (the “’34 Act”) relating to its duty to file reports otherwise required by Sections 15(d) and 13(a) of the ‘34 Act.

Policy Owner

The policy belongs to the owner named in the application.  The Insureds, jointly, are the owner, unless a different owner is named in the application, or thereafter changed.  After the death of the first Insured, the last surviving Insured is the owner, unless otherwise provided.  You may also name a contingent policy owner.  A contingent owner will become the owner if the owner dies before any Proceeds become payable.  Otherwise, ownership will pass to the owner’s estate, if the owner is not the last surviving Insured.  To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).  You may name different owners or contingent owners (so long as the last surviving Insured is alive) by submitting your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it.  There may be adverse tax consequences.  For more information, see "Taxes," beginning on page 32.

The Beneficiaries

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the last surviving Insured's death.  So long as the last surviving Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries, and direct us to distribute Proceeds other than described below.

If a primary beneficiary dies before the last surviving Insured, we will pay the Death Benefit to the remaining primary beneficiaries.  We will pay multiple primary beneficiaries in equal shares.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the last surviving Insured, and before any Proceeds become payable.  You may name more than one contingent beneficiary.  We will also pay multiple contingent beneficiaries in equal shares.  To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it.  The change will not affect any payment we made, or action we took, before we recorded the change.

To Purchase

To purchase the policy, you must submit to us a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  We can provide you with the details of our underwriting standards.  We reserve the right to reject any application for any reason permitted by law.  Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time.

The minimum initial Specified Amount is $100,000.  We reserve the right to modify the minimum Specified Amount on a prospective basis to newly issued policies at any time.

Coverage

We will issue the policy only if the underwriting process has been completed, we have approved the application and both of the proposed Insureds are alive and in the same condition of health as described in the application.  However, full insurance coverage will take effect only after you have paid the minimum initial Premium.  We begin to deduct monthly charges from your policy Cash Value on the Policy Date.

Supplemental Coverage

Supplemental insurance coverage is also available.  Supplemental insurance coverage is effectively term life insurance on the Insureds.  It cannot exceed 90% of the total Specified Amount.  There are no surrender charges, and there is no monthly charge per $1,000 of Specified Amount on the portion of Specified Amount that constitutes supplemental insurance coverage.

Coverage Effective Date

Full insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page.  It will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures.  It could end if the policy were to Lapse.

Temporary Insurance Coverage

Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment.  The amount of the initial Premium will depend on the initial Specified Amount, and your choice of Death Benefit option and any Riders, for purposes of the policy.  During this time, we will deposit your initial Premium payment into an interest bearing checking account.  Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement.  Before then, temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted).  If we issue the policy, what we do with the Net Premium depends on the right to examine law of the state in which you live.

Right To Cancel (Examination Right)

For a limited time, commonly referred to as the "free look" period, you may cancel the policy and receive a refund.  The free look period expires ten days after you receive the policy or longer if required by state law.  If you decide to cancel during the free look period, return the policy to the sales representative who sold it, or to us at our Home Office, along with your written cancellation request. Your written request must be received, if returned by means other than U.S. mail, or post-marked, if returned by U.S. mail, by the last day of the free look period.  When you cancel the policy during the free look period the amount we refund will be the Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If we do not receive your policy at our Home Office by the close of business on the date the free look period expires, you will not be allowed to cancel your policy free of charge.  Within seven days of a cancellation request ,   we will refund the amount prescribed by law.  If the policy is canceled, we will treat the policy as if it was never issued.

To Change Coverage

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months.  Changes to the Specified Amount will alter the Death Benefit.  For more information, see "Changes In The Death Benefit Option," beginning on page 26.

You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk.  Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will also cause the policy's cost of insurance charge to increase.  As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value.  Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the policy is at risk of lapsing sooner.  For more information, see "Lapse," beginning on page 31.

You may request to decrease the Specified Amount.  We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent.  Then we will decrease the initial Specified Amount.  We will deny a request, however, to reduce the amount of your coverage below the minimum initial Specified Amount.  For more information, see "To Purchase," beginning on page 15.  Also, we will deny a request that would disqualify the policy as a contract for life insurance.  For more information, see "The Minimum Required Death Benefit," beginning on page 26.

To change the Specified Amount, you must submit your written request to us at our Home Office.  For increases, you must provide us with evidence of insurability that satisfies our underwriting standards. The Insureds must be within the required issue ages of 21 and 85.  If you have supplemental insurance coverage, we will make the change proportionately.  Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request.  We reserve the right to limit the number of changes to one each year.

Conversion Right

You have a conversion right under the policy.  At any time within the first 24 months of full insurance coverage, you may elect to transfer all value of the Sub-Account Portfolios to the fixed account, irrespective of our right to refuse a transfer to the fixed account, and we will not assess a transfer charge.  You must make this election on our official forms to the Home Office.

To Terminate or Surrender

You have the right to terminate the policy, or you may surrender the policy for its Cash Surrender Value.  The policy will automatically terminate when the last surviving Insured dies, the policy matures, or the Grace Period ends.  For more information, see "Surrenders," beginning on page 27.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, the excess upon surrender will be included in your income for federal tax purposes.  For more information, see "Surrender Of The Policy ; Maturity ," beginning on page 35.  The Cash Surrender Value will be reduced by the outstanding amount of a policy loan.  For more information, see "Policy Loans," beginning on page 30.

To Assign

You may assign any rights under the policy while either Insured is alive.  If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing, and it must be recorded at our Home Office before it will become effective.  Your assignment will be subject to any outstanding policy loans.  For more information, see "Policy Loans," beginning on page 30.

Proceeds Upon Maturity

If the policy is In Force on the Maturity Date, we will pay you the Proceeds.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account.  The Proceeds will equal the policy's Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the last surviving Insured's death, after which we will pay the Proceeds to your beneficiary.  During this time, you will still be able to request partial surrenders. Availability varies by state.  If you accept this offer, either to extend the Maturity Date for the policy value (as defined below), or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy), the policy will be endorsed so that:

•	no changes to the Specified Amount will be allowed;

•	no additional Premium payments will be allowed;

•	no additional periodic charges will be deducted;

•	100% of the policy value will be transferred to the policy's fixed account; and

•
if the extension is for the policy value, your Proceeds will either consist of the Cash Value or the balance of your accumulated premium account, depending on the applicable Death Benefit option.  Under the terms of the offer, if you originally had chosen Death Benefit Option Two, this will change to Death Benefit Option One (if it already was, it remains as is), and the Proceeds your beneficiary will receive will be the policy's Cash Value.  If your Death Benefit option was Option Three, the Proceeds your beneficiary will receive will be the balance of your accumulated premium account; or

•
if the extension is for the Specified Amount, the Specified Amount will be adjusted to what it was when the younger Insured reached Attained Age 70, but subject to any partial surrenders, which will affect the Specified Amount of a policy with Death Benefit Option One based on the younger Insured's Attained Age at the time the request for a partial surrender is made.  While the younger Insured is between the Attained Ages of 71 and 90, a partial surrender will decrease the Specified Amount directly.  If the younger Insured reaches Attained Age 91, a partial surrender will reduce the Proceeds by the proportion that the partial surrender reduced the policy's Cash Value.  Notwithstanding, the Proceeds will be the greater of the policy's Specified Amount or Cash Value, unless you have revoked the Policy Guard Rider, in which case the Proceeds may be reduced.

The primary purpose of Maturity Date extension is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of your cost basis if the maturity Proceeds are taken.  See, "Surrendering the Policy," in the "Taxes" section of this prospectus for additional information.

Assuming you have no outstanding loans on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds at maturity.  However, because the loan interest rate charged may be greater than loan interest credited, if you have an outstanding loan on or after the Maturity Date, Proceeds after the Maturity Date may be less than the Proceeds at maturity.

The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code.

Reminders, Reports and Illustrations

Upon request, we will send you scheduled Premium payment reminders and transaction confirmations.  We will also send you semi-annual and annual reports that show:

•	the Specified Amount

•	the current Cash Value

•	Premiums paid

•	the Cash Surrender Value

•	all charges since the last report

•	outstanding Indebtedness

You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.waddell.com.

We will send these reminders and reports to the address you provide on the application, or to another you may specify.

At any time after the first policy year, you may ask for an illustration of future benefits and values under the policy.  While we do not at present, we may charge if you ask for more than one illustration per year from the Policy Date.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you.  Household delivery will continue for the life of the contracts.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Errors or Misstatements

If you make an error or misstatement in completing the application, then we will adjust the Death Benefit and Cash Value accordingly.

We will adjust the Death Benefit and Cash Value by the ratio of the last monthly cost of insurance charge deducted to the monthly cost of insurance charge that would have been deducted on the true age and sex of each insured.

Incontestability

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the lifetime of the last surviving Insured for two years from the Policy Date.  Similarly, for any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on the change after it has been In Force during the lifetime of the last surviving Insured for two years from the effective date.

If We Modify The Policy

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications, and we will make appropriate endorsements to the policy.

Riders

Riders are available for you to purchase to design the policy to meet your specific needs.  Availability will vary by state.  You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decided you no longer need the benefit and let us know in writing at our Home office.  For more information on the costs of the Riders, see "In Summary: Fee Tables," beginning on page 5, and "Charges," beginning on page 20.

Estate Protection Rider

The benefit is an additional Death Benefit we will pay to the beneficiary, to offset any additional estate tax, upon receiving proof that both Insureds died while the policy is In Force and the Rider is in effect.  The Rider's term is four years from the Policy Date.  The Rider's Death Benefit will equal your additional estate tax liability, up to 122.22% of the policy's initial Specified Amount.  We will not pay this Rider's Death Benefit, let alone the Death Benefit, however, if either Insured commits suicide, while sane or insane, within two years from the Policy Date.  Instead, we will pay back the total charge we had deducted for this Rider.  For more information, see "Suicide," beginning on page 26.  There is no Cash Surrender Value or loan value to this Rider.

Before the term expires, you may request to terminate this Rider in writing to our Home Office, and the additional Death Benefit will terminate effective on the next monthly anniversary from the Policy Date.  This Rider will also terminate on the date the policy terminates.

Policy Split Option Rider

The benefit is the option to exchange the policy for two policies, each on the life of one Insured, if the Insureds' marriage ends or there is a qualifying federal tax law change, while the policy is In Force (and not in a grace period) and this Rider is in effect.  Each new policy will consist of half the Specified Amount (the lesser of the initial Specified Amount and the Specified Amount before the exchange), the Cash Value and any indebtedness.  We will base the Premium rates for each new policy on the respective Insured's age and underwriting class as of the effective date of the exchange.

In the event that the Insureds' marriage ended, there must have been in effect, for the preceding year, a final divorce, dissolution or annulment decree from a court of competent jurisdiction.  The qualifying changes in federal tax law must have concerned the reduction of either the marital deduction, or federal estate tax rate, to less than that in effect on the Policy Date.

In either event, you will have six months, once the final divorce, dissolution or annulment decree has been in effect for a year, or from the enactment of the federal tax law change, within which to make your request in writing to our Home Office.

The option will last so long as both Insureds are alive, and it is before the year in which the older Insured reaches Attained Age 80.  Before then, you may terminate this Rider in writing to our Home Office that will become effective on the next monthly anniversary from the Policy Date.  This Rider will terminate if you exercise the option.  Otherwise, this Rider will terminate on the date the policy terminates.  There is no Cash Surrender Value or loan value to this Rider.

Exercising the option under this Rider may result in adverse tax consequences.  For more information, see "Special Note Regarding The Policy Split Option Rider," beginning on page 35, but most definitely, consult your tax adviser before electing this Rider, let alone exercising your rights under it.

Policy Guard Rider

The Policy Guard Rider prevents the policy from Lapsing due to Indebtedness by providing a guaranteed paid-up insurance benefit.  The Rider is dormant until specifically invoked by the policy owner, at which time the policy is assessed a one-time charge.  Invocation of the Rider enables the policy owner of a substantially depleted policy (due to outstanding loans) to avoid the negative tax consequences associated with lapsing a life insurance policy (consult a qualified tax adviser for more details).  Policies issued on or after May 1, 2005 for which the guideline premium/cash value corridor life insurance qualification test is elected will automatically receive the Policy Guard Rider (state law permitting).  This Rider is not available for policies for which the cash value accumulation life insurance qualification test is elected.  Refer to the "Minimum Required Death Benefit" section of this prospectus for additional information regarding these tests.

The policy owner is eligible to invoke the Policy Guard Rider when outstanding Indebtedness reaches a certain percentage of the policy's Cash Value.  This percentage varies based on the Insureds' Attained Ages.  The first time the policy's outstanding Indebtedness reaches the percentage that makes the policy eligible for invocation of the Rider, Nationwide will send a letter to the policy owner notifying them of the policy's eligibility to invoke the Rider.  The letter will also describe the Rider, its cost, and its guaranteed benefits.

In addition, the following conditions must be met in order to invoke the Rider:

•	the younger Insured is Attained Age 75 or older,

•	the policy has been In Force for at least 15 years,

•	the policy's Cash Value is at least $100,000,

•	at the time of policy issuance, you selected the guideline premium/cash value corridor tax test to qualify the policy for life insurance, and

•	based on our records of your premium payments, the entire cost basis of the policy (for tax purposes) has been withdrawn.

The policy owner need not invoke the Rider immediately upon notification of eligibility.  The Rider may be invoked at any time, provided that the above conditions are met and the policy remains In Force.

After Nationwide receives the policy owner's request to invoke the Rider, Nationwide will adjust the policy, as follows:

1.	If not already in effect, the Death Benefit option will be changed to Death Benefit Option One.

2.
The Specified Amount will be adjusted to equal the lesser of: (a) the Specified Amount immediately before you invoked the Rider, or (b) the Specified Amount that will cause the Death Benefit to equal the minimum required death benefit.

3.
Any non-loaned Cash Value (after deduction of the Policy Guard Rider charge) will be transferred to the Fixed Account, where it will earn the guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).

After the above adjustments are made, the loan balance will continue to grow at the policy's loan charge rate, and the amount in the collateral loan account will continue to earn interest at the policy's loan crediting rate.  No policy charges will be assessed.  No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender).  Cash Value may not be transferred out of the Fixed Account.  The Death Benefit will be the lesser of the Specified Amount or the minimum required death benefit.  The policy will remain as described above for the duration of the policy.

Invocation of the Policy Guard Rider is irrevocable.

Premium

This policy does not require a scheduled payment of Premium to keep it In Force.  The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist.  Each premium payment must be at least $50.  Upon request, we will furnish Premium receipts.

Initial Premium

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select.  Generally, the higher the required initial Specified Amount, the higher the initial Premium will be.  Similarly, because Death Benefit Options Two and Three provide for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Options Two and Three may require a higher amount of initial Premium.  Also, the age, sex, health, and activities of both Insureds will affect our determination of the risk of issuing the policy.  In general, the greater this risk, the higher the initial Premium will be.  The amount of supplemental coverage will also affect the initial Premium.

Whether we will issue full insurance coverage depends on both Insureds meeting all underwriting requirements, you paying the initial Premium, and our delivery of the policy while both Insureds are alive.  We will not delay delivery of the policy to increase the likelihood that the Insureds are not still alive.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days thereafter.

You may pay the initial Premium to our Home Office or to our authorized representative.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.

Subsequent Premiums

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk;

•
We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance.  As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status.  We will monitor Premiums paid and other policy transactions and will notify you when the policy’s non-modified endowment contract status is in jeopardy; and

•
We may require that policy indebtedness be repaid prior to accepting any additional Premium payments.  Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of value of the Sub-Account portfolio allocations, or when a Premium payment may alter the character of the policy for tax purposes.  For more information, see "Lapse," beginning on page 31.  We will let you know ahead of time.

We will send scheduled Premium payment reminder notices to you according to the Premium payment method shown on the Policy Data Page.  If you decide to make a subsequent Premium payment, you must send it to our Home Office.

Charges

Please read and consider the following, which we intend to be an amplification (but it may also be duplicative), in conjunction with the fee tables, and accompanying footnotes, appearing earlier in this prospectus.  See "In Summary: Fee Tables," beginning on page 5.  Also, see the policy, including the Policy Data Page, and the Riders, for more information.

We will make deductions under the policy to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and Premium taxes.  If we begin to charge for illustrations, you will be expected to pay the charge directly to us at the time of your request.  We will not deduct this charge from your policy’s Cash Value.  However, we will deduct all other charges from the policy’s Cash Value (rather than a Premium payment), except for mortality and expense risk and loan amount interest, in proportion to the balances of your Sub-Account portfolio and the fixed account allocations.  We will only deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolios, and we will only deduct the loan amount interest charge from the Cash Value of the loan account.  We will transfer the loan interest charge from your investment options to the loan account.  We take the monthly periodic charges in advance and we will not pro rate any monthly Rider charge should the Rider terminate before the beginning of the next month.

There are also charges associated with the Sub-Account portfolios.  While you will not pay them directly, they will affect the value of the assets in the Sub-Account portfolios.  On a daily basis, the manager of each mutual fund that comprises the policy's available variable investment options deducts operating charges from that mutual fund's assets before calculating the NAV.  (We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Units.)  More detail about these charges is contained in the prospectus for the mutual fund.

Sales Load

During years one through ten from the Policy Date, the sales load portion of the Premium Load charge is $15 per $1000 of Premium, and, thereafter, $5 per $1000 of Premium, to cover our sales expenses.

Premium Taxes

The premium taxes portion of the Premium Load charge is $35 per $1000 of Premium and reimburses us for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes(at the estimated rate of 1.25%).  This amount is an estimated amount.  If the actual tax liability is more or less, we will not adjust the charge retroactively, so we may profit from it.

Surrender Charges

A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount.  There are two components of the surrender charge meant to cover our policy underwriting (the underwriting component) and sales expenses (the sales component), including for: processing the application; conducting any medical exams; determining insurability (and the Insureds' underwriting classes); and establishing policy records.    The surrender charge equals the underwriting component plus 23.75% of the sales component.  We will deduct the surrender charge based on the following schedule:

Policy year calculated from the Policy Date or effective date of Specified Amount increase:	Percentage Of Initial Surrender Charge
1	100%
2	100%
3	90%
4	80%
5	70%
6	60%
7	50%
8	40%
9	30%
After 9	0

The underwriting component is the product of that portion of the Specified Amount not including any supplemental insurance coverage, divided by 1,000, and the administrative target premium.  The administrative target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for underwriting expenses.  The administrative target premium varies by the Insureds' ages when the policy was issued.

The sales expense component is the lesser of the following two amounts.  The first amount is the Guideline Annual Premium in the first year from the Policy Date.  The second amount is the sum of all Premium payments you made during the first year from the Policy Date.

We will calculate a separate surrender charge based on the Specified Amount and each increase in the Specified Amount, which, when added together, will amount to your surrender charge.  A surrender charge will also apply if you request a decrease in the Specified Amount.  We will calculate the surrender charge for a decrease in the Specified Amount as if you surrendered the policy, though we will only deduct a portion of it from your policy's Cash Value.  The amount of surrender charge we deduct will be a product of the surrender charge and the decrease in Specified Amount divided by the Specified Amount before the decrease.

All things being equal, the surrender charge will be greater for a policy with: an older Insured; a male insured; a higher Specified Amount; more first year Premium; or a higher risk Insured.  If you change the Death Benefit option, and it does not result in a different Net Amount At Risk, we will not deduct a surrender charge.

We will waive the surrender charge if you elect to surrender your policy in exchange for a fixed life insurance policy offered by us.

Partial Surrender Fee

You may request a partial surrender after the first year from the Policy Date, and we may charge a partial surrender fee, of the lesser of $25 or 2% of the dollar amount of the partial surrender, to compensate us for the administrative costs in calculating and generating the surrender amount.  However, currently, there is no charge for a partial surrender.

Cost of Insurance

The cost of insurance charge compensates us for underwriting insurance protection.  The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.

We base the cost of insurance rates on our expectations as to future mortality and expense experience.  The cost of insurance rate will vary by: the Insureds' sexes; ages; underwriting classes; any S ubstandard R atings; for how long the policy has been In Force and the Specified Amount.  There will be a separate cost of insurance rate for the initial Specified Amount and any increases.  The cost of insurance rates will never be greater than those guaranteed in the policy.

We will uniformly apply a change in any cost of insurance rate for Insureds, of the same ages, sexes, underwriting classes, and any S ubstandard R atings, on whom policies with the same Specified Amount have been In Force for the same length of time.  The change could increase your cost of insurance charges, which, accordingly, would decrease your policy's Cash Value, and the converse is true, too.  In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

Mortality and Expense Risk

Currently, we deduct this charge monthly according to the following schedule.  During the first through fifteenth years from the Policy Date, the charge is: $0.60 per $1,000 on the first $25,000 of the Cash Value in the variable investment options; $0.30 per $1,000 on the next $225,000 up to $250,000 of the Cash Value in the variable investment options; and $0.10 per $1,000 of the Cash Value in the variable investment options over $250,000.  Thereafter, this charge is: $0.60 per $1,000 on the first $25,000 of the Cash Value in the variable investment options; and $0.10 per $1,000 of the Cash Value in the variable investment options over $25,000.  This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it.  The mortality risk is that the Insureds do not live as long as expected.  The expense risk is that the costs of issuing and administering the policy are more than expected.

Underwriting and Distribution

The underwriting and distribution charge reimburses us for sales, underwriting, distribution and issuance costs, and we will deduct this charge through the first three years from the Policy Date (not to exceed $750 per month).  The charge is the product of the Specified Amount (not including that portion constituting supplemental insurance coverage) and a rate. The charge will vary by the issue age of the younger Insured and the Specified Amount.

Administrative

Currently, we deduct this charge according to the following schedule.  During the first year from the Policy Date, the monthly amount is $10.  During the second through twentieth year from the Policy Date, the monthly amount is $3, for policies with a total Specified Amount of less than $150,000; otherwise, the current amount is $5.  Thereafter, there is no charge.  This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

Policy Loan Interest

We will charge interest on the amount of an outstanding policy loan, at the rate of 3.9% per annum, which will accrue daily.  The loan and accrued interest become due and payable at the end of the year from the Policy Date, when the policy lapses, or when you surrender the policy.  If left unpaid, we will add it to the policy's outstanding Indebtedness.  As collateral or security for repayment, we will transfer an equal amount of Cash Value to the loan account, on which interest will accrue and be credited daily.  During years two through ten from the Policy Date, the minimum guaranteed interest crediting rate is 3.0% per annum, and the current interest crediting rate is 3.0% per annum.  (During the first year from the Policy Date, no policy loans may be taken.)  From the eleventh year, the minimum guaranteed interest crediting is 3.65% per annum, and the current interest crediting rate is 3.9%.  The effect is a net cost of no more than 0.90% per annum during the first ten years, and 0.25% per annum thereafter, based on the minimum guaranteed interest crediting rates.  Based on the current interest crediting rates, the net cost is 0.90% per annum during the first ten years, and 0 thereafter.

Estate Protection Rider

This charge compensates us for additional Death Benefit coverage while it is available.  The charge is the product of the additional Death Benefit amount and your monthly cost of insurance rate.   We use the same monthly cost of insurance rate that we use to calculate the cost of insurance charge.  However, because we multiply the monthly cost of insurance rate by the Rider’s Death Benefit, this charge should be less.

Policy Split Option Rider

This charge compensates us for the option to exchange the policy for two individual policies, each on the life of one Insured.  The charge is the product of the Specified Amount and the monthly policy split option cost rate.  This rate is based on the average ages of the two Insureds on the Policy Date, and is stated on the Policy Data Page.

Policy Guard Rider

We take a one-time charge at the time you invoke this Rider.  The charge is the product of the policy's Cash Value and an age-based factor shown in the Rider (based on the age of the younger Insured).  If the policy's non-loaned Cash Value is insufficient to pay the Rider's charge, you must make loan repayments sufficient to cover the Rider's charge.  The Rider's charge covers the administrative costs associated with the rider and compensates us for the risk of the Rider's guaranteed paid-up death benefit.  We may profit from the charge.

Reduction of Charges

In addition to sales to individuals, the policy may be purchased by corporations and other entities.  We may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium we expect to receive; total Cash Value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges.  If you have questions about whether your policy is eligible for reduction of any charges, please consult with your registered representative for more specific information.  Your registered representative can answer your questions and where appropriate can provide you with illustrations demonstrating the impact of any reduced charges for which you may be eligible.

We may change both the extent and the nature of the reductions.  We make the reductions in charges in a way not unfairly discriminatory to policy owners and reflects the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex.  The policies are based upon actuarial tables which distinguish between men and women.  Thus, the policies provide different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 75% of first year premiums and 3% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (75% of first year premiums and 3% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.25% of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (and not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates.  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit..

We or our affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in underlying mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2008 , the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.55% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds.  We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

The Death Benefit

Calculation of The Death Benefit Proceeds

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Home Office proof that both the Insureds have died, as well as other customary information.  We require notice of the first death within one year from the date of death, even though the Proceeds are not calculated or paid until the second death.  We will not dispute the payment of the Death Benefit after the policy has been In Force for two years from the Policy Date.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if an Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are three Death Benefit options under the policy.  You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

•	Option One

The Death Benefit will be the greater of the Specified Amount or minimum required Death Benefit.

•	Option Two

The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the minimum required Death Benefit.

•	Option Three

The Death Benefit will be the greater of the Specified Amount plus the accumulated Premium account (which consists of all Premium payments minus all partial surrenders to the date of death) or the minimum required Death Benefit.  The amount of the accumulated Premium account will be based on the Option Three Interest Rate stated on the Policy Data Page, which will be no less than zero or more than the Option Three Maximum Increase also stated on the Policy Data Page.

Not all Death Benefit options are available in all states.

The Minimum Required Death Benefit

Each Death Benefit option has a minimum required Death Benefit.  The minimum required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

The cash value accumulation test determines the minimum required Death Benefit by multiplying the account value by a percentage determined by methodology set out in the federal tax regulations. The percentages depend upon the Insureds' ages, sexes and underwriting classifications.  Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is sufficient Death Benefit in relation to the account value at all times.

The guideline premium/cash value corridor test determines the minimum required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code and vary only by the younger Insured's Attained Age.

Regardless of which test you elect, we will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  Conversely, if in the unlikely event that the policy did not qualify as life insurance because your Death Benefit failed to amount to the minimum required Death Benefit, the Proceeds payable under the policy would be includable in the gross income of the beneficiary for federal income tax purposes.  Because of this adverse consequence, we may refuse additional Premium payments or return the gross Premium payments to you so that the policy continues to meet the Code's definition of life insurance.  For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 34.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.   If the cash value accumulation test is elected, the Policy Guard Rider is not available.

Changes in The Death Benefit Option

After the first policy year, you may elect to change the Death Benefit option under the policy from either Option One to Option Two, from Option Two to Option One, from Option Three to Option One, or from Option Three to Option Two.  You may not change to Option Three.  We will permit only one change of Death Benefit option per policy year.  The effective date of a change will be the monthly anniversary date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.

We will adjust the Specified Amount so that the Net Amount At Risk remains constant before and after the Death Benefit option change.  We will make these changes proportionately with respect to any supplemental insurance coverage.  Because your Net Amount At Risk remains the same, changing the Death Benefit option by itself does not alter the policy’s cost of insurance. The policy’s charges going forward, however, will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in factors such as fluctuations in policy's Cash Value, these charges may increase or decrease after the reduction.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Suicide

If either Insured commits suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any indebtedness, and less any partial surrenders.  Similarly, if either Insured commits suicide, while sane or insane, within two years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the initial Specified Amount, plus the cost of insurance charges of the increase.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while an Insured is alive.  We calculate the Cash Surrender Value based on the policy's Cash Value.  For more information, see "Cash Value," beginning on page 11.  To derive the Cash Surrender Value, we will deduct from the Cash Value, Indebtedness and the surrender charge.  The effective date of a surrender will coincide with the date on which we receive the policy and your written request at our Home Office.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to six months.

Partial Surrender

You may request a partial surrender of the policy's Cash Surrender Value at any time after it has been In Force for one year from the Policy Date. In policy years two through ten, the maximum aggregate annual amount of any partial surrender is limited to no more than 10% of the Cash Surrender Value as of the beginning of that year.  Thereafter, the maximum aggregate annual amount of any partial surrender cannot exceed the Cash Surrender Value, less the greater of $500 or the total monthly fees and expenses you must pay to keep the policy In Force for three months.

The minimum amount of any partial surrender is $200.  A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code.  You may incur a partial surrender fee.  For more information, see "In Summary: Fee Tables," beginning on page 5.  We reserve the right to limit partial surrenders to one a year.

Reduction of Specified Amount on a Partial Surrender

We will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how you have allocated Cash Value among the Sub-Accounts.  We will only reduce the Cash Value attributable to the fixed account when that of the Sub-Account is insufficient to cover the amount of the partial surrender.

When you take a partial surrender, we will reduce the Specified Amount to ensure that the Net Amount At Risk does not increase.  Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy’s cost of insurance.  The policy’s charges going forward will be based on a new Specified Amount that will change the calculation of those charges.  Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.

Any reduction we make to the Specified Amount will be made in the following order:

•	against the most recent increase in the Specified Amount;

•	against the next most recent increases in the Specified Amount in succession; and

•	against the Specified Amount under the original application.

While we reserve the right to deduct a partial surrender fee of up to $25, we currently deduct none.  Partial surrenders could cause your policy to become a "modified endowment contract" under the Code, which would change the income tax treatment of any distributions from the policy.  For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 34.

The Payout Options

You have a number of options of receiving Proceeds, besides in a lump sum, which you may elect upon application.  We will pay the Proceeds from our general account.  If you do not make an election, when the last surviving Insured dies, the beneficiary may do so.  If the beneficiary does not make an election, we will pay the Proceeds in a lump sum.  Normally, we will make the lump sum payment within seven days after we receive your written request at our Home Office.  We will postpone any payment of Proceeds, however, on the days we are unable to price Sub-Account Accumulation Units.  For more information, see "Valuation of Accumulation Units," beginning on page 10.  To elect more than one payout option, you must apportion at least $2,000 per option, which would amount to a payment, at specified intervals, of at least $20.  At any time before Proceeds become payable, you may request to change your payout option in writing to our Home Office.  Changing the beneficiary of the policy will revoke the payout options in effect at that time.  Proceeds are neither assignable nor subject to claims of creditors or legal process.

Please note that for the remainder of The Payout Options section, "you" means the person we are obligated to pay.

Interest Income

You keep the Proceeds with us to earn interest at a specified rate.  The Proceeds can be paid at the end of every twelve-, six-, three- or one-month intervals.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest on the outstanding balance at a rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Income for a Fixed Period

You keep the Proceeds with us, but are paid at specified intervals over a number of years (no more than 30).  Each payment will consist of a portion of the Proceeds plus interest at a guaranteed rate.  The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest at an annually determined rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Life Income with Payments Guaranteed

We pay you the Proceeds at specified intervals for a guaranteed period (10, 15 or 20 years), and, then, for the rest of your life, if you have outlived the guaranteed period.  The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval.  During the guaranteed period, we will pay interest on the outstanding balance at a rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin.  If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate.  If you die after the guaranteed period has elapsed, we will make no payments to your estate.

Fixed Income for Varying Periods

You keep the Proceeds with us, but are paid a fixed amount at specified intervals.  The total amount payable each year may not be less than 5% of the original Proceeds.  The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval.  You may withdraw any outstanding balance by making a written request of us at our Home Office.  We will pay interest on the outstanding balance at a rate of at least 2.5% per year.  We will determine annually if we will pay any interest in excess of 2.5%.  Upon your death, we will pay any outstanding balance to your estate.

Joint and Survivor Life

We pay you the Proceeds in equal payments at specified intervals for the life of the last surviving payee.  The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval.  As the payments are based on the lifetimes of the payees, you cannot withdraw any amount you designate to this option after payments begin.  Also, payments will cease upon the death of the last surviving payee.  We will make no payments to the last surviving payee's estate.

Alternate Life Income

We use the Proceeds to purchase an annuity with the payee as annuitant.  The amount payable will be 102% of our current individual immediate annuity purchase rate on the date you choose this settlement option.  The Proceeds can be paid at the end of every twelve-, six-, three- or one-month intervals.  As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin.  Also, payments will cease upon your death.  We will make no payments to your estate.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with the date you request or, if that date has passed or no date is specified, then at the end of the Valuation Period during which we receive your request   Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time.  The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high.  There is no charge for dollar cost averaging and it does not count as a transfer event.  For more information, see "Sub-Account Portfolio Transfers," beginning on page 12.

On a monthly basis (or another frequency we may permit), a specified dollar amount of your Premium is systematically and automatically transferred from the fixed account to a Sub-Account portfolio.  You may also have Premium transferred from the Ivy Funds Variable Insurance Portfolios, Inc. -   Money Market.

We will continue to process transfers until there is no more value left in the fixed account or the originating mutual fund(s).  You may also instruct us in writing to stop the transfers.  If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program.

We do not assure the success of these strategies; success depends on market trends.  We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when it is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing 30 days before we do this.

Asset Rebalancing

You may elect to set up asset rebalancing.  To do so, you must complete the Asset Rebalancing Program Form and submit it to our Home Office.  (You will use the same form to change your investment allocation choices, or terminate asset rebalancing, too.)  Thereafter, automatically, on a periodic basis, the Cash Value of your chosen Sub-Account portfolios (up to 20), having fluctuated with Investment Experience, will be rebalanced in proportion to your investment allocation choices.  There is no charge for asset rebalancing and it does not count as a transfer event.  For more information, see "Sub-Account Portfolio Transfers," beginning on page 12.  You can schedule asset rebalancing to occur every three, six, or twelve months on days when we price Sub-Account Units.  For more information, see "Valuation of Accumulation Units," beginning on page 10.

Unless you elect otherwise, asset rebalancing will not affect the allocation of Net Premiums you pay after beginning the program.  Manual transfers will not automatically terminate the program.  Termination of an asset rebalancing program will only occur as a result of your specific instruction to do so.  We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

Automated Income Monitor

Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost.  This program is only available to policies that are not Modified Endowment Contracts.

Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of their policy.  The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans.  Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood your policy will lapse.  Before requesting the Automated Income Monitor program, please consult with your financial and tax advisers.

You can obtain an Automated Income Monitor election form by contacting your registered representative or our service center.  At the time of application for a program, we will provide you with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value and Death Benefit.  You must submit this illustration along with your application.  Programs will commence at the beginning of the next monthly anniversary after we receive your election form and illustration. On each Policy Anniversary thereafter we will provide an updated In Force illustration to assist you in determining whether to continue, modify, or discontinue an elected program based on your goals.  You may request modification or termination of a program at any time by written request.

Your program will be based on your policy's Cash Surrender Value at the time of election, and each succeeding Policy Anniversary, and the following elections:

1.	Payment type:

a.
Fixed Amount:  If you elect payments of a fixed amount, the amount you receive will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and your policy's Investment Experience; or

b.
Fixed Duration:  If you elect payments for a fixed duration, the amount you receive during the first year will be based on the illustration assumptions below.  After the first year, the amount will vary based on the illustration assumptions below and policy Investment Experience to maintain the elected duration.

2.	Illustration assumptions:

a.	an assumed variable rate of return you specify from the available options stated in the election form;

b.
 minimum Cash Surrender Value you target to have remaining on your policy's Maturity Date, or other date you specify.  This dollar amount is used to calculate available income.  It is not   guaranteed to be the Cash Surrender Value on the specified date;

c.
you may also request a change of death benefit option from Death Benefit Option 2 to Death Benefit Option 1, or a decrease in Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and

d.	payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.

Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option 1, will result in larger projected payments or longer projected durations.  However, larger payments or longer duration may increase the likelihood your policy will lapse.

You are responsible for monitoring your policy to prevent lapse.  We will provide annual In Force illustrations based on your then current Cash Surrender Value and your elected illustration assumptions to assist you in planning and preventing lapse.  You may request modification or termination of a program at any time by written request.

Automated Income Monitor programs are subject to the following additional conditions:

1.	To prevent adverse tax consequences, you authorize us to make scheduled payments via policy loan when:

a.	your policy's cost basis is reduced to zero;

b.	a partial surrender within the first 15 policy years would be a taxable event;

c.	or to prevent your policy from becoming a MEC. See, " When the Policy is Life Insurance that is a Modified Endowment Contract" in the "Taxes" section of this prospectus for additional information.

Note:  Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans.  Refer to the "Partial Surrenders" and "Policy Loans" sections of this prospectus for additional information.

2.	While a program is in effect, no Premium payment reminder notices will be sent; however, Premium payments will be accepted.

3.	Programs will terminate on the earliest of the following:

a.	our receipt of your written request to terminate participation;

b.	at the time your policy enters a grace period or terminates for any reason;

c.	at the time of a requested partial surrender or policy loan outside the program;

d.	upon a change of policy owner;

e.	one of the following riders is invoked or begins providing benefits: the Policy Guard Rider; or Policy Split Option Rider;

f.	for income based on a fixed duration, the end of the period you specify at the time of election;

g.	on any Policy Anniversary when your then current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption you specify;

h.	at any time the scheduled partial surrender or policy loan would cause your policy to fail to qualify as life insurance under Section 7702 of the Code, as amended; or

i.	your Policy's Maturity Date.

We will notify you upon termination of your Automated Income Monitor program due to one of the above events.  In addition, we may modify, suspend or discontinue Automated Income Monitor programs at any time.  We will notify you in writing 30 days before we do so.

Policy Loans

While the policy is In Force and after the first year from the Policy Date, you may take an advance of money from the Cash Value otherwise only available upon surrender or maturity, or upon payment of the Death Benefit.  We call this advance a policy loan.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest

The minimum policy loan you may take is $1,000.  You may take no more than the maximum loan value.  The maximum loan value is based on your Cash Surrender Value less 10% of your Cash Value allocated to the Sub-Accounts.  For more information, see "Full Surrender," beginning on page 27.  We charge interest, at the maximum guaranteed rate of 3.9% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured’s death, a policy lapse, or a full surrender.  If left unpaid, we will add the interest to the loan amount.

Collateral and Interest

As collateral or security, we will transfer to the loan account an amount equal to the amount of the policy loan.  You may request that we transfer this amount from specific Sub-Account portfolios. We will only make a transfer from the fixed investment option if the loan amount exceeds 90% of the Cash Value you have allocated to Sub-Account portfolios.  On this amount, we will credit interest daily based on the current rate in effect, which is set at the beginning and guaranteed through the end of each calendar quarter.  During years two through ten from the Policy Date, the minimum guaranteed interest crediting rate will be 3.0% per annum.  From the eleventh year, the minimum guaranteed interest crediting rate will be 3.65% per annum.  We may credit interest in excess of the guaranteed interest crediting rate.

Repayment

You may repay all or part of a policy loan at any time while your policy is In Force during either Insured’s lifetime.  The minimum repayment is $50.  Interest on the loan amount will be due and payable at the end of each year from the Policy Date.  If left unpaid, we will add it to the loan amount.  While your policy loan is outstanding, we will credit all payments   you make as Premium payments, unless you provide written notice that they are to be applied as loan repayments.   We will apply all loan repayments to the Sub-Accounts according to the allocation instructions in effect at the time the payment is received, unless you indicate otherwise.

Net Effect of Policy Loans

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest.  In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate.  For more information, see "In Summary: Fee Tables," in particular, the endnotes.  The amount transferred to the loan account is part of our General Account and will not be affected by the investment experience of the Sub-Accounts. The loan account is credited interest at a different rate than the fixed investment options.  Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit.  Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase by the repayment amount.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of the periodic charges.  However, it will not Lapse under the guaranteed policy continuation provision so long as you have at least paid the Policy Continuation Premium Amount, irrespective of poor investment results from your Net Premium allocation choices, or that the Cash Surrender Value is less than the amount of the policy's periodic charges deduction (or both).  Subject to its conditions, you may also invoke the Policy Guard Rider to prevent the policy from Lapsing due to Indebtedness.  For more information, see "Policy Guard Rider," beginning on page 19.  In any event, there is a Grace Period before your policy will Lapse.  Also, you may always reinstate a policy that has Lapsed.

Guaranteed Policy Continuation Provision

The policy will not Lapse if you have at least paid the Policy Continuation Premium Amount during the guaranteed policy continuation period, both as stated on the Policy Data Page.  The Policy Continuation Premium Amount will vary by the Insureds' ages, sexes; underwriting classes, any S ubstandard R atings, the Specified Amount, and the Riders purchased.  The Policy Continuation Premium Amount will not account, however, for any subsequent increases in the Specified Amount, policy loans or partial surrenders.  For no charge, you may request that we determine whether your Premium payments are sufficient to keep the guaranteed policy continuation provision in effect at any time, and you should do so especially after you have: requested an increase in the Specified Amount; taken a policy loan; or requested a partial surrender.

There are two levels of guarantees: a guarantee that the policy will not Lapse for a limited period of time (until the younger Insured reaches Attained Age 75); and a lifetime guarantee (until the younger Insured reaches attained Age 100).  The required monthly premium amounts are stated on the Policy Data Page.  The limited guarantee has two periods or stages with different required monthly premium amounts.  We will determine these amounts based upon the ages, sexes, risk classifications, the Specified Amount, and any options or Riders you have elected.

If your Premium payments become insufficient for purposes of the limited policy continuation guarantee, we will notify you of the start of a Grace Period.  Thereafter, if you do not pay the necessary amount, the limited policy continuation guarantee will terminate, and there is no opportunity to reinstate it.  Also, the limited policy continuation guarantee is unavailable if the younger Insured is Attained Age 70 when full insurance coverage begins.  When the guaranteed policy continuation period ends, if the Cash Surrender Value remains insufficient to cover the monthly deductions of periodic charges, the policy is at risk of Lapsing, and a Grace Period will begin.  There is no charge for the guaranteed policy continuation provision.

Grace Period

We will send you a notice when the Grace Period begins.  The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions or, if it is less, the Premium that will bring the guaranteed policy continuation provision back into effect.  If you do not pay this Premium within 61 days, the policy and all Riders will Lapse.  The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date;

•	providing evidence of insurability of both Insureds that is satisfactory to us;

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period;

•
paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

(a)	is Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and

(b)	is Premium sufficient to bring the guaranteed policy continuation provision into effect; and

•	paying any indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement.  If the policy is reinstated, the Cash Value on the date of reinstatement, will be set equal to the lesser of:

•	the Cash Value at the end of the Grace Period; or

•	the surrender charge for the policy year in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to Sub-Account portfolios in effect at the start of the Grace Period will be reinstated, unless you instruct otherwise.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances.  Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides an overview of the Code’s provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes of Which to be Aware

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount (in 200 9 , up to $1 3 ,000 per recipient) from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the $1 3 ,000 exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 200 9 , an estate of less than $ 3 , 5 00,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010.  If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The tax is imposed at a flat rate equal to the maximum estate tax rate (for 200 9 , 45%), and there is a provision for an exemption (for 2009, $3.5 million) .  The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying The Policy

Federal Income Tax.  Generally, the Code treats life insurance Premiums as a personal expense.  This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax.  Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when premium payments are paid by someone other than  the policy owner).  Gifts are not generally included in the recipient’s taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in The Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the Insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the Policy’s compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the underlying investment options to remain in compliance.  Thus, the policy should receive federal income tax treatment as life insurance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of investment options alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of investment options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy.  It also applies to Premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay the Premium on any rider to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code.  Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional Premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the investment in the policy (generally, the Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being from the investment in the policy (generally, the Premiums paid for the policy), and then from the income in the policy.  Because Premium payments are generally nondeductible, distributions not in excess of investment in the policy are generally not includible in income; instead, they reduce the owner’s investment in the policy.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in Death Benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrender of The Policy ; Maturity

A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse tax consequences.  If the amount you receive (or are deemed to receive upon maturity) plus total policy Indebtedness exceeds the investment in the policy (generally, the Premiums paid into the policy), then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

The purpose of the Maturity Date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes.  Although we believe that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled Maturity Date, that result is not certain due to a lack of specificity in the guidance on the issue.  You should consult with your qualified tax adviser regarding the possible adverse tax consequences that could result from an extension of the scheduled Maturity Date.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums; or
•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; or
•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging The Policy for Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy.  If, however, you exchange the policy for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable.  Owners should consult with their personal tax or legal adviser s in structuring any policy exchange transaction.

Special Note Regarding The Policy Split Option Rider

A Policy Split Option Rider is available for this Policy.  This Rider permits you, under certain circumstances, to make a "policy split," whereby two policies result.  Each of the policies will have as the Insured one of the Insureds.

Existing tax law is unclear as to whether a policy split will be treated as a nontaxable exchange.  If it is not treated as a nontaxable exchange, the result may be that you recognize taxable gain equal to the Policy’s investment gain at the time of the policy split.  Also, existing tax law is unclear as to whether the two policies resulting from a policy split will be treated as life insurance for federal tax purposes.  If the resulting policies are life insurance for federal tax purposes, they may be treated as modified endowment contracts.  You should consult with a tax adviser about the possible tax consequences associated with a policy split.

Taxation of Death Benefits

Federal Income Tax.  The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy) , a portion of the Death Benefit may be includible in the beneficiary’s gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax adviser s to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.   In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance policies owned by the employer of the Insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006.  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j).  Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policyholder for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of Premiums for this purpose.

There are 2 exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  prior to the issuance by the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be Insured at the time that the policy is issued; (b) the employee provides written consent to being insured under the policy and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The 2 exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, the Insured is either a director, a “highly compensated employee” (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a “highly compensated individual” (within the meaning of Section 105(h)(5), except “35%” is substituted for “25%” in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Federal Transfer Taxes.  When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT tax payment.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a “terminally ill individual” or a “chronically ill individual,” as those terms are defined in the Code, are treated as death proceeds.  See, “Taxation Of Death Benefits,” above.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

See, also, Taxation of Death Benefits, Special federal income tax considerations for life insurance policies owned by employers, above; and   Business Uses of the Policy, below.

Taxes and The Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Business Uses of the Policy

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.   Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement .

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment of this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law.  EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date.  Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies.  It is not intended to be legal or tax advice.  You should consult your independent legal, tax and/or financial adviser.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–5

Organization, Registration and Operation

Nationwide VLI Separate Account-5 is a separate account established under Ohio law.  We own the assets in this account, and we are obligated to pay all benefits under the policies.  We may use the account to support other variable life insurance policies we issue.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.  For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times.  This registration, however, does not involve the SEC’s supervision of this account’s management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios.  We buy and sell the Sub-Account portfolio shares at NAV.  Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains, and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the Investment Experience of our other assets.  Its assets are held separately from our other assets and are not part of our general account.  We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies.  We hold assets in the separate account equal to its liabilities.  If the separate account’s assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

We do not guarantee any money you place in this separate account.  The value of each Sub-Account will increase or decrease, depending on the investment performance of the corresponding portfolio.  You could lose some or all of your money.

Addition, Deletion or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	substitute or close Sub-Accounts to allocations;

•	transfer assets supporting the policies from one Sub-Account to another or from the separate account to another separate account;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We reserve the right to make other structural and operational changes affecting this separate account.

We will notify you if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.

The substitute mutual fund may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future Premium, or both.  We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

No substitution of shares may take place without the prior approval of the SEC.  All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.

Deregistration of the Separate Account.  We may deregister Nationwide VLI Separate Account-5 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All policy owners will be notified in the event we deregister Nationwide VLI Separate Account-5.

Voting Rights

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio’s shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an Sub-Account Portfolio by the NAV of that Sub-Account Portfolio.  We will designate a date for this determination not more than 90 days before the shareholder meeting.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the Company) was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), which refers to Nationwide Life Insurance Company of America (NLICA), Nationwide Life and Annuity Company of America (NLACA) and subsidiaries, including the affiliated distribution network. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated financial position or results of operations in a particular period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by the Company and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium-term note (MTN) programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations, proceedings or inquiries may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the NLIC MTN program. The Company is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

A promotional and marketing arrangement associated with the Company’s offering of a retirement plan product and related services in Alabama is under investigation by the Alabama Securities Commission. The Company currently expects that any damages paid to settle this matter will not have a material adverse impact on its consolidated financial position. It is not possible to predict what effect, if any, the outcome of this investigation may have on the Company’s retirement plan operations with respect to promotional and marketing arrangements in general in the future.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company’s consolidated financial position or results of operations in the future.

Nationwide Financial Services, Inc. (NFS), NMIC, Nationwide Mutual Fire Insurance Company (NMFIC), Nationwide Corporation and the directors of NFS have been named as defendants in several class actions brought by NFS shareholders. These lawsuits arose following the announcement of the joint offer by NMIC, NMFIC and Nationwide Corporation to acquire all of the outstanding shares of NFS’ Class A common stock. The defendants deny any and all allegations of wrongdoing and have defended these lawsuits vigorously. On August 6, 2008, NFS and NMIC, NMFIC and Nationwide Corporation announced that they had entered into a definitive agreement for the acquisition of all of the outstanding shares of NFS’ Class A common stock for $52.25 per share by Nationwide Corporation, subject to the satisfaction of specific closing conditions. Simultaneously, the plaintiffs and defendants entered into a memorandum of understanding for the settlement of these lawsuits. The memorandum of understanding provides, among other things, for the settlement of the lawsuits and release of the defendants and, in exchange for the release and without admitting any wrongdoing, defendant NMIC shall acknowledge that the pending lawsuits were a factor, among others, that led it to offer an increased share price in the transaction. NMIC shall agree to pay plaintiffs’ attorneys’ fees and the costs of notifying the class members of the settlement.

The memorandum of understanding is conditioned upon court approval of the proposed settlement. The court has scheduled the fairness hearing for approval of the proposed settlement for June 23, 2009. The lawsuits are pending in multiple jurisdictions and allege that the offer price was inadequate, that the process for reviewing the offer was procedurally unfair and that the defendants have breached their fiduciary duties to the holders of the NFS Class A common stock. NFS continues to defend these lawsuits vigorously.

On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z . On December 2, 2008, the plaintiffs filed an amended complaint. The plaintiffs claim to represent a class of all participants in the Alabama State Employees Association (ASEA) Plan, excluding members of the Deferred Compensation Committee, members of the Board of Control, ASEA’s directors, officers and board members, and PEBCO’s directors, officers and board members. The class period is from November 20, 2001, to the date of trial. In the amended class action complaint, the plaintiffs allege breach of fiduciary duty, wantonness and breach of contract. The amended class action complaint seeks a declaratory judgment, an injunction, an appointment of an independent fiduciary to protect Plan participants, disgorgement of amounts paid, reformation of Plan documents, compensatory damages and punitive damages, plus interest, attorneys’ fees and costs and such other equitable and legal relief to which plaintiffs and class members may be entitled. Also, on December 2, 2008, the plaintiffs filed a motion for preliminary injunction seeking an order requiring periodic payments made by NRS and/or NLIC to ASEA or PEBCO to be held in a trust account for the benefit of Plan participants. On December 4, 2008, the Alabama State Personnel Board and the State of Alabama by, and through the State Personnel Board, filed a motion to intervene and a complaint in intervention. On December 16, 2008, the Companies filed their Answer. On February 4, 2009, the court provisionally agreed to add the State of Alabama, by and through the State Personnel Board as a party. NRS and NLIC continue to defend this case vigorously.

On July 11, 2007, NLIC was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al . The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries). The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties. The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On May 23, 2008, the Court granted the defendants’ motion to dismiss. On June 19, 2008, the plaintiffs filed a notice of appeal. On October 17, 2008, the plaintiffs filed their opening brief. On December 19, 2008 the defendants filed their briefs. On January 26, 2009, the plaintiffs filed Appellants’ Reply Brief. NLIC continues to defend this lawsuit vigorously.

On November 15, 2006, NFS, NLIC and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The class period is from January 1, 1996 until the class notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, NFS, NLIC and NRS filed a motion to dismiss. On September 17, 2007, the Court granted the motion to dismiss. On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint. On September 15, 2008, the Court denied the plaintiffs’ motion to vacate judgment and for leave to file an amended complaint. On October 15, 2008, the plaintiffs filed a notice of appeal. NFS, NLIC and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, NLIC was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company . The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to NLIC for term life insurance policies issued by NLIC during the class period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are NLIC; any parent, subsidiary or affiliate of NLIC; all employees, officers and directors of NLIC; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The class period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. On April 30, 2007, NLIC filed a motion for summary judgment. On February 4, 2008, the Court granted the class’s motion for summary judgment on the breach of contract claims arising from the term policies in 43 of 51 jurisdictions. The Court granted NLIC’s motion for summary judgment on the breach of contract claims on all decreasing term policies. On November 7, 2008, the case was settled.

On April 13, 2004, NLIC was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company . NLIC removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation . In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The first amended complaint purports to disclaim, with respect to market timing or stale price trading in NLIC’s annuities sub-accounts, any allegation based on NLIC’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of NLIC annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if NLIC is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to NLIC’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted NLIC’s motion to dismiss the plaintiff’s complaint. On January 30, 2009, the United States Court of Appeals for the Fourth Circuit affirmed that dismissal. NLIC continues to defend this lawsuit vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. On September 25, 2007, NFS’ and NLIC’s motion to dismiss the plaintiffs’ fifth amended complaint was denied. On October 12, 2007, NFS and NLIC filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims. On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and NLIC’s amended counterclaims. On November 15, 2007, the plaintiffs filed a motion for class certification. On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to NFS’ and NLIC’s claim that it could recover any “disgorgement remedy” from plan sponsors. On April 25, 2008, NFS and NLIC filed their opposition to the plaintiffs’ motion for class certification. On September 29, 2008, the plaintiffs filed their reply to NFS’ and NLIC’s opposition to class certification. The Court has set a hearing on the class certification motion for February 27, 2009. NFS and NLIC continue to defend this lawsuit vigorously.

Waddell & Reed, Inc.

Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations.  While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts.  Among the legal proceedings to which Waddell & Reed, Inc. has been a party are the following proceedings relating to the distribution of variable annuities:

In 2005, Waddell & Reed, Inc. settled three lawsuits involving its former affiliate, United Investors Life Insurance Company (UILIC), and UILIC's parent company, Torchmark Corporation (Torchmark) relating to Waddell & Reed, Inc.'s separation from Torchmark and UILIC and recommendations by Waddell & Reed, Inc. to certain of its customers that they exchange their UILIC variable annuities for variable annuities issued by Nationwide.  Under the terms of the settlement, Waddell & Reed, Inc. paid Torchmark $14.5 million to resolve outstanding litigation.

In April of 2005, Waddell & Reed, Inc. entered into a Decision & Order of Offer of Settlement with the NASD Department of Enforcement (DOE) settling a regulatory action brought by the DOE on January 14, 2004 (Case No. CAF040002) alleging that Waddell & Reed, Inc. violated NASD Conduct Rules 2110, 2310, 3010 and 3110, and § 17(a)(1) of the Securities Exchange Act of 1934 and Rule 17a-3(A)(6) thereunder, relating to exchanges made by certain of its clients of their variable annuity policies.  The case also alleged violations of NASD rules by Waddell & Reed, Inc.'s former President, Robert L. Hechler, and its former National Sales Manager, Robert J. Williams, Jr.  The DOE alleged that Waddell & Reed, Inc. failed to take adequate steps to determine whether there were reasonable grounds for the clients to enter into the exchanges, such as determining whether the customers were likely to benefit or lose money from the exchanges, failed to establish sufficient guidance for the sales force to use in determining the suitability of the exchanges, failed to establish and maintain supervisory procedures or a system to supervise the activities of its adviser s that was reasonably designed to achieve compliance with the requirements of the NASD's suitability rule, and failed to maintain books and records regarding orders for unexecuted variable annuity exchanges.  Without admitting or denying the allegations, Waddell & Reed, Inc. agreed to be censured, pay a fine of $5 million and pay client restitution of up to $11 million.  Without admitting or denying the allegations, Robert Hechler and Robert Williams each agreed to fines of $150,000 and six-month suspensions.  Waddell & Reed, Inc. also agreed with a multistate consortium to a global resolution of state claims arising from the DOE action.  Without admitting or denying the allegations, Waddell & Reed, Inc. agreed to pay a fine of $2 million to be divided among the states and pay additional client restitution.

Financial Statements

The Statement of Additional Information (SAI) contains consolidated financial statements of Nationwide Life Insurance Company and subsidiaries and financial statements of Nationwide VLI Separate Account - 5.  You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus.  You should distinguish the consolidated financial statements of the company and subsidiaries from the financial statements of the separate account.  Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

Appendix A:  Sub-Account Information

The Sub-Accounts listed below invest in corresponding mutual funds that are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.  You have voting rights with respect to the Sub-Accounts.  For more information, see "Voting Rights," beginning on page 40.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High total return over the long run.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Ivy Funds Variable Insurance Portfolios, Inc. - Balanced
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Current income with a secondary goal of long-term capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Ivy Funds Variable Insurance Portfolios, Inc. - Bond
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Reasonable return with emphasis on preservation of capital.

Ivy Funds Variable Insurance Portfolios, Inc. - Core Equity
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth and income.

Ivy Funds Variable Insurance Portfolios, Inc. - Dividend Opportunities
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Income and long term growth.

Ivy Funds Variable Insurance Portfolios, Inc. - Energy
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	To provide long-term capital appreciation.

Ivy Funds Variable Insurance Portfolios, Inc. - Global Natural Resources
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Mackenzie Financial Corporation
Investment Objective:	Long-term growth.

Ivy Funds Variable Insurance Portfolios, Inc. - Growth
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth with a secondary objective of current income.

Ivy Funds Variable Insurance Portfolios, Inc. - High Income
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High level of current income and capital when consistent with its primary objective as a secondary objective.

Ivy Funds Variable Insurance Portfolios, Inc. - International Growth
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital appreciation and a secondary goal of current income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Ivy Funds Variable Insurance Portfolios, Inc. - International Value
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Ivy Funds Variable Insurance Portfolios, Inc. - Micro Cap Growth
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Wall Street Associates
Investment Objective:	Long-term capital appreciation.

Ivy Funds Variable Insurance Portfolios, Inc. - Mid Cap Growth
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	To provide growth of your investment.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Ivy Funds Variable Insurance Portfolios, Inc. - Money Market
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Maximum current income consistent with stability of principal.

Ivy Funds Variable Insurance Portfolios, Inc. - Mortgage Securities
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Advantus Capital Management, Inc.
Investment Objective:	High level of current income.

Ivy Funds Variable Insurance Portfolios, Inc. - Pathfinder Aggressive
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks maximum growth of capital consistent with a more aggressive level of risk.

The Ivy Funds Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Ivy Funds Pathfinder Portfolios for more information.

Ivy Funds Variable Insurance Portfolios, Inc. - Pathfinder Conservative
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a conservative level of risk.

The Ivy Funds Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Ivy Funds Pathfinder Portfolios for more information.

Ivy Funds Variable Insurance Portfolios, Inc. - Pathfinder Moderate
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a moderate level of risk.

The Ivy Funds Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Ivy Funds Pathfinder Portfolios for more information.

Ivy Funds Variable Insurance Portfolios, Inc. - Pathfinder Moderately Aggressive
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk.

The Ivy Funds Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Ivy Funds Pathfinder Portfolios for more information.

Ivy Funds Variable Insurance Portfolios, Inc. - Pathfinder Moderately Conservative
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.

The Ivy Funds Pathfinder Portfolios are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Ivy Funds Pathfinder Portfolios for more information.

Ivy Funds Variable Insurance Portfolios, Inc. - Real Estate Securities
Investment Adviser:	Waddell & Reed Investment Management Company
Sub-adviser:	Advantus Capital Management, Inc.
Investment Objective:	Total return through a combination of capital appreciation and current income.

Ivy Funds Variable Insurance Portfolios, Inc. - Science and Technology
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital growth.

Ivy Funds Variable Insurance Portfolios, Inc. - Small Cap Growth
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Capital growth.

Ivy Funds Variable Insurance Portfolios, Inc. - Small Cap Value
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term accumulation of capital.

Ivy Funds Variable Insurance Portfolios, Inc. - Value
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions
Accumulation Unit - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges.  Initially, we set the Accumulation Unit value at $10 for each Sub-Account.

Attained Age - The Insured’s age upon the issue of full insurance coverage plus the number of full years since the Policy Date.
Cash Surrender Value - The policy's Cash Value, subject to Indebtedness and the surrender charge.
Cash Value - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience and the policy loan and fixed accounts, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code - The Internal Revenue Code of 1986, as amended.
Death Benefit - The amount we will pay to the beneficiary upon the last surviving Insured’s death, before payment of any unpaid outstanding loan balances or charges.
FDIC - Federal Deposit Insurance Corporation.
Grace Period - A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
Guideline Annual Premium - The level annual premium amount that would be payable through maturity, assuming an investment return of 5% per annum, net of the policy's periodic charges, as described in Rule 6e-3(T)(c)(8)(i), promulgated under the Investment Company Act of 1940, though the SEC has neither approved nor disapproved the accuracy of any calculation using the Guideline Annual Premium.

Home Office - Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force - The insurance coverage is in effect.
Indebtedness - The total amount of all outstanding policy loans, including principal and interest due.
Insured(s) - The persons whose lives we insure under the policy.
Investment Experience - The performance of a mutual fund in which a Sub-Account portfolio invests.
Lapse - The policy terminates without value.
Maturity Date - The policy anniversary on or next following the younger Insured's 100th birthday.
Net Amount At Risk - The policy’s Death Benefit, not including any supplemental insurance coverage, minus the policy’s Cash Value.
Net Asset Value (NAV) - The price each share of a mutual fund in which a Sub-Account portfolio invests.  It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Accumulation Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts. Accumulation Unit values do reflect these deductions.

Net Premium - Premium after transaction charges, but before any allocation to an investment option.

Policy Continuation Premium Amount - The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed policy continuation provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.

Policy Data Page(s) - The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insureds.
Policy Date - The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.
Policy Proceeds or Proceeds - Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium - The amount of money you pay to begin and continue the policy.
Premium Load - The aggregate of the sales load and premium tax charges.
Rider - An optional benefit you may purchase under the policy.
SEC - The Securities and Exchange Commission.
Specified Amount - The dollar or face amount of insurance coverage the owner selects, including any supplemental coverage.
Sub-Accounts - The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy’s variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insured.  Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors).  The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher cost of coverage.

Us, we, our , Nationwide or the company - Nationwide Life Insurance Company.
Valuation Period - The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

You, your or the policy owner or Owner - The person named as the owner in the application, or the person assigned ownership rights.

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net Cash Surrender Values, and Cash Values, and to request other information about this policy please call our Service Center at 1-866-221-1100 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-D4, Dublin, OH 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549- 8090 .  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-10143.
Securities Act of 1933 Registration File No. 333-46412.

Unassociated Document
Nationwide VLI Separate Account-5
(Registrant)

Nationwide Life Insurance Company
(Depositor)

5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522
1-866-221-1100
TDD: 1-800-238-3035

STATEMENT OF ADDITIONAL INFORMATION

Last Survivor Flexible Premium Variable Universal Life Insurance Policies

This Statement of Additional Information ("SAI'') contains additional information regarding the last survivor flexible premium variable universal life insurance policy offered by us, Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2009 and the prospectuses for the variable investment options.  The prospectus is incorporated by reference in this SAI.  You may obtain a copy of these prospectuses FREE OF CHARGE by writing or calling us at our address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2009 .

Table of Contents
Nationwide Life Insurance Company	1
Nationwide VLI Separate Account-5	1
Waddell & Reed, Inc.	2
Services	2
Underwriting Procedure	2
Illustrations	2
Advertising	3
Historical Performance of the Sub-Accounts	3
Tax Definition of Life Insurance	3
Financial Statements	6

Nationwide Life Insurance Company

We are a stock life insurance company organized under the laws of the State of Ohio in March 1929 with our Home Office at One Nationwide Plaza, Columbus, Ohio 43215.  We provide life insurance, annuities and retirement products.  We are admitted to do business in all states, the District of Columbia and Puerto Rico.  Nationwide is a member of the Nationwide group of companies and all of our common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company.   The Nationwide group of companies is one of America’s largest insurance and financial services family of companies, with combined assets of over $ 135 billion as of December 31, 2008 .

Nationwide VLI Separate Account-5

Nationwide VLI Separate Account-5 is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans.  We established the separate account on May 21, 1998 pursuant to Ohio law.  Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 the SEC does not supervise our management or the management of the variable account. We serve as the custodian of the assets of the variable account.

1

Waddell & Reed, Inc.

The policies are distributed by Waddell & Reed, Inc. ("Waddell & Reed"), located at 6300 Lamar Ave., Overland Park, KS 66202.  Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.

The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold.  Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").  Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed, Inc. will not exceed 75% of the target premium plus 5% of any premium payments in excess of the target premium.  The target premium is used to determine the amount of commissions paid to the producer for a given policy.  We pay gross renewal commissions in years 2 through 10 on the sale of the policies provided by Waddell & Reed, Inc. that will not exceed 4% of actual Premium payment, and that will not exceed 2% in policy years 11 and thereafter.

We have paid no underwriting commissions to Waddell & Reed, Inc. for this separate account in 2008, 2007, and 2006 .

Services

We have responsibility for administration of the policies and the variable account.  We also maintain the records of the name, address, taxpayer identification number, and other pertinent information for each policy owner and the number and type of policy issued to each policy owner and records with respect to the policy value of each policy.

We are the custodian of the assets of the variable account.  We will maintain a record of all purchases and redemption of shares of the mutual funds.

Independent Registered Public Accounting Firm

The financial statements of Nationwide VLI Separate Account-5 and the consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The audit report of KPMG LLP covering the December 31, 2008 consolidated financial statements and schedules of Nationwide Life Insurance Company and subsidiaries contains an explanatory paragraph that states that Nationwide Life Insurance Company and subsidiaries adopted the American Institute of Certified Public Accountants' Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts, in 2007.  KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio 43215.

Underwriting Procedure

We underwrite the policies issued through Nationwide VLI Separate Account-5.  The policy's cost of insurance depends upon each Insured's sex, issue age, risk class, and length of time the policy has been In Force.  The rates will vary depending upon tobacco use and other risk factors.  Monthly cost of insurance rates will not exceed those guaranteed in the policy.  Guaranteed cost of insurance rates are based on the 1980 Commissioners’ Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).  The mortality table is sex distinct.  In addition, separate mortality tables will be used for tobacco and non-tobacco.  We may deduct a "flat extra," which is an additional constant charge per $1,000 of Specified Amount for certain activities or medical conditions of the Insureds.  We apply that same flat extra to all Insureds who engage in the same activity or have the same medical condition, irrespective of sex, issue age, underwriting class, or any substandard ratings.

The rate class of an insured may affect the cost of insurance rate.  We currently place insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk.  In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks.  Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose policies have been in effect for the same length of time.  Decreases may be reflected in the cost of insurance rate, as discussed earlier.  The actual charges made during the policy year will be shown in the annual report delivered to policy owners.

Illustrations

Before you purchase the policy and upon request thereafter, we will provide illustrations of future benefits under the policy based upon the Insureds' ages and premium classes, the Death Benefits option, face amount, planned periodic Premiums, and Riders requested.  We reserve the right to charge a reasonable fee of no more than $25 for this service to persons who request more than one policy illustration during a policy year.

2

Advertising

Rating Agencies

Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate us.  The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide.  The ratings are not intended to reflect the Investment Experience or financial strength of the variable account.  We may advertise these ratings from time to time.  In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the policies.  Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Money Market Yields

We may advertise the "yield" and "effective yield" for the money market sub-account.  Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.

Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund’s units.  The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC.  Thus, effective yield will be slightly higher than yield, due to the compounding.

Additional Materials.

We may provide information on various topics to you and prospective policy owners in advertising, sales literature or other materials.

Historical Performance of the Sub-Accounts

We will advertise historical performance of the sub-accounts in accordance with SEC prescribed calculations.  Please note that performance information is annualized.  However, if a sub-account has been available in the variable account for less than one year, the performance information for that sub-account is not annualized.  Performance information is based on historical earnings and is not intended to predict or project future results.

Tax Definition of Life Insurance

Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes.  The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.

The tables below show the numeric requirements for each test.

Guideline Premium/Cash Value Corridor Test

Table of Applicable Percentages of Cash Value

Attained Age of Younger Insured	Percentage of Cash Value
0-40	250%
41	243%
42	236%
43	229%
44	222%
45	215%
46	209%
47	203%
48	197%
49	191%
50	185%
51	178%
52	171%
53	164%
54	157%
55	150%

3

Attained Age of Younger Insured	Percentage of Cash Value
56	146%
57	142%
58	138%
59	134%
60	130%
61	128%
62	126%
63	124%
64	122%
65	120%
66	119%
67	118%
68	117%
69	116%
70	115%
71	113%
72	111%
73	109%
74	107%
75	105%
76	105%
77	105%
78	105%
79	105%
80	105%
81	105%
82	105%
83	105%
84	105%
85	105%
86	105%
87	105%
88	105%
89	105%
90	105%
91	104%
92	103%
93	102%
94	101%
95	101%
96	101%
97	101%
98	101%
99	101%
100	100%

4

Cash Value Accumulation Test

The Cash Value Accumulation Test also requires the Death Benefit to exceed an applicable percentage of the Cash Value.  These applicable percentages are calculated by determining net single premiums, as defined in Code Section 7702(b), for each policy year given a set of actuarial assumptions.  The relevant material assumptions include an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Internal Revenue Code Section 7702 for the Cash Value Accumulation Test.  The resulting net single premiums are then inverted (i.e., multiplied by 1/net single premium) to give the applicable Cash Value percentages.  These premiums vary with the ages, sexes, and risk classifications of the Insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test.  This example is for a male non-tobacco preferred issue age 55 and a female non-tobacco preferred issue age 55.

Policy Year	Percentage of Cash Value
1	302%
2	290%
3	279%
4	269%
5	259%
6	249%
7	240%
8	231%
9	223%
10	215%
11	207%
12	200%
13	193%
14	186%
15	180%
16	174%
17	169%
18	164%
19	159%
20	154%
21	150%
22	146%
23	142%
24	139%
25	136%
26	133%
27	130%
28	127%
29	125%
30	123%
31	121%
32	119%
33	118%
34	116%
35	115%
36	113%
37	112%
38	111%
39	110%
40	108%
41	107%
42	106%
43	104%
44	103%
45	102%

5

6

VLI Sep 5

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide VLI Separate Account-5:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account-5 (comprised of the sub-accounts listed in note 1(b) (collectively, “the Accounts”)) as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2008, and the results of their operations, changes in contract owners’ equity, and financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America

/s/    KPMG LLP

Columbus, Ohio

March 13, 2009

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2008

Assets:
Investments at fair value:
Ivy Fund VIP, Inc. - Asset Strategy (WRASP)
2,813,344 shares (cost $25,475,172)	$23,280,137
Ivy Fund VIP, Inc. - Balanced (WRBP)
716,238 shares (cost $5,462,201)	5,512,170
Ivy Fund VIP, Inc. - Bond (WRBDP)
1,604,704 shares (cost $8,672,355)	8,564,628
Ivy Fund VIP, Inc. - Core Equity (WRCEP)
1,535,354 shares (cost $15,233,996)	12,453,106
Ivy Fund VIP, Inc. - Dividend Opportunities (WRDIV)
619,048 shares (cost $4,240,028)	3,164,200
Ivy Fund VIP, Inc. - Energy (WRENG)
247,736 shares (cost $1,551,814)	927,375
Ivy Fund VIP, Inc. - Global Natural Resources (WRGNR)
878,327 shares (cost $6,285,838)	2,907,437
Ivy Fund VIP, Inc. - Growth (WRGP)
2,008,208 shares (cost $16,352,485)	15,167,791
Ivy Fund VIP, Inc. - High Income (WRHIP)
2,182,814 shares (cost $7,295,663)	5,422,329
Ivy Fund VIP, Inc. - International Growth (WRIP)
744,159 shares (cost $5,471,921)	4,468,673
Ivy Fund VIP, Inc. - International Value (WRI2P)
233,662 shares (cost $4,803,499)	2,911,728
Ivy Fund VIP, Inc. - Micro Cap Growth (WRMIC)
61,270 shares (cost $1,120,811)	680,842
Ivy Fund VIP, Inc. - Mid Cap Growth (WRMCG)
379,153 shares (cost $2,467,486)	1,708,311
Ivy Fund VIP, Inc. - Money Market (WRMMP)
3,718,670 shares (cost $3,718,670)	3,718,670
Ivy Fund VIP, Inc. - Mortgage Securities (WRMSP)
164,143 shares (cost $823,461)	720,113
Ivy Fund VIP, Inc. - Pathfinder Aggressive (WRPAP)
13,138 shares (cost $51,980)	50,045
Ivy Fund VIP, Inc. - Pathfinder Conservative (WRPCP)
1,474 shares (cost $6,764)	6,563
Ivy Fund VIP, Inc. - Pathfinder Moderate (WRPMP)
24,274 shares (cost $110,467)	98,626

(Continued)

2

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY, Continued

Ivy Fund VIP, Inc. - Pathfinder Moderately Aggressive (WRPMAP)
79,685 shares (cost $349,733)	$319,857
Ivy Fund VIP, Inc. - Pathfinder Moderately Conservative (WRPMCP)
9,227 shares (cost $39,576)	39,765
Ivy Fund VIP, Inc. - Real Estate Securities (WRRESP)
332,260 shares (cost $2,499,147)	1,430,048
Ivy Fund VIP, Inc. - Science and Technology (WRSTP)
917,527 shares (cost $13,207,723)	10,482,839
Ivy Fund VIP, Inc. - Small Cap Growth (WRSCP)
1,253,112 shares (cost $10,916,812)	7,635,587
Ivy Fund VIP, Inc. - Small Cap Value (WRSCV)
179,059 shares (cost $2,612,462)	1,841,931
Ivy Fund VIP, Inc. - Value (WRVP)
1,411,673 shares (cost $8,278,900)	5,863,668

Total Investments	119,376,439

Total Assets	119,376,439

Accounts Payable	1,019

$119,375,420

Contract Owners’ Equity:
Accumulation units	119,375,420

Total Contract Owners’ Equity (note 8)	$119,375,420

See accompanying notes to financial statements.

3

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF OPERATIONS

Year Ended December 31, 2008

Investment Activity:	Total	WRASP	WRBP	WRBDP	WRCEP	WRDIV	WRENG	WRGNR

Reinvested dividends	$435,176	125,852	6,847	7,867	29,889	3,429	1,353	79,590

Net investment income (loss)	435,176	125,852	6,847	7,867	29,889	3,429	1,353	79,590

Proceeds from mutual fund shares sold	16,696,690	2,268,628	634,171	709,988	884,408	330,841	241,966	303,976
Cost of mutual fund shares sold	(14,599,354)	(1,387,292)	(436,424)	(769,537)	(791,959)	(261,139)	(196,468)	(262,348)

Realized gain (loss) on investments	2,097,336	881,336	197,747	(59,549)	92,449	69,702	45,498	41,628
Change in unrealized gain (loss) on investments	(60,509,814)	(11,295,970)	(1,663,098)	85,229	(7,105,705)	(1,676,498)	(812,148)	(4,480,729)

Net gain (loss) on investments	(58,412,478)	(10,414,634)	(1,465,351)	25,680	(7,013,256)	(1,606,796)	(766,650)	(4,439,101)

Reinvested capital gains	4,003,333	2,068,554	4,778	-	455,693	6,306	1,476	323,403

Net increase (decrease) in contract owners’ equity resulting from operations	$(53,973,969)	(8,220,228)	(1,453,726)	33,547	(6,527,674)	(1,597,061)	(763,821)	(4,036,108)

Investment Activity:	WRGP	WRHIP	WRIP	WRI2P	WRMIC	WRMCG	WRMMP	WRMSP

Reinvested dividends	$-	43,070	15,889	20,397	-	743	56,548	7,958

Net investment income (loss)	-	43,070	15,889	20,397	-	743	56,548	7,958

Proceeds from mutual fund shares sold	1,582,943	545,025	378,650	160,160	100,399	94,135	5,490,766	72,889
Cost of mutual fund shares sold	(1,212,206)	(608,204)	(241,651)	(165,955)	(93,849)	(98,005)	(5,490,766)	(77,857)

Realized gain (loss) on investments	370,737	(63,179)	136,999	(5,795)	6,550	(3,870)	-	(4,968)
Change in unrealized gain (loss) on investments	(9,322,581)	(1,526,949)	(3,382,904)	(1,964,860)	(593,857)	(909,862)	-	(87,885)

Net gain (loss) on investments	(8,951,844)	(1,590,128)	(3,245,905)	(1,970,655)	(587,307)	(913,732)	-	(92,853)

Reinvested capital gains	210,648	-	132,478	81,027	-	31,621	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(8,741,196)	(1,547,058)	(3,097,538)	(1,869,231)	(587,307)	(881,368)	56,548	(84,895)

(Continued)

4

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF OPERATIONS, Continued

Year Ended December 31, 2008

Investment Activity:	WRPAP	WRPCP	WRPMP	WRPMAP	WRPMCP	WRRESP	WRSTP	WRSCP

Reinvested dividends	$-	-	-	-	-	12,391	-	-

Net investment income (loss)	-	-	-	-	-	12,391	-	-

Proceeds from mutual fund shares sold	2,951	51	6,548	23,082	234	343,587	928,305	677,513
Cost of mutual fund shares sold	(3,877)	(57)	(7,437)	(29,129)	(254)	(435,782)	(639,245)	(566,939)

Realized gain (loss) on investments	(926)	(6)	(889)	(6,047)	(20)	(92,195)	289,060	110,574
Change in unrealized gain (loss) on investments	(1,935)	(201)	(11,842)	(29,876)	189	(778,552)	(5,968,427)	(5,215,496)

Net gain (loss) on investments	(2,861)	(207)	(12,731)	(35,923)	169	(870,747)	(5,679,367)	(5,104,922)

Reinvested capital gains	-	-	-	-	-	35,807	390,172	159,191

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,861)	(207)	(12,731)	(35,923)	169	(822,549)	(5,289,195)	(4,945,731)

Investment Activity:	WRSCV	WRVP

Reinvested dividends	$4,404	18,949

Net investment income (loss)	4,404	18,949

Proceeds from mutual fund shares sold	150,822	764,652
Cost of mutual fund shares sold	(193,117)	(629,857)

Realized gain (loss) on investments	(42,295)	134,795
Change in unrealized gain (loss) on investments	(566,382)	(3,199,475)

Net gain (loss) on investments	(608,677)	(3,064,680)

Reinvested capital gains	42,824	59,355

Net increase (decrease) in contract owners’ equity resulting from operations	$(561,449)	(2,986,376)

See accompanying notes to financial statements.

5

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2008 and 2007

	Total		WRASP		WRBP		WRBDP

	2008	2007	2008	2007	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$435,176	1,551,201	125,852	161,586	6,847	91,119	7,867	291,279
Realized gain (loss) on investments	2,097,336	2,289,354	881,336	192,843	197,747	145,777	(59,549)	(33,291)
Change in unrealized gain (loss) on investments	(60,509,814)	12,188,282	(11,295,970)	6,954,072	(1,663,098)	578,918	85,229	114,693
Reinvested capital gains	4,003,333	9,262,827	2,068,554	1,260,296	4,778	124	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(53,973,969)	25,291,664	(8,220,228)	8,568,797	(1,453,726)	815,938	33,547	372,681

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	31,118,849	31,943,766	4,231,559	3,510,499	867,124	927,216	1,156,398	1,065,065
Transfers between funds	-	-	1,214,612	2,744,190	183,536	(45,532)	518,037	2,244,389
Surrenders (note 6)	(4,749,467)	(6,354,846)	(655,702)	(738,850)	(275,163)	(255,802)	(227,531)	(366,185)
Death benefits (note 4)	(460,365)	(59,479)	(112,990)	(13,486)	(26,865)	(4,486)	(34,281)	(2,759)
Net policy repayments (loans) (note 5)	(1,952,817)	(1,642,526)	(438,674)	(151,905)	(50,872)	(67,151)	(100,918)	(25,908)
Deductions for surrender charges (note 2d)	(699,475)	(783,512)	(118,779)	(101,255)	(29,406)	(28,736)	(30,453)	(37,512)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(10,578,238)	(9,508,859)	(2,001,708)	(1,509,368)	(472,256)	(454,864)	(599,371)	(435,405)
Asset charges (note 3)	(681,819)	(661,227)	(127,186)	(99,397)	(29,851)	(30,063)	(36,269)	(27,757)
Adjustments to maintain reserves	(901)	533	(9,537)	30	(51)	25	(37)	(14)

Net equity transactions	11,995,767	12,933,850	1,981,595	3,640,458	166,196	40,607	645,575	2,413,914

Net change in contract owners’ equity	(41,978,202)	38,225,514	(6,238,633)	12,209,255	(1,287,530)	856,545	679,122	2,786,595
Contract owners’ equity beginning of period	161,353,622	123,128,108	29,518,731	17,309,476	6,799,687	5,943,142	7,885,477	5,098,882

Contract owners’ equity end of period	$119,375,420	161,353,622	23,280,098	29,518,731	5,512,157	6,799,687	8,564,599	7,885,477

CHANGES IN UNITS:
Beginning units	10,059,816	9,304,108	1,124,176	949,996	447,252	444,334	542,976	371,000
Units purchased	3,120,447	3,247,623	252,102	300,065	89,106	75,542	119,095	236,283
Units redeemed	(2,297,325)	(2,491,915)	(181,510)	(125,885)	(77,437)	(72,624)	(74,164)	(64,307)

Ending units	10,882,938	10,059,816	1,194,768	1,124,176	458,921	447,252	587,907	542,976

(Continued)

6

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2008 and 2007

	WRCEP		WRDIV		WRENG		WRGNR

	2008	2007	2008	2007	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$29,889	112,617	3,429	30,056	1,353	2,549	79,590	1,112
Realized gain (loss) on investments	92,449	229,780	69,702	27,019	45,498	4,937	41,628	66,749
Change in unrealized gain (loss) on investments	(7,105,705)	287,167	(1,676,498)	342,342	(812,148)	183,794	(4,480,729)	929,189
Reinvested capital gains	455,693	1,651,754	6,306	27,049	1,476	2,288	323,403	392,197

Net increase (decrease) in contract owners’ equity resulting from operations	(6,527,674)	2,281,318	(1,597,061)	426,466	(763,821)	193,568	(4,036,108)	1,389,247

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	2,144,138	2,259,482	918,812	688,092	329,364	100,618	1,328,466	945,893
Transfers between funds	93,176	217,134	709,433	834,587	645,440	418,003	793,300	1,131,911
Surrenders (note 6)	(534,753)	(618,388)	(79,072)	(57,682)	(8,110)	(966)	(84,359)	(102,134)
Death benefits (note 4)	(57,696)	(5,670)	(22,715)	(5,433)	-	-	(87)	-
Net policy repayments (loans) (note 5)	(173,039)	(209,229)	(37,906)	(14,513)	(7,373)	(2,273)	(55,848)	(22,864)
Deductions for surrender charges (note 2d)	(55,953)	(76,574)	(17,590)	(12,094)	(2,403)	(3,208)	(24,744)	(29,445)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,049,714)	(1,047,178)	(319,922)	(218,643)	(117,399)	(38,104)	(448,420)	(327,530)
Asset charges (note 3)	(74,341)	(80,588)	(16,638)	(12,657)	(5,590)	(2,129)	(23,197)	(17,776)
Adjustments to maintain reserves	(4,761)	(12)	(4,768)	-	(32)	(7)	(4,786)	(2)

Net equity transactions	287,057	438,977	1,129,634	1,201,657	833,897	471,934	1,480,325	1,578,053

Net change in contract owners’ equity	(6,240,617)	2,720,295	(467,427)	1,628,123	70,076	665,502	(2,555,783)	2,967,300
Contract owners’ equity beginning of period	18,693,706	15,973,411	3,631,619	2,003,496	857,284	191,782	5,463,202	2,495,902

Contract owners’ equity end of period	$12,453,089	18,693,706	3,164,192	3,631,619	927,360	857,284	2,907,419	5,463,202

CHANGES IN UNITS:
Beginning units	1,466,892	1,429,256	215,972	139,064	60,804	20,580	245,536	160,974
Units purchased	250,776	241,181	111,452	97,385	80,198	44,293	135,503	111,559
Units redeemed	(219,611)	(203,545)	(33,798)	(20,477)	(18,867)	(4,069)	(41,992)	(26,997)

Ending units	1,498,057	1,466,892	293,626	215,972	122,135	60,804	339,047	245,536

(Continued)

7

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2008 and 2007

	WRGP		WRHIP		WRIP		WRI2P

	2008	2007	2008	2007	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$-	259	43,070	514,016	15,889	36,221	20,397	62,112
Realized gain (loss) on investments	370,737	384,163	(63,179)	27,166	136,999	117,581	(5,795)	79,760
Change in unrealized gain (loss) on investments	(9,322,581)	4,118,021	(1,526,949)	(329,125)	(3,382,904)	778,887	(1,964,860)	(182,060)
Reinvested capital gains	210,648	563,564	-	-	132,478	169,017	81,027	354,041

Net increase (decrease) in contract owners’ equity resulting from operations	(8,741,196)	5,066,007	(1,547,058)	212,057	(3,097,538)	1,101,706	(1,869,231)	313,853

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	2,804,316	3,206,417	1,041,117	1,082,157	1,120,889	893,533	910,102	772,970
Transfers between funds	(590,049)	(496,101)	(15,143)	691,660	357,797	750,461	345,603	633,060
Surrenders (note 6)	(847,751)	(1,086,251)	(230,637)	(224,254)	(195,612)	(168,141)	(81,452)	(56,528)
Death benefits (note 4)	(111,260)	(7,984)	(4,053)	(2,280)	(804)	(1,869)	(93)	(4,468)
Net policy repayments (loans) (note 5)	(331,791)	(319,135)	(80,134)	(87,470)	(74,312)	(87,556)	(42,123)	(41,182)
Deductions for surrender charges (note 2d)	(105,580)	(118,004)	(31,635)	(24,658)	(30,928)	(29,625)	(16,373)	(14,131)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,338,334)	(1,377,152)	(438,267)	(391,170)	(421,922)	(363,721)	(271,758)	(231,481)
Asset charges (note 3)	(99,175)	(105,433)	(29,619)	(28,675)	(26,727)	(26,041)	(16,072)	(15,156)
Adjustments to maintain reserves	(7,055)	340	(63)	8	(7,119)	(25)	(32)	3

Net equity transactions	(626,679)	(303,303)	211,566	1,015,318	721,262	967,016	827,802	1,043,087

Net change in contract owners’ equity	(9,367,875)	4,762,704	(1,335,492)	1,227,375	(2,376,276)	2,068,722	(1,041,429)	1,356,940
Contract owners’ equity beginning of period	24,535,661	19,772,957	6,757,784	5,530,409	6,844,941	4,776,219	3,953,146	2,596,206

Contract owners’ equity end of period	$15,167,786	24,535,661	5,422,292	6,757,784	4,468,665	6,844,941	2,911,717	3,953,146

CHANGES IN UNITS:
Beginning units	1,922,372	1,949,096	405,540	344,698	435,056	368,214	188,046	135,698
Units purchased	288,864	329,608	82,793	106,868	121,667	115,180	78,668	77,349
Units redeemed	(346,410)	(356,332)	(72,130)	(46,026)	(65,797)	(48,338)	(26,833)	(25,001)

Ending units	1,864,826	1,922,372	416,203	405,540	490,926	435,056	239,881	188,046

(Continued)

8

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2008 and 2007

	WRMIC		WRMCG		WRMMP		WRMSP

	2008	2007	2008	2007	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$-	-	743	360	56,548	79,764	7,958	23,837
Realized gain (loss) on investments	6,550	54,871	(3,870)	10,837	-	-	(4,968)	(446)
Change in unrealized gain (loss) on investments	(593,857)	12,703	(909,862)	103,621	-	-	(87,885)	(1,235)
Reinvested capital gains	-	-	31,621	49,505	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(587,307)	67,574	(881,368)	164,323	56,548	79,764	(84,895)	22,156

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	228,633	215,551	537,081	464,243	7,492,385	9,300,388	179,794	164,133
Transfers between funds	19,777	49,031	214,298	552,262	(4,816,756)	(8,425,205)	(20,534)	60,549
Surrenders (note 6)	(33,016)	(75,883)	(8,024)	(6,985)	(139,239)	(679,451)	(9,977)	(48,918)
Death benefits (note 4)	-	-	-	-	(12,805)	-	-	(3,959)
Net policy repayments (loans) (note 5)	(14,708)	7,113	(34,609)	(2,238)	(157,588)	(61,021)	(3,100)	2,504
Deductions for surrender charges (note 2d)	(8,916)	(12,433)	(7,148)	(6,049)	(11,912)	(28,565)	(2,992)	(9,899)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(79,573)	(85,586)	(169,535)	(121,274)	(366,134)	(315,211)	(61,952)	(51,255)
Asset charges (note 3)	(4,423)	(5,131)	(8,898)	(6,718)	(15,131)	(12,194)	(3,211)	(2,680)
Adjustments to maintain reserves	(55)	6	(44)	8	44,858	142	(48)	17

Net equity transactions	107,719	92,668	523,121	873,249	2,017,678	(221,117)	77,980	110,492

Net change in contract owners’ equity	(479,588)	160,242	(358,247)	1,037,572	2,074,226	(141,353)	(6,915)	132,648
Contract owners’ equity beginning of period	1,160,411	1,000,169	2,066,542	1,028,970	1,643,770	1,785,123	727,011	594,363

Contract owners’ equity end of period	$680,823	1,160,411	1,708,295	2,066,542	3,717,996	1,643,770	720,096	727,011

CHANGES IN UNITS:
Beginning units	68,470	62,844	147,970	82,972	137,904	156,676	62,676	52,984
Units purchased	21,710	18,798	64,028	75,700	796,398	852,348	17,964	19,712
Units redeemed	(12,875)	(13,172)	(20,194)	(10,702)	(629,049)	(871,120)	(10,928)	(10,020)

Ending units	77,305	68,470	191,804	147,970	305,253	137,904	69,712	62,676

(Continued)

9

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2008 and 2007

	WRPAP		WRPCP		WRPMP		WRPMAP

	2008	2007	2008	2007	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$-	-	-	-	-	-	-	-
Realized gain (loss) on investments	(926)	-	(6)	-	(889)	-	(6,047)	-
Change in unrealized gain (loss) on investments	(1,935)	-	(201)	-	(11,842)	-	(29,876)	-
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(2,861)	-	(207)	-	(12,731)	-	(35,923)	-

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	8,120	-	352	-	8,435	-	43,068	-
Transfers between funds	51,323	-	6,546	-	110,475	-	335,071	-
Surrenders (note 6)	(1)	-	-	-	-	-	(8,367)	-
Death benefits (note 4)	-	-	-	-	-	-	-	-
Net policy repayments (loans) (note 5)	-	-	-	-	(2,860)	-	(34)	-
Deductions for surrender charges (note 2d)	(47)	-	-	-	-	-	(2,931)	-
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(6,422)	-	(122)	-	(4,536)	-	(10,508)	-
Asset charges (note 3)	(70)	-	(7)	-	(158)	-	(519)	-
Adjustments to maintain reserves	(4)	-	(4)	-	(5)	-	(8)	-

Net equity transactions	52,899	-	6,765	-	111,351	-	355,772	-

Net change in contract owners’ equity	50,038	-	6,558	-	98,620	-	319,849	-
Contract owners’ equity beginning of period	-	-	-	-	-	-	-	-

Contract owners’ equity end of period	$50,038	-	6,558	-	98,620	-	319,849	-

CHANGES IN UNITS:
Beginning units	-	-	-	-	-	-	-	-
Units purchased	7,680	-	771	-	13,207	-	44,589	-
Units redeemed	(864)	-	(15)	-	(884)	-	(2,878)	-

Ending units	6,816	-	756	-	12,323	-	41,711	-

(Continued)

10

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2008 and 2007

	WRPMCP		WRRESP		WRSTP		WRSCP

	2008	2007	2008	2007	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$-	-	12,391	12,137	-	-	-	-
Realized gain (loss) on investments	(20)	-	(92,195)	79,037	289,060	310,256	110,574	273,530
Change in unrealized gain (loss) on investments	189	-	(778,552)	(560,484)	(5,968,427)	(173,111)	(5,215,496)	34,092
Reinvested capital gains	-	-	35,807	85,578	390,172	2,843,305	159,191	1,201,740

Net increase (decrease) in contract owners’ equity resulting from operations	169	-	(822,549)	(383,732)	(5,289,195)	2,980,450	(4,945,731)	1,509,362

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	686	-	574,832	577,079	2,179,493	2,175,149	1,532,911	1,741,423
Transfers between funds	39,650	-	52,892	364,802	(45,192)	228,539	(260,710)	(64,289)
Surrenders (note 6)	-	-	(62,400)	(177,274)	(535,826)	(543,010)	(395,610)	(627,992)
Death benefits (note 4)	-	-	-	-	(27,608)	(1,381)	(48,308)	(5,704)
Net policy repayments (loans) (note 5)	-	-	(5,278)	(2,420)	(149,413)	(233,916)	(89,853)	(163,310)
Deductions for surrender charges (note 2d)	-	-	(14,843)	(26,817)	(84,640)	(83,279)	(52,637)	(71,297)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(703)	-	(181,161)	(175,004)	(941,337)	(909,423)	(648,988)	(724,915)
Asset charges (note 3)	(38)	-	(8,910)	(9,405)	(65,050)	(67,565)	(47,598)	(57,321)
Adjustments to maintain reserves	(14)	-	(2,408)	(5)	(4,764)	22	(51)	15

Net equity transactions	39,581	-	352,724	550,956	325,663	565,136	(10,844)	26,610

Net change in contract owners’ equity	39,750	-	(469,825)	167,224	(4,963,532)	3,545,586	(4,956,575)	1,535,972
Contract owners’ equity beginning of period	-	-	1,899,858	1,732,634	15,446,368	11,900,782	12,592,156	11,056,184

Contract owners’ equity end of period	$39,750	-	1,430,033	1,899,858	10,482,836	15,446,368	7,635,581	12,592,156

CHANGES IN UNITS:
Beginning units	-	-	118,346	90,590	995,918	954,284	778,954	776,382
Units purchased	4,851	-	47,382	50,603	200,495	196,427	136,380	144,538
Units redeemed	(92)	-	(26,465)	(22,847)	(174,055)	(154,793)	(138,772)	(141,966)

Ending units	4,759	-	139,263	118,346	1,022,358	995,918	776,562	778,954

(Continued)

11

NATIONWIDE VLI SEPARATE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued

Years Ended December 31, 2008 and 2007

	WRSCV		WRVP		WRLBP

	2008	2007	2008	2007	2008	2007

Investment activity:
Net investment income (loss)	$4,404	104	18,949	88,261	-	43,812
Realized gain (loss) on investments	(42,295)	(9,740)	134,795	369,748	-	(41,223)
Change in unrealized gain (loss) on investments	(566,382)	(174,214)	(3,199,475)	(869,046)	-	40,058
Reinvested capital gains	42,824	92,381	59,355	569,988	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(561,449)	(91,469)	(2,986,376)	158,951	-	42,647

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	400,503	419,986	1,080,271	1,280,859	-	153,013
Transfers between funds	300,687	81,853	(243,269)	(318,434)	-	(1,652,870)
Surrenders (note 6)	(56,429)	(40,817)	(280,436)	(426,014)	-	(53,321)
Death benefits (note 4)	-	-	(800)	-	-	-
Net policy repayments (loans) (note 5)	(12,053)	(14,340)	(90,331)	(140,005)	-	(5,707)
Deductions for surrender charges (note 2d)	(10,613)	(15,356)	(38,952)	(48,064)	-	(6,511)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(147,874)	(134,854)	(480,322)	(529,816)	-	(66,905)
Asset charges (note 3)	(8,736)	(8,807)	(34,405)	(41,493)	-	(4,241)
Adjustments to maintain reserves	(49)	8	(64)	4	-	(30)

Net equity transactions	465,436	287,673	(88,308)	(222,963)	-	(1,636,572)

Net change in contract owners’ equity	(96,013)	196,204	(3,074,684)	(64,012)	-	(1,593,925)
Contract owners’ equity beginning of period	1,937,928	1,741,724	8,938,340	9,002,352	-	1,593,925

Contract owners’ equity end of period	$1,841,915	1,937,928	5,863,656	8,938,340	-	-

CHANGES IN UNITS:
Beginning units	132,684	114,326	562,272	577,038	-	123,102
Units purchased	56,710	40,619	98,058	98,894	-	14,671
Units redeemed	(18,673)	(22,261)	(103,032)	(113,660)	-	(137,773)

Ending units	170,721	132,684	557,298	562,272	-	-

See accompanying notes to financial statements.

12

NATIONWIDE VLI SEPARATE ACCOUNT-5

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 and 2007

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

Nationwide VLI Separate Account-5 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 21, 1998. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Company offers Select Life and Survivorship Life Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

(b) The Contracts

Only contracts with a front-end sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

With certain exceptions, contract owners may invest in the following:

Portfolios of the Ivy Fund Variable Insurance Portfolio, Inc. (Ivy Fund VIP, Inc.) (formerly W&R Target Funds, Inc.);

Ivy Fund VIP, Inc. - Asset Strategy (WRASP)

Ivy Fund VIP, Inc. - Balanced (WRBP)

Ivy Fund VIP, Inc. - Bond (WRBDP)

Ivy Fund VIP, Inc. - Core Equity (WRCEP)

Ivy Fund VIP, Inc. - Dividend Opportunities (WRDIV)

Ivy Fund VIP, Inc. - Energy (WRENG)

Ivy Fund VIP, Inc. - Global Natural Resources (WRGNR)

Ivy Fund VIP, Inc. - Growth (WRGP)

Ivy Fund VIP, Inc. - High Income (WRHIP)

Ivy Fund VIP, Inc. - International Growth (WRIP)

Ivy Fund VIP, Inc. - International Value (WRI2P)

Ivy Fund VIP, Inc. - Micro Cap Growth (WRMIC)

Ivy Fund VIP, Inc. - Mid Cap Growth (WRMCG)

Ivy Fund VIP, Inc. - Money Market (WRMMP)

Ivy Fund VIP, Inc. - Mortgage Securities (WRMSP)

Ivy Fund VIP, Inc. - Pathfinder Aggressive (WRPAP)

Ivy Fund VIP, Inc. - Pathfinder Conservative (WRPCP)

Ivy Fund VIP, Inc. - Pathfinder Moderate (WRPMP)

Ivy Fund VIP, Inc. - Pathfinder Moderately Aggressive (WRPMAP)

Ivy Fund VIP, Inc. - Pathfinder Moderately Conservative (WRPMCP)

Ivy Fund VIP, Inc. - Real Estate Securities (WRRESP)

Ivy Fund VIP, Inc. - Science and Technology (WRSTP)

Ivy Fund VIP, Inc. - Small Cap Growth (WRSCP)

Ivy Fund VIP, Inc. - Small Cap Value (WRSCV)

Ivy Fund VIP, Inc. - Value (WRVP)

W&R Target Funds, Inc. - Limited-Term Bond Portfolio (WRLBP)*

*	At December 31, 2008, contract owners were not invested in this fund.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

(Continued)

13

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued on the closing net asset value per share at December 31, 2008 of such funds, which value their investment securities at fair value. The cost of investments sold is determined on a first in – first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standard

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157). SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Company adopted SFAS 157 effective January 1, 2008. The adoption of SFAS 157 did not have a material impact on the Account’s financial position or results of operations.

(2) Policy Charges

(a) Deductions from Premium

On Select Life and Survivorship Life insurance contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. Additionally, the Company deducts a front-end sales load of up to 0.5% from each premium payment received for Select Life contracts. For Survivorship Life contracts, the sales load is 1.5% of each premium payment received in policy years one through ten and 0.5% thereafter. The Company may at its sole discretion reduce this sales loading. For the periods ended December 31, 2008 and 2007, total front-end sales charge deductions were $1,318,815 and $1,339,948, respectively and were recognized as a reduction of purchase payments on the Statement of Changes in Contract Owners’ Equity.

(b) Cost of Insurance

A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c) Administrative Charges

For Select Life contracts, the Company currently deducts a monthly administrative charge of $10 during the first policy year to recover policy maintenance, accounting, record keeping and other administrative expenses, not to exceed $10 per month. For all subsequent years, a monthly administrative charge of $5 is currently deducted, not to exceed $7.50 per month. The charges are assessed against each contract by liquidating units.

(Continued)

14

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

For Select Life II contracts, the Company currently deducts a monthly administrative charge of $10 to recover policy maintenance, accounting, record keeping and other administrative expenses, not to exceed $20 per month. The Company assesses a monthly per $1,000 of Specified Amount charge on the first $250,000 of basic coverage for the first ten policy years. The current charge is $0.10 per $1,000, but not more than $25, and the maximum charge is $0.20 per $1,000, not to exceed $50. If there is an increase in the Specified Amount, the per $1,000 charge will be assessed for the increase. The per $1,000 charge assessed as a result of the Specified Amount increase will be assessed for ten policy years from the effective date of the increase. The charges are assessed against each contract by liquidating units.

For Survivorship Life contracts, the Company currently deducts a monthly administrative charge of $10, not to exceed $10, during the first policy year; $5, not to exceed $5, during policy years 2 through 20 if the Specified Amount is equal to or greater than $150,000; $3, not to exceed $3, during policy years 2 through 20 if the Specified Amount is less than $150,000; $0 during policy years 21 and on. The Company assesses a monthly per $1,000 of Specified Amount charge on basic coverage for the first three policy years. The charge varies, but will not exceed $750 per month. If there is an increase in the Specified Amount, the per $1,000 charge will be assessed to the increase based on the age of the younger insured at the time of the increase. The per $1,000 charge assessed as a result of the Specified Amount increase will be assessed for three policy years from the effective date of the increase. The charges are assessed against each contract by liquidating units.

(d) Surrender Charges

Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by issue age, sex and rate class. For Select Life and Survivorship Life contracts, the charge is 100% of the initial surrender charge in the first year, declining a Specified Amount each year of the initial surrender charge. After the purchase payment has been held in the contract for nine years, the charge is 0%. The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred. The charges are assessed against each contract by liquidating units.

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk.

For Select Life contracts, the Company deducts a monthly charge of 0.50% on the first $25,000 of cash value attributable to the variable account, 0.25% of $25,001 up to $250,000 of cash value attributable to the variable account, and 0.08% of cash value attributable to the variable account in excess of $250,000. For Select Life II contracts, the Company deducts a monthly charge of 0.60% on the first $25,000 of cash value attributable to the variable account, 0.30% of $25,001 up to $250,000 of cash value attributable to the variable account, and 0.10% of cash value attributable to the variable account in excess of $250,000.

For Survivorship Life contracts, during the first through fifteenth policy year, the Company deducts a monthly charge of 0.60% on the first $25,000 of cash value attributable to the variable account, 0.30% on $25,001 up to $250,000 of cash value attributable to the variable account, and 0.10% of cash value attributable to the variable account in excess of $250,000. Thereafter, the charge is 0.60% of the first $25,000 of cash value attributable to the variable account and 0.10% of cash value attributable to the variable account in excess of $25,000.

The above charges are assessed against each contract by liquidating units.

(4) Death Benefits

For Select Life contracts, death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For Survivorship Life contracts, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Contract provisions allow contract owners to borrow 90% of a policy’s cash surrender value (90% of the variable account value less the applicable deferred sales charge value). Select Life and Survivorship Life contracts are charged interest equal to 3.9% of the outstanding loan balance which is due and payable in advance on the policy anniversary. At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(Continued)

15

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company. Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contact owners, as applicable, on the accompanying Statements of Change in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company, but are included in Net Policy (Loans) Repayments. The fixed account assets are not reflected in the accompanying financial statements. For the periods ended December 31, 2008 and 2007, total transfers into the Account from the fixed account were $1,246,505 and $1,282,178, respectively, and total transfers from the Account to the fixed account were $3,639,982 and $2,746,136, respectively.

(7) Fair Value Measurement

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with SFAS 157, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in publicly-traded registered mutual funds with quoted market prices.

•

Level 2 – Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. The Account invests only in funds with fair value measurements in the first two levels of the fair value hierarchy.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	0	$119,376,439	0	$119,376,439

Accounts Payable of $1,019 are measured at settlement value which approximates the fair value due to the short-term nature of such liabilities.

The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under SFAS 157.

(Continued)

16

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values and contract owners’ equity outstanding for variable annuity contracts as of the end of the periods indicated, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2008.

	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio*	Total Return**	Initial Offering Date^
Ivy Fund VIP, Inc. - Asset Strategy (WRASP)
2008	1,194,768	$19.485036	$23,280,098	0.44%	-25.79%
2007	1,124,176	26.258105	29,518,731	0.72%	44.11%
2006	949,996	18.220578	17,309,476	0.38%	20.15%
2005	792,586	15.165132	12,019,671	0.98%	24.27%
2004	687,372	12.203056	8,388,039	1.56%	13.30%
Ivy Fund VIP, Inc. - Balanced (WRBP)
2008	458,921	12.011125	5,512,157	0.11%	-21.00%
2007	447,252	15.203256	6,799,687	1.43%	13.67%
2006	444,334	13.375394	5,943,142	1.43%	11.21%
2005	457,136	12.027106	5,498,023	1.30%	5.01%
2004	447,320	11.452888	5,123,106	1.65%	8.93%
Ivy Fund VIP, Inc. - Bond (WRBDP)
2008	587,907	14.567948	8,564,599	0.10%	0.31%
2007	542,976	14.522699	7,885,477	4.70%	5.67%
2006	371,000	13.743617	5,098,882	4.70%	4.24%
2005	343,498	13.184169	4,528,736	4.69%	1.61%
2004	304,690	12.974723	3,953,268	4.45%	3.88%
Ivy Fund VIP, Inc. - Core Equity (WRCEP)
2008	1,498,057	8.312827	12,453,089	0.19%	-34.77%
2007	1,466,892	12.743751	18,693,706	0.65%	14.03%
2006	1,429,256	11.176032	15,973,411	0.91%	16.99%
2005	1,408,452	9.553301	13,455,366	0.35%	9.01%
2004	1,352,874	8.764021	11,856,616	0.68%	9.57%
Ivy Fund VIP, Inc. - Dividend Opportunities (WRDIV)
2008	293,626	10.776266	3,164,192	0.09%	-35.91%
2007	215,972	16.815229	3,631,619	1.06%	16.72%
2006	139,064	14.407005	2,003,496	1.68%	15.91%
2005	74,902	12.429138	930,967	1.57%	13.03%
2004	29,352	10.996320	322,764	1.86%	9.96%
Ivy Fund VIP, Inc. - Energy (WRENG)
2008	122,135	7.592901	927,360	0.11%	-46.15%
2007	60,804	14.099137	857,284	0.56%	51.30%
2006	20,580	9.318860	191,782	0.81%	-6.81%	5/1/2006
Ivy Fund VIP, Inc. - Global Natural Resources (WRGNR)
2008	339,047	8.575270	2,907,419	1.56%	-61.46%
2007	245,536	22.250106	5,463,202	0.03%	43.50%
2006	160,974	15.505001	2,495,902	0.48%	25.49%
2005	45,800	12.355299	565,873	0.00%	23.55%	6/1/2005
Ivy Fund VIP, Inc. - Growth (WRGP)
2008	1,864,826	8.133620	15,167,786	0.00%	-36.27%
2007	1,922,372	12.763222	24,535,661	0.00%	25.81%
2006	1,949,096	10.144681	19,772,957	0.00%	5.04%
2005	1,915,708	9.658183	18,502,258	0.00%	11.23%
2004	1,765,286	8.683167	15,328,273	0.31%	3.31%
Ivy Fund VIP, Inc. - High Income (WRHIP)
2008	416,203	13.027998	5,422,292	0.67%	-21.82%
2007	405,540	16.663667	6,757,784	8.22%	3.86%
2006	344,698	16.044215	5,530,409	7.63%	10.26%
2005	314,526	14.550714	4,576,578	8.07%	2.54%
2004	281,156	14.189601	3,989,491	7.82%	9.86%

(Continued)

17

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio*	Total Return**	Initial Offering Date^
Ivy Fund VIP, Inc. - International Growth (WRIP)
2008	490,926	$9.102522	$4,468,665	0.27%	-42.15%
2007	435,056	15.733472	6,844,941	0.63%	21.29%
2006	368,214	12.971313	4,776,219	0.64%	20.99%
2005	349,502	10.721355	3,747,135	2.42%	16.47%
2004	305,342	9.204986	2,810,669	0.72%	14.00%
Ivy Fund VIP, Inc. - International Value (WRI2P)
2008	239,881	12.138174	2,911,717	0.58%	-42.26%
2007	188,046	21.022230	3,953,146	1.79%	9.88%
2006	135,698	19.132236	2,596,206	2.37%	29.62%
2005	87,390	14.760810	1,289,947	2.95%	11.16%
2004	33,454	13.278601	444,222	2.94%	22.68%
Ivy Fund VIP, Inc. - Micro Cap Growth (WRMIC)
2008	77,305	8.806965	680,823	0.00%	-48.03%
2007	68,470	16.947723	1,160,411	0.00%	6.49%
2006	62,844	15.915113	1,000,169	0.00%	12.26%
2005	38,126	14.176497	540,493	0.00%	20.87%
2004	17,316	11.729102	203,101	0.00%	10.05%
Ivy Fund VIP, Inc. - Mid Cap Growth (WRMCG)
2008	191,804	8.906463	1,708,295	0.04%	-36.23%
2007	147,970	13.965952	2,066,542	0.02%	12.62%
2006	82,972	12.401416	1,028,970	0.56%	8.56%
2005	25,918	11.423889	296,084	0.00%	14.24%	6/1/2005
Ivy Fund VIP, Inc. - Money Market (WRMMP)
2008	305,253	12.180048	3,717,996	2.07%	2.18%
2007	137,904	11.919671	1,643,770	4.47%	4.62%
2006	156,676	11.393726	1,785,123	4.17%	4.32%
2005	145,160	10.922141	1,585,458	2.53%	2.49%
2004	104,152	10.656792	1,109,926	0.72%	0.69%
Ivy Fund VIP, Inc. - Mortgage Securities (WRMSP)
2008	69,712	10.329575	720,096	1.08%	-10.95%
2007	62,676	11.599517	727,011	3.59%	3.40%
2006	52,984	11.217790	594,363	5.55%	4.77%
2005	37,434	10.706622	400,792	7.09%	2.00%
2004	4,840	10.497120	50,806	7.30%	4.97%	5/3/2004
Ivy Fund VIP, Inc. - Pathfinder Aggressive (WRPAP)
2008	6,816	7.341195	50,038	0.00%	-26.59%	5/1/2008
Ivy Fund VIP, Inc. - Pathfinder Conservative (WRPCP)
2008	756	8.674899	6,558	0.00%	-13.25%	5/1/2008
Ivy Fund VIP, Inc. - Pathfinder Moderate (WRPMP)
2008	12,323	8.002916	98,620	0.00%	-19.97%	5/1/2008
Ivy Fund VIP, Inc. - Pathfinder Moderately Aggressive (WRPMAP)
2008	41,711	7.668205	319,849	0.00%	-23.32%	5/1/2008
Ivy Fund VIP, Inc. - Pathfinder Moderately Conservative (WRPMCP)
2008	4,759	8.352486	39,750	0.00%	-16.48%	5/1/2008
Ivy Fund VIP, Inc. - Real Estate Securities (WRRESP)
2008	139,263	10.268574	1,430,033	0.65%	-36.03%
2007	118,346	16.053419	1,899,858	0.60%	-16.07%
2006	90,590	19.126109	1,732,634	0.97%	30.08%
2005	50,880	14.702801	748,079	2.31%	10.83%
2004	12,120	13.266020	160,784	3.03%	32.66%	5/3/2004

(Continued)

18

NATIONWIDE VLI SEPARATE ACCOUNT-5 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio*	Total Return**	Initial Offering Date^

Ivy Fund VIP, Inc. - Science and Technology (WRSTP)
2008	1,022,358	$10.253587	$10,482,836	0.00%	-33.89%
2007	995,918	15.509679	15,446,368	0.00%	24.37%
2006	954,284	12.470902	11,900,782	0.00%	7.87%
2005	874,698	11.560759	10,112,173	0.00%	17.24%
2004	782,100	9.860415	7,711,831	0.00%	16.25%
Ivy Fund VIP, Inc. - Small Cap Growth (WRSCP)
2008	776,562	9.832546	7,635,581	0.00%	-39.18%
2007	778,954	16.165468	12,592,156	0.00%	13.52%
2006	776,382	14.240650	11,056,184	0.00%	5.05%
2005	767,544	13.555564	10,404,492	0.00%	12.88%
2004	751,440	12.008612	9,023,751	0.00%	14.29%
Ivy Fund VIP, Inc. - Small Cap Value (WRSCV)
2008	170,721	10.789038	1,841,915	0.23%	-26.13%
2007	132,684	14.605591	1,937,928	0.01%	-4.13%
2006	114,326	15.234712	1,741,724	0.17%	16.84%
2005	85,404	13.038481	1,113,538	0.00%	4.15%
2004	42,020	12.519028	526,050	0.00%	15.02%
Ivy Fund VIP, Inc. - Value (WRVP)
2008	557,298	10.521580	5,863,656	0.25%	-33.81%
2007	562,272	15.896826	8,938,340	0.94%	1.90%
2006	577,038	15.600969	9,002,352	1.19%	16.88%
2005	547,120	13.347788	7,302,842	1.51%	4.42%
2004	486,556	12.782454	6,219,380	1.21%	14.70%
W&R Target Funds, Inc. - Limited-Term Bond Portfolio (WRLBP)
2006	123,102	12.947999	1,593,925	3.83%	3.96%
2005	111,282	12.454645	1,385,978	3.84%	1.68%
2004	78,084	12.248689	956,427	2.87%	1.61%

2008 Contract owners’ equity			$119,375,420
2007 Contract owners’ equity			$161,353,622
2006 Contract owners’ equity			$123,128,108
2005 Contract owners’ equity			$99,004,483
2004 Contract owners’ equity			$78,178,504

*	This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, such as policy and asset charges, that result in direct reductions to the contractholder accounts through redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This represents the total return for the period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented.
^	This represents the date the underlying mutual fund option was initially added and funded. Total returns presented in years of initial offering represent the return for the period from the initial offering through year end.

19

Unassociated Document
Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder

Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of (loss) income, changes in shareholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2008. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 3 to the consolidated financial statements, the Company adopted the American Institute of Certified Public Accountants’ Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts, in 2007.

/s/ KPMG LLP
Columbus, Ohio
March 2, 2009

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of (Loss) Income

(in millions)

	Years ended December 31,
	2008	2007	2006
Revenues:
Policy charges	$1,168.0	$1,208.3	$1,132.6
Premiums	283.5	291.7	308.3
Net investment income	1,687.0	1,975.8	2,058.5
Net realized investment (losses) gains	(1,439.3)	(166.2)	7.1
Other income	6.4	7.5	0.2

Total revenues	1,705.6	3,317.1	3,506.7

Benefits and expenses:
Interest credited to policyholder accounts	1,130.6	1,262.6	1,330.1
Benefits and claims	660.3	479.3	450.3
Policyholder dividends	26.4	24.5	25.6
Amortization of deferred policy acquisition costs	674.5	368.5	450.3
Interest expense, primarily with Nationwide Financial Services, Inc. (NFS)	61.8	70.0	65.5
Other operating expenses	516.1	529.5	536.8

Total benefits and expenses	3,069.7	2,734.4	2,858.6

(Loss) income from continuing operations before federal income tax (benefit) expense	(1,364.1)	582.7	648.1
Federal income tax (benefit) expense	(534.3)	128.5	28.7

(Loss) income from continuing operations	(829.8)	454.2	619.4
Cumulative effect of adoption of accounting principle, net of taxes	—	(6.0)	—

Net (loss) income	$(829.8)	$448.2	$619.4

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Balance Sheets

(in millions, except per share amounts)

	December 31,
	2008	2007
Assets
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities (amortized cost $21,820.9 and $24,021.2)	$19,247.2	$23,933.4
Equity securities (amortized cost $30.9 and $69.6)	26.5	72.9
Mortgage loans on real estate, net	7,189.9	7,615.4
Short-term investments, including amounts managed by a related party	2,780.9	959.1
Other investments	1,305.5	1,330.8

Total investments	30,550.0	33,911.6

Cash	36.7	1.3
Accrued investment income	300.9	314.3
Deferred policy acquisition costs	4,423.9	3,997.4
Other assets	2,564.0	1,638.9
Separate account assets	46,936.9	69,676.5

Total assets	$84,812.4	$109,540.0

Liabilities and Shareholder’s Equity
Liabilities:
Future policy benefits and claims	$32,536.3	$31,998.4
Short-term debt	249.7	285.3
Long-term debt, payable to NFS	700.0	700.0
Other liabilities	2,110.5	2,642.6
Separate account liabilities	46,936.9	69,676.5

Total liabilities	82,533.4	105,302.8

Shareholder’s equity:
Common stock ($1 par value; authorized - 5.0 shares; issued and outstanding - 3.8 shares)	3.8	3.8
Additional paid-in capital	613.2	274.4
Retained earnings	2,973.2	4,049.5
Accumulated other comprehensive loss	(1,311.2)	(90.5)

Total shareholder’s equity	2,279.0	4,237.2

Total liabilities and shareholder’s equity	$84,812.4	$109,540.0

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Changes in Shareholder’s Equity

(in millions)

	Capital shares	Additional paid-in capital	Retained earnings	Accumlated other comprehensive income (loss)	Total shareholder’s equity
Balance as of December 31, 2005	3.8	274.4	3,894.4	93.6	4,266.2

Dividends to NFS	—	—	(375.0)	—	(375.0)

Comprehensive income:
Net income	—	—	619.4	—	619.4
Other comprehensive loss, net of taxes	—	—	—	(64.9)	(64.9)

Total comprehensive income					554.5

Balance as of December 31, 2006	3.8	274.4	4,138.8	28.7	4,445.7

Dividends to NFS	—	—	(537.5)	—	(537.5)

Comprehensive income:
Net income	—	—	448.2	—	448.2
Other comprehensive loss, net of taxes	—	—	—	(119.2)	(119.2)

Total comprehensive income					329.0

Balance as of December 31, 2007	$3.8	$274.4	$4,049.5	$(90.5)	$4,237.2

Dividends to NFS			(246.5)		(246.5)
Capital contributed by NFS		338.8			338.8

Comprehensive income:
Net loss			(829.8)		(829.8)
Other comprehensive loss, net of taxes				(1,220.7)	(1,220.7)

Total comprehensive loss					(2,050.5)

Balance as of December 31, 2008	$3.8	$613.2	$2,973.2	$(1,311.2)	$2,279.0

See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Consolidated Statements of Cash Flows

(in millions)

	Years ended December 31,
	2008	2007	2006
Cash flows from operating activities:
Net (loss) income	$(829.8)	$448.2	$619.4
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Net realized investment losses (gains)	1,439.3	166.2	(7.1)
Interest credited to policyholder accounts	1,130.6	1,262.6	1,330.1
Capitalization of deferred policy acquisition costs	(572.2)	(612.6)	(569.6)
Amortization of deferred policy acquisition costs	674.5	368.5	450.3
Amortization and depreciation	6.7	22.3	46.6
Decrease (increase) in other assets	64.5	557.4	(336.2)
(Decrease) increase in policy and other liabilities	(226.1)	(331.8)	54.1
(Increase) decrease in derivative assets	(1,030.7)	(146.9)	38.2
Increase in derivative liabilities	153.9	101.5	174.7
Other, net	3.7	8.5	0.1

Net cash provided by operating activities	814.4	1,843.9	1,800.6

Cash flows from investing activities:
Proceeds from maturity of securities available-for-sale	3,935.6	4,379.8	5,128.6
Proceeds from sale of securities available-for-sale	4,185.2	4,657.5	2,267.3
Proceeds from repayments or sales of mortgage loans on real estate	763.1	2,467.7	2,430.8
Cost of securities available-for-sale acquired	(6,831.8)	(8,008.3)	(5,658.9)
Cost of mortgage loans on real estate originated or acquired	(358.7)	(1,887.0)	(2,180.4)
Net decrease (increase) in short-term investments	(1,827.0)	762.9	(125.4)
Collateral received (paid), net	603.4	(175.6)	(332.6)
Other, net	(34.0)	(68.6)	52.1

Net cash provided by investing activities	435.8	2,128.4	1,581.5

Cash flows from financing activities:
Net increase (decrease) in short-term debt	(35.6)	210.1	(167.1)
Capital contributed by NFS	153.4	—	—
Cash dividends paid to NFS	(181.8)	(537.5)	(375.0)
Investment and universal life insurance product deposits and other additions	3,511.1	3,586.1	3,400.8
Investment and universal life insurance product withdrawals and other deductions	(4,795.9)	(7,230.2)	(6,241.2)
Other, net	134.0	—	—

Net cash used in financing activities	(1,214.8)	(3,971.5)	(3,382.5)

Net increase (decrease) in cash	35.4	0.8	(0.4)
Cash, beginning of period	1.3	0.5	0.9

Cash, end of period	$36.7	$1.3	$0.5

Supplemental Non-cash Disclosure:
Dividends paid to NFS	$(64.6)	$—	$—
Capital contributed by NFS	185.4	—	—
See accompanying notes to consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements

December 31, 2008, 2007 and 2006

(1)	Nature of Operations
Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) was incorporated in 1929 and is an Ohio stock legal reserve life insurance company. The Company is a member of the Nationwide group of companies (Nationwide), which is comprised of Nationwide Mutual Insurance Company (NMIC) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by NFS, a holding company formed by Nationwide Corporation (Nationwide Corp.), a majority-owned subsidiary of NMIC.

On August 6, 2008, NFS entered into a definitive agreement for NMIC, and Nationwide Corporation (Nationwide Corp.)., to acquire all of the outstanding publicly held Class A common shares of NFS for $52.25 per share in cash. The transaction closed on January 1, 2009 and NFS became a privately held subsidiary of Nationwide Corp.

Wholly-owned subsidiaries of NLIC as of December 31, 2008 include Nationwide Life and Annuity Insurance Company (NLAIC) and Nationwide Investment Services Corporation (NISC). NLAIC offers universal life insurance, variable universal life insurance, corporate-owned life insurance (COLI) and individual annuity contracts on a non-participating basis. NISC is a registered broker/dealer.

The Company is a leading provider of long-term savings and retirement products in the United States of America (U.S.). The Company develops and sells a diverse range of products including individual annuities, private and public sector group retirement plans, other investment products sold to institutions, life insurance and advisory services.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker/dealers, financial institutions, wirehouse and regional firms, pension plan administrators, and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (NRS), and Nationwide Financial Network (NFN) producers. The Company also distributes products through the agency distribution force of its ultimate parent company, NMIC.

As of December 31, 2008 and 2007, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company’s financial position.

(2)	Summary of Significant Accounting Policies
The Company’s significant accounting policies that materially affect financial reporting are summarized below. The accompanying consolidated financial statements were prepared in accordance with United States generally accepted accounting principles (GAAP).

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ significantly from those estimates.

The Company’s most significant estimates include those used to determine the following: the balance, recoverability and amortization of deferred policy acquisition costs (DAC); whether an available-for-sale security is other-than-temporarily impaired, valuation allowances for mortgage loans on real estate; valuation of derivatives; the liability for future policy benefits and claims, including the valuation of embedded derivative resulting from living benefit contracts; and federal income tax provision. Although some variability is inherent in these estimates, recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The Company determined that certain cash flows related to future policy benefits and claims totaling $111.9 million for the three months ended March 31, 2008, which were included as cash flows provided by operating activities on the condensed consolidated statements of cash flows in the applicable Quarterly Report on Form 10-Q, should have been presented as financing activities. The net cash provided by operating activities for the three months ended March 31, 2008 as originally filed and revised was $351.1 million and $239.2 million, respectively. The net cash used in financing activities for the three months ended March 31, 2008 as originally filed and revised was $368.9 million and $257.0 million, respectively. They will be presented in that manner on a comparative basis in the 2009 filings. The consolidated statement of cash flows for 2008 included in this filing reflects the revised presentation described above.

Certain items in the 2007 and 2006 consolidated financial statements and related notes have been reclassified to conform to the current presentation.

(a) Consolidation Policy

The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. Minority interest expense is included in other operating expenses in the consolidated statements of (loss) income, and the minority interest liability is included in other liabilities on the consolidated balance sheets. All significant intercompany balances and transactions were eliminated in consolidation.

(b) Valuation of Investments, Investment Income and Related Gains and Losses

The Company is required to classify its fixed maturity securities and marketable equity securities as held-to-maturity, available-for-sale or trading. All fixed maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with unrealized gains and losses, net of adjustments to DAC, future policy benefits and claims, and deferred federal income taxes reported as a separate component of accumulated other comprehensive (loss) income (AOCI) in shareholder’s equity. The adjustment to DAC represents the changes in amortization of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized and allocated to the product lines. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required had such unrealized amounts been realized and the proceeds reinvested at then current market interest rates, which were lower than the then current effective portfolio rate.

For fixed maturity and marketable equity securities for which market quotations generally are available, the Company generally uses independent pricing services to assist in determining the fair value measurement. For certain fixed maturity securities not priced by independent services (generally private placement securities without quoted market prices), an internally developed pricing model or “corporate pricing matrix” is most often used. The corporate pricing matrix is developed by obtaining private spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. The Company also utilized broker quotes in pricing securities or to validate modeled prices.

For mortgage-backed securities (MBSs), the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Management regularly reviews each investment in its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

For debt securities not subject to Emerging Issues Task Force Issue (EITF) No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, as amended by Financial Accounting Standards Board (FASB) Staff Position (FSP) EITF 99-20-1 (EITF 99-20), as well as debt securities subject to EITF 99-20, an other-than-temporary impairment charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is probable that the Company will not recover all contractual amounts when due. Furthermore, equity securities may experience other-than-temporary impairments based on prospects of recovery in a reasonable period of time. Many criteria are considered during this process including, but not limited to, specific credit issues and financial prospects related to the issuer, the quality of the underlying collateral, management’s intent and ability to hold the security until recovery, current economic conditions that could affect the creditworthiness of the issuer in the future, the current fair value as compared to the amortized cost of the security, the extent and duration of the unrealized loss, and the rating of the affected security. Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.

In addition to the above, for certain beneficial interests in securitized financial assets with contractual cash flows, including asset-backed securities (ABSs), EITF 99-20 also requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is not greater than or equal to its carrying value based on current information and events, and if there has been , or if it is probable that, an adverse change in estimated cash flows since the last revised estimate (considering both timing and amount), then the Company recognizes an other-than-temporary impairment and writes down the investment to fair value.

The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to either the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an allowance not yet specifically identified by loan for probable losses inherent in the loan portfolio as of the balance sheet date. The valuation allowance account for mortgage loans on real estate reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Changes in the valuation allowance are recorded in net realized investment gains and losses. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

Real estate to be held and used is carried at cost less accumulated depreciation. Real estate designated as held for disposal is not depreciated and is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting.

Impairment losses are recorded on investments in long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.

Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in the Company’s mortgage loan valuation allowance and recognition of impairment losses for other-than-temporary declines in the fair values of applicable investments are included in net realized investment gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(c) Derivative Instruments

Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge); a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge); a foreign currency fair value or cash flow hedge (foreign currency hedge); or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are expected to be and, for ongoing hedging relationships, have been highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not, or is not expected to be, highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

The Company enters into interest rate swaps, cross-currency swaps or Euro futures to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short U.S. Treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in net realized investment gains and losses. Changes in the fair value of the hedged item that are attributable to the risk being hedged are also recorded in net realized investment gains and losses.

The Company enters into interest rate swaps to hedge the variability in cash flows and investment income due to changes in the benchmark interest rates on variable rate assets and liabilities. The Company also enters into cross-currency interest rate swaps to eliminate the currency risk on variable rate and fixed rate foreign denominated assets. Derivative instruments classified as cash flow hedges are carried at fair value, with the effective portion of changes in fair value recorded in other comprehensive income and the ineffective portion recorded in net realized investment gains and losses.

Accrued interest receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder accounts consistent with the nature of the hedged item, except for interest rate swaps hedging the anticipated sale of investments where amounts receivable or payable under the swaps are recorded as net realized investment gains and losses, and except for interest rate swaps hedging the anticipated purchase of investments where amounts receivable or payable under the swaps are initially recorded in AOCI to the extent the hedging relationship is effective.

The Company periodically may enter into a derivative transaction that will not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, or have not been designated in hedging relationships by the Company, they are part of its overall risk management strategy. For example, the Company may sell credit default protection through a credit default swap. Although the credit default swap is not effective in hedging specific investments, the income stream allows the Company to manage overall investment yields while exposing the Company to acceptable credit risk. The Company may enter into a cross-currency basis swap (pay a variable U.S. rate and receive a variable foreign-denominated rate) to eliminate the foreign currency exposure of a variable rate foreign-denominated liability. Although basis swaps may qualify for hedge accounting, the Company has chosen not to designate these derivatives as hedging instruments due to the difficulty in assessing and monitoring effectiveness for both sides of the basis swap. Derivative instruments that do not qualify for hedge accounting or are not designated as hedging instruments are carried at fair value, with changes in fair value recorded in net realized investment gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(d) Revenues and Benefits

Investment and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance (COLI), bank-owned life insurance (BOLI) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance charges, administrative fees and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance charges and administrative fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits, and primarily consist of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

(e) Cash and Cash Equivalents

Cash and cash equivalents consist of short-term highly liquid investments with original maturities of less than three months at the time of purchase. The Company carries cash and cash equivalents at cost, which approximates fair value.

(f) Deferred Policy Acquisition Costs

Investment and universal life insurance products. The Company has deferred certain costs of acquiring investment and universal life insurance products business, principally commissions, certain expenses of the policy issue and underwriting department, and certain variable sales expenses that relate to and vary with the production of new and renewal business. In addition, the Company defers sales inducements, such as interest credit bonuses and jumbo deposit bonuses. Investment products primarily consist of individual and group variable and fixed deferred annuities in the Individual Investments and Retirement Plans segments. Universal life insurance products include universal life insurance, variable universal life insurance, COLI, BOLI and other interest-sensitive life insurance policies in the Individual Protection segment. DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period.

For investment and universal life insurance products, the Company amortizes DAC with interest over the lives of the policies in relation to the present value of estimated gross profits from projected interest margins, asset fees, cost of insurance charges, administrative fees, surrender charges, and net realized investment gains and losses less policy benefits and policy maintenance expenses. The Company adjusts the DAC asset related to investment and universal life insurance products to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale, as described in Note 2(b).

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The assumptions used in the estimation of future gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual process during the second quarter. During the annual process, the Company performs a comprehensive study of assumptions, including mortality and persistency studies, maintenance expense studies, and an evaluation of projected general and separate account investment returns. The most significant assumptions that are involved in the estimation of future gross profits include future net separate account investment performance, surrender/lapse rates, interest margins and mortality. Currently, the Company’s long-term assumption for net separate account investment performance is approximately 7% growth per year and varies by product. The Company reviews this assumption, like others, as part of its annual process. If this assumption were unlocked, the date of the unlocking could become the anchor date used in the reversion to the mean process (defined below). Variances from the long-term assumption are expected since the majority of the investments in the underlying separate accounts are in equity securities, which strongly correlate in the aggregate with the Standard & Poor’s (S&P) 500 Index. The Company bases its reversion to the mean process on actual net separate account investment performance from the anchor date to the valuation date. The Company then assumes different performance levels over the next three years such that the separate account mean return measured from the anchor date to the end of the life of the product equals the long-term assumption. The assumed net separate account investment performance used in the DAC models is intended to reflect what is anticipated. However, based on historical returns of the S&P 500 Index, and as part of its pre-set parameters, the Company’s reversion to the mean process generally limits net separate account investment performance to 0-15% during the three-year reversion period. See below for a discussion of 2008 and 2007 assumption changes that impacted DAC amortization and related balances.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which could be significant. In general, increases in the estimated long-term general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in long-term lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

In addition to the comprehensive annual study of assumptions, management evaluates the appropriateness of the individual variable annuity DAC balance quarterly within pre-set parameters. These parameters are designed to appropriately reflect the Company’s long-term expectations with respect to individual variable annuity contracts while also evaluating the potential impact of short-term experience on the Company’s recorded individual variable annuity DAC balance. If the recorded balance of individual variable annuity DAC falls outside of these parameters for a prescribed period, or if the recorded balance falls outside of these parameters and management determines it is not reasonably possible to get back within the parameters during a given period, assumptions are required to be unlocked, and DAC is recalculated using revised best estimate assumptions. When DAC assumptions are unlocked and revised, the Company continues to use the reversion to the mean process. See below for a discussion of 2008 and 2007 assumption changes that impacted DAC amortization and related balances.

During the second quarter of 2007, the Company conducted its annual comprehensive review of model assumptions used to project DAC and other related balances, including sales inducement assets, unearned revenue reserves, and guaranteed minimum death and income benefit reserves. This review included all assumptions, including expected separate account investment returns during the three-year reversion period, lapse rates, mortality and expenses. The Company determined as part of this annual review that the overall separate account returns were expected to exceed previous estimates due to favorable financial market trends. Additionally, while the Company estimated that the overall profitability of its variable products had improved, it expected the long-term net growth in separate account investment performance to moderate.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

Accordingly, the second quarter 2007 unlocking process included changes in several assumptions, including assumptions affecting net separate account investment performance. This unlocking resulted in a net increase in DAC and a benefit to DAC amortization and other related balances totaling $221.6 million pre-tax, which was reported in the following segments in the pre-tax amounts indicated: Individual Investments - $196.4 million; Retirement Plans - $10.5 million; and Individual Protection - $14.7 million. First, the Company reset the anchor date for its reversion to the mean calculations, which increased the annual net separate account growth rate to 7% during the first three years of the projection period from 0% (which was the rate of return for the three-year reversion period required from the previous anchor date). Second, as a result of its current analysis, including its evaluation of ongoing trends and expectations regarding financial market performance, the Company unlocked and reset its long-term assumption for net separate account growth rates to 7% from 8%. This decreased the net separate account growth rate by 1% to 7% for all years subsequent to the three-year reversion period. The combination of resetting these two factors resulted in a $167.0 million increase in DAC and benefit to DAC amortization and other related balances. The impact of changing the annual net separate account growth rate from 0% to 7% during the three-year reversion period had a much larger effect on the DAC balance when compared to the 1% incremental change in the long-term assumption for net separate account investment performance. The remainder of the increase in DAC and benefit to DAC amortization and other related balances resulting from the DAC unlocking process primarily was related to the recorded balance of individual variable annuity DAC falling outside the Company’s preset parameters for the prescribed period, which was driven by favorable market performance in excess of the assumed net separate account returns. Accordingly, the Company recalculated DAC using revised best estimate assumptions, which resulted in a $78.8 million increase in DAC and benefit to DAC amortization and other related balances. This was partially offset by a $24.2 million decrease in DAC and increase in DAC amortization and other related balances due to increasing estimated lapse rates for fixed annuity and BOLI products.

During the second quarter of 2007, the Company added a new feature to its existing guaranteed minimum withdrawal benefit rider, Lifetime Income (L.inc). This new feature resulted in a substantial change in the existing contracts and, therefore, an extinguishment of the DAC associated with those contracts pursuant to the American Institute of Certified Public Accountants’ (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). As a result, the Company eliminated existing DAC and other related balances resulting in a $135.0 million pre-tax charge.

At the end of the second quarter of 2008, the Company determined as part of its comprehensive annual study of assumptions that certain assumptions should be unlocked. The unlocked assumptions primarily related to lapse and spread assumptions in the Individual Investments segment, the assumed growth rate on deposits per contract in the Retirement Plans segment, and mortality and lapse assumptions in the Individual Protection segment. Therefore, in the second quarter of 2008, the Company recorded the following pre-tax adjustments: 1) a decrease in DAC and additional DAC amortization of $13.4 million; 2) a decrease in other assets and additional benefits and claims of $0.6 million; and 3) a decrease in unearned revenue liability and additional administrative fees of $3.1 million. The net impact of this activity was a $10.9 million unfavorable pre-tax adjustment to net income in the second quarter of 2008, which was reported in the following segments in the pre-tax amounts indicated: Individual Investments - $9.4 million unfavorable; Retirement Plans - $2.3 million unfavorable; and Individual Protection - $0.8 million favorable.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

During the third quarter of 2008, the Company’s recorded balance of individual variable annuity DAC fell outside the Company’s preset parameters for the prescribed period, which primarily was driven by unfavorable market performance compared to the assumed net separate account returns. Accordingly, the Company recalculated DAC using revised best estimate assumptions, which resulted in a decrease in DAC and an increase in DAC amortization and other related balances totaling $177.2 million pre-tax in the Individual Investments segment. During the fourth quarter of 2008, the Company’s recorded balance of individual variable annuity DAC fell outside the Company’s preset parameters, which primarily was driven by continued unfavorable market performance compared to assumed net separate account returns. Management made a determination that it was not reasonably possible to get back within the preset parameters during the remaining prescribed period. Accordingly, the Company recalculated DAC using revised best estimate assumptions, which resulted in a decrease in DAC and an increase in DAC amortization and other related balances of $243.1 million pre-tax in the Individual Investments segment. The Company continues to use the reversion to the mean process with the anchor date that was reset during the second quarter 2007 unlocking as described above. The Company evaluated the assumed separate account performance level over the next three years and determined that the assumptions inherent in the reversion period were reasonable. The annual net separate account growth rate for the mean reversion period is 15%, the maximum rate under the Company’s parameters. Accordingly, future periods may incur additional amortization of DAC if the Company’s actual returns are less than assumed.

Traditional life insurance products. Generally, DAC related to traditional life insurance products is amortized with interest over the premium-paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue is estimated using the same assumptions as those used for computing liabilities for future policy benefits at issuance. Under existing accounting guidance, the concept of DAC unlocking does not apply to traditional life insurance products, although evaluations of DAC for recoverability at the time of policy issuance and loss recognition testing at each reporting period are required.

(g) Separate Accounts

Separate account assets and liabilities represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value primarily based on market quotations of the underlying securities. Investment income and realized investment gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of (loss) income except for (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and (2) the activity related to contract guarantees, which are riders to existing variable annuity contracts.

(h) Future Policy Benefits and Claims

The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical impairment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts).

The Company calculates its liability for future policy benefits and claims for investment products in the accumulation phase and universal life and variable universal life insurance policies as the policy account balance, which represents participants’ net premiums and deposits plus investment performance and interest credited less applicable contract charges.

The Company’s liability for funding agreements to an unrelated third party trust related to the Company’s medium-term note (MTN) program equals the balance that accrues to the benefit of the contractholder, including interest credited. The funding agreements constitute insurance obligations and are considered annuity contracts under Ohio insurance laws.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The liability for future policy benefits and claims for traditional life insurance policies was determined using the net level premium method using interest rates varying from 2.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals that were used or being experienced at the time the policies were issued.

The liability for future policy benefits for payout annuities was calculated using the present value of future benefits and maintenance costs discounted using interest rates varying generally from 3.0% to 13.0%.

(i) Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 5% of the Company’s life insurance in force in 2008 (6% in 2007 and 8% in 2006), 44% of the number of life insurance policies in force in 2008 (48% in 2007 and 50% in 2006) and 7% of life insurance statutory premiums in 2008 (7% in 2007 and 5% in 2006). The provision for policyholder dividends was based on the current dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

(j) Federal Income Taxes

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of (loss) income. Management has established reserves in accordance with FIN 48 based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves quarterly based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.

(k) Reinsurance Ceded

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded generally are reported in the consolidated balance sheets on a gross basis, separately from the related future policy benefits and claims of the Company. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder.

(l) Change in Accounting Principle

Historically, the Company accrued for legal costs associated with litigation defense and regulatory investigations by estimating the ultimate costs of such activity. Beginning April 1, 2007, the Company’s accrual for such legal expenses includes only the amount for services that have been provided but not yet paid. The Company believes the newly adopted accounting principle is preferable because it more accurately reflects expenses in the periods in which they are incurred. The Company continues to estimate and accrue the ultimate amounts expected to be paid for litigation and regulatory investigation loss contingencies. The Company has presented its consolidated financial statements and accompanying notes as applicable for all periods presented to retroactively apply the adoption of this change in accounting principle.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following table summarizes the impact of the change in accounting principle described above for the years ended December 31:

(in millions)	2007	2006
Other operating expenses	$2.8	$5.0
Net income	(1.9)	(3.1)
The cumulative effect of the change on retained earnings as of January 1, 2006 was an $11.0 million increase.

(3)	Recently Issued Accounting Standards
In January 2009, the FASB issued FSP EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 (FSP EITF 99-20-1). FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other-than-temporary impairment has occurred. FSP EITF 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and will be applied prospectively. Retrospective application to a prior interim or annual reporting period is not permitted. The Company will adopt FSP EITF 99-20-1 effective December 31, 2008 and will apply the standard prospectively, as is required.

In December 2008, the FASB issued FSP FAS 132R-1, Employers’ Disclosures about Postretirement Benefit Plan Assets (FSP FAS 132R-1). FSP FAS 132R-1 amends FASB Statement No. 132 revised 2003, Employers’ Disclosures about Pensions and Other Postretirement Benefits, to provide guidance on an employer’s disclosures about plan assets of a defined benefit pension or other postretirement plan. The portion of FSP FAS 132R-1 related to the disclosures about plan assets is effective for fiscal years ending after December 15, 2009. FSP FAS 132R-1 will have no impact on the Company’s disclosures.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46R-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities, (FSP FAS 140-4 and FIN 46R-8). FSP FAS 140-4 and FIN 46R-8 amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, to require public entities to provide additional disclosures about transfers of financial assets. It also amends FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, to require public enterprises, including sponsors that have a variable interest in a variable interest entity, to provide additional disclosures about their involvement with variable interest entities. This FSP will be effective for the first reporting period (interim or annual) ending after December 15, 2008. The Company adopted FSP FAS 140-4 and FIN 46R-8 effective December 31, 2008. See Note 17 for the required disclosures.

In November 2008, the FASB Board ratified the Emerging Issues Task Force’s consensus EITF 08-7, Accounting for Defensive Intangible Assets (EITF 08-7). EITF 08-7 requires defensive intangible assets acquired in a business combination or asset acquisition to be accounted for as a separate unit of accounting. In doing so, the asset should not be included as part of the cost of an entity’s existing intangible asset(s) because the defensive intangible asset is separately identifiable. EITF 08-7 is effective for intangible assets acquired on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. EITF 08-7 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption. The Company will adopt EITF 08-7 effective January 1, 2009 and will apply it prospectively for intangible assets acquired on or after that date.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

In November 2008, the FASB Board ratified the Emerging Issues Task Force’s consensus EITF 08-6, Equity Method Investment Accounting Considerations (EITF 08-6). EITF 08-6 clarifies how to account for certain transactions and impairment considerations involving equity method investments. Specifically, EITF 08-6 notes: 1) an entity shall measure its equity method investment initially at cost 2) an equity method investor is required to recognize other-than-temporary impairments of an equity method investment in accordance with paragraph 19(h) of Opinion 18 and an equity method investor shall not separately test an investee’s underlying indefinite-lived intangible asset(s) for impairment 3) an equity method investor shall account for a share issuance by an investee as if the investor had sold a proportionate share of its investment and any gain or loss to the investor resulting from an investee’s share issuance shall be recognized in earnings. This Issue shall be is effective on a prospective basis in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. The Company will adopt EITF 08-6 effective January 1, 2009 and will apply the standard prospectively, as is required.

In October 2008, the FASB issued FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active (FSP FAS 157-3). FSP FAS 157-3 clarifies the application of SFAS No. 157, Fair Value Measurements (SFAS 157), in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSP FAS 157-3 was effective upon issuance and was adopted by the Company effective September 30, 2008. The adoption of FSP FAS 157-3 did not have a material impact on the Company’s financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (FSP FAS 133-1 and FIN 45-4). FSP FAS 133-1 and FIN 45-4 requires additional disclosure about credit derivatives including their nature, potential amount of future payments, fair value, recourse provisions and current status of the payment/performance risk. FSP FAS 133-1 and FIN 45-4 also requires the disclosure of the current status of the payment/performance risk of a guarantee subject to FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others – an interpretation of FASB Statements No. 5, 57, and 107 and rescission of FASB Interpretation No. 34. FSP FAS 133-1 and FIN 45-4 is effective for reporting periods ending after November 15, 2008. The Company adopted FSP FAS 133-1 and FIN 45-4 effective for the December 31, 2008 reporting period. See Note 5 for the required disclosures

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles (SFAS 162). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with U.S. GAAP (the GAAP hierarchy). SFAS 162 will be effective 60 days following the approval by the United States Securities and Exchange Commission (SEC) of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. The adoption of SFAS 162 did not the C result in a change in its current practices.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (SFAS 161). SFAS 161 amends and expands the disclosure requirements of SFAS 133 with the intent to provide users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about derivative instrument fair values and related gains and losses, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company currently is evaluating the new disclosures required under SFAS 161 and will adopt it March 31, 2009.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

In February 2008, the FASB issued FSP FAS 157-2, Effective Date of FASB Statement No. 157 (FSP FAS 157-2). This FSP delays the effective date of SFAS 157 for nonfinancial assets and liabilities until fiscal years and interim periods beginning after November 15, 2008. FSP FAS 157-2 applies to nonfinancial assets and liabilities, except for items that are recognized or disclosed at fair value in the Company’s financial statements on a recurring basis (at least annually), and is effective upon issuance. The Company has not yet applied the provisions of SFAS 157 to the nonfinancial assets and liabilities within the scope of FSP FAS 157-2. However, the Company does not expect such application to have a material impact on its financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (SFAS 141R), which replaces SFAS No. 141, Business Combinations (SFAS 141). The objective of SFAS 141R is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. Accordingly, SFAS 141R establishes principles and requirements for how the acquirer: 1) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; 2) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and 3) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R applies to all transactions or other events in which an entity obtains control of one or more businesses and retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R is applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier application is prohibited. The Company will adopt SFAS 141R effective January 1, 2009 and will apply it to any business combination on or after that date.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 (SFAS 160). The objective of SFAS 160 is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 also amends certain consolidation procedures prescribed by Accounting Research Bulletin No. 51, Consolidated Financial Statements, for consistency with the requirements of SFAS 141R. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The Company will adopt SFAS 160 effective January 1, 2009 and will apply it to any acquisitions or dispositions of noncontrolling interests on or after that date.

In June 2007, the Accounting Standards Executive Committee (AcSEC) of the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (SOP 07-1). SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (the Guide). For those entities that are investment companies under SOP 07-1, this SOP also addresses whether the specialized industry accounting principles of the Guide (i.e., fair value accounting) should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity (referred to as an equity method investor). In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of SOP 07-1 were to be effective for fiscal years beginning on or after December 15, 2007. On February 14, 2008, the FASB issued FSP SOP 07-1-1, which delays indefinitely the effective date of SOP 07-1. The Company will monitor the FASB and AICPA deliberations regarding this standard.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

In April 2007, the FASB issued FSP FIN 39-1, An Amendment of FASB Interpretation No. 39 (FSP FIN 39-1). FSP FIN 39-1 addresses whether a reporting entity that is party to a master netting arrangement can offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments that have been offset under the same master netting arrangement in accordance with paragraph 10 of Interpretation 39. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007, with early application permitted. The Company adopted FSP FIN 39-1 effective January 1, 2008. The Company elected to present the fair value of cash collateral received separate from the obligation to return the collateral. The adoption of FSP FIN 39-1 did not impact the Company’s financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement No. 115 (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. In addition, SFAS 159 does not establish requirements for recognizing and measuring dividend income, interest income or interest expense, nor does it eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, Fair Value Measurements (SFAS 157), and SFAS No. 107, Disclosures about Fair Value of Financial Instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company adopted SFAS 159 for commercial mortgage loans held for sale effective January 1, 2008, which did not have a material impact on the Company’s financial position or results of operations. The Company will assess the fair value election for new financial assets or liabilities on a prospective basis. See Note 4 for disclosures required by SFAS 159.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R) (SFAS 158). SFAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability on its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires an employer to measure the funded status of a plan as of the date of its year-end balance sheet, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end balance sheet is effective for fiscal years ending after December 15, 2008. The Company adopted SFAS 158 effective December 31, 2006. The adoption of SFAS 158 did not have a material impact on the Company’s financial position or results of operations.

In September 2006, the FASB issued SFAS 157. SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. For recurring fair value measurements using significant unobservable inputs, the reporting entity shall disclose the effect of the measurements on earnings for the period. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Company adopted SFAS 157 effective January 1, 2008. The adoption of SFAS 157 did not have a material impact on the Company’s financial position or results of operations. See Note 4 for disclosures required by SFAS 157.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

In September 2006, the SEC issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires registrants to quantify misstatements using both the balance sheet and income-statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB 108 does not change the SEC’s previous guidance in SAB No. 99 on evaluating the materiality of misstatements. The Company adopted SAB 108 effective December 31, 2006. SAB 108 did not have a material impact on the Company’s financial position or results of operations upon adoption.

In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, Accounting for Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007. FIN 48 did not have a material impact on the Company’s financial position or results of operations upon adoption.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (SFAS 156). SFAS 156 amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 156 requires that all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable. SFAS 156 permits, but does not require, the subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value. An entity that uses derivative instruments to mitigate the risks inherent in servicing assets and servicing liabilities is required to account for those derivative instruments at fair value. Under SFAS 156, an entity can elect subsequent fair value measurement to account for its separately recognized servicing assets and servicing liabilities. By electing that option, an entity may simplify its accounting because SFAS 156 permits income statement recognition of the potential offsetting changes in fair value of those servicing assets and servicing liabilities and derivative instruments in the same accounting period. SFAS 156 is effective for fiscal years beginning after September 15, 2006. The Company adopted SFAS 156 effective January 1, 2007. SFAS 156 did not have a material impact on the Company’s financial position or results of operations upon adoption.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS 140. SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. In summary, SFAS 155: (1) permits an entity to make an irrevocable election to measure any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation at fair value in its entirety, with changes in fair value recognized in earnings; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS 155 effective January 1, 2006. On the date of adoption, there was no impact to the Company’s financial position or results of operations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

In September 2005, AcSEC issued SOP 05-1. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the FASB. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs as a result of the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a new feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 is required as of the beginning of an entity’s fiscal year. The Company adopted SOP 05-1 effective January 1, 2007, which resulted in a $6.0 million charge, net of taxes, as the cumulative effect of adoption of this accounting principle.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company adopted SFAS 154 effective January 1, 2006. SFAS 154 did not have any impact on the Company’s financial position or results of operations upon adoption.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(4)	Fair Value Measurements
Fair Value Option

As described in Note 3, the Company adopted SFAS 159 effective January 1, 2008 and elected SFAS 159 fair value treatment for commercial mortgage loans held for sale. Accordingly, the Company now records in earnings all market fluctuations associated with this portfolio. The Company previously recorded such loans at the lower of cost or market value. Balances for these loans will be measured at fair value prospectively with unrealized gains and losses included as a component of net realized investment gains and losses. The Company will assess the fair value option election for new financial assets or liabilities on a prospective basis.

Fair Value Hierarchy

As described in Note 3, the Company adopted SFAS 157 effective January 1, 2008. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

In accordance with SFAS 157, the Company categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets and liabilities recorded at fair value in the consolidated balance sheets as follows:

•
Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, equity securities listed in active markets, investments in publicly traded mutual funds with quoted market prices, and listed derivatives.

•
Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith of the government, municipal bonds, structured notes and certain MBSs and ABSs, certain corporate debt, certain private placement investments, and certain derivatives, including basis swaps and commodity total return swaps.

•
Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBSs and ABSs, certain corporate debt, certain private placement investments, certain mutual fund holdings, and certain derivatives, including embedded derivatives associated with living benefit contracts.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following table summarizes assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$561.3	$10.0	$—	$571.3
Obligations of states and political subdivisions	—	217.1	—	217.1
Debt securities issued by foreign governments	—	38.9	—	38.9
Corporate securities	—	10,135.7	1,220.8	11,356.5
Mortgage-backed securities	520.8	1,936.4	2,219.6	4,676.8
Asset-backed securities	—	1,218.4	1,168.2	2,386.6

Total fixed maturity securities	1,082.1	13,556.5	4,608.6	19,247.2
Equity securities	1.4	15.2	9.9	26.5

Total securities available-for-sale	1,083.5	13,571.7	4,618.5	19,273.7

Mortgage loans held for sale1	—	—	124.5	124.5
Short-term investments	36.2	2,744.7	—	2,780.9

Total investments	1,119.7	16,316.4	4,743.0	22,179.1

Cash	36.7	—	—	36.7
Derivative assets2	—	708.5	597.6	1,306.1
Separate account assets3.5	9,530.3	35,270.0	2,136.6	46,936.9

Total assets	$10,686.7	$52,294.9	$7,477.2	$70,458.8

Liabilities
Future policy benefits and claims4	$—	$—	$(1,739.7)	$(1,739.7)
Derivative liabilities2	(6.0)	(385.9)	(4.2)	(396.1)

Total liabilities	$(6.0)	$(385.9)	$(1,743.9)	$(2,135.8)

1	Carried at fair value as elected under SFAS 159.
2	Comprised of interest rate swaps, cross-currency interest rate swaps, credit default swaps, other non-hedging instruments, equity option contracts and interest rate futures contracts.
3	Comprised of public, privately registered and non-registered mutual funds and investments in securities.
4
Related to embedded derivatives associated with living benefit contracts. The Company’s guaranteed minimum accumulation benefits (GMABs), guaranteed lifetime withdrawal benefits (GLWBs) and hybrid GMABs/GLWBs are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host insurance product and recognized at fair value, with changes in fair value reported in earnings. This balance also includes embedded derivatives associated with fixed equity-indexed annuities (EIA) that provide for interest earnings that are linked to the performance of specified equity market indices.

5	The value of separate account liabilities is set to equal the fair value of separate account assets

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following table summarizes financial instruments for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements for the year ended December 31, 2008:

		Net investment gains (losses)						Change in unrealized gains (losses) in earnings due to assets still held
(in millions)	Balance as of December 31, 2007	In earnings (realized and unrealized)1	In OCI (unrealized)2	Purchases, issuances, sales and settlements	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2008
Assets
Investments:
Securities available-for-sale3 :
Fixed maturity securities
Corporate securities	$1,429.5	$(179.4)	$(230.7)	$(360.3)	$816.6	$(254.9)	$1,220.8	$—
Mortgage-backed securities	176.6	(283.4)	(556.9)	(139.8)	3,029.4	(6.3)	2,219.6	—
Asset-backed securities	754.4	(382.4)	(539.0)	11.3	1,469.8	(145.9)	1,168.2	—

Total fixed maturity securities	2,360.5	(845.2)	(1,326.6)	(488.8)	5,315.8	(407.1)	4,608.6	—
Equity securities	1.4	(54.9)	(5.7)	28.7	40.4	—	9.9	—

Total securities available-for-sale	2,361.9	(900.1)	(1,332.3)	(460.1)	5,356.2	(407.1)	4,618.5	—
Mortgage loans held for sale	86.1	(49.3)	—	87.7	—	—	124.5	(49.3)
Short-term investments	371.9	—	—	—	—	(371.9)	—	—

Total investments	2,819.9	(949.4)	(1,332.3)	(372.4)	5,356.2	(779.0)	4,743.0	(49.3)

Derivative assets	166.6	405.4	4.4	21.2	—	—	597.6	394.0
Separate account assets4.6	2,258.3	310.1	—	509.4	16.8	(958.0)	2,136.6	333.9

Total assets	$5,244.8	$(233.9)	$(1,327.9)	$158.2	$5,373.0	$(1,737.0)	$7,477.2	$678.6

Liabilities
Future policy benefits and claims5	$(128.9)	$(1,602.1)	$—	$(8.7)	$—	$—	$(1,739.7)	$1,602.1
Derivative liabilities	(16.3)	3.9	—	8.2	—	—	(4.2)	(12.0)

Total liabilities	$(145.2)	$(1,598.2)	$—	$(0.5)	$—	$—	$(1,743.9)	$1,590.1

1	Includes gains and losses on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.
2	Includes changes in market value of certain instruments.
3
Includes non-investment grade collateralized mortgage obligations, MBSs and ABSs, ABS trust preferred notes, certain counterparty or internally priced securities, and securities that are at or near default based on designations assigned by the National Association of Insurance Commissioners (NAIC) (see Note 5 for a discussion of NAIC Designations). Equity securities represent holdings in non-registered mutual funds with significant unobservable inputs.

4
Comprised of non-registered mutual funds with significant unobservable and/or liquidity restrictions. The net unrealized investment loss on these non-registered mutual funds is attributable to contractholders and, therefore, is not included in the Company’s earnings.

5
Relates to GMAB, GMWB and EIA embedded derivatives associated with contracts with living benefit riders. Related derivatives are internally valued. The valuation of guaranteed minimum benefit embedded derivatives is based on capital market and actuarial risk assumptions, including risk margin considerations reflecting policyholder behavior. The Company uses observable inputs, such as published swap rates, in its capital market assumptions. Actuarial assumptions, including lapse behavior and mortality rates, are based on actual experience.

6	The value of separate account liabilities is set to equal the fair value of separate account assets

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

Transfers

The Company will review its fair value hierarchy classifications quarterly. Changes in observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. These reclassifications will be reported as transfers in/out of Level 3 in the beginning of the period in which the change occurs. During 2008, certain of the Company’s investments in corporate securities, MBSs and ABSs were considered to be in inactive markets, due to concerns in the securities markets and resulting lack of liquidity. As a result, there have been significant changes in certain inputs which led to transfers into Level 3. During 2008, additional observable inputs were obtained on assets previously considered Level 3, which led to transfers out of that category.

Fair Value on a Nonrecurring Basis

The Company did not have any material assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under SFAS 157.

Financial Instruments Not Carried at Fair Value

SFAS No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107) requires additional disclosures of fair value information of financial instruments. The following include disclosures for the other financial instruments not carried at fair value and not included in the above SFAS 157 disclosure.

In estimating fair value for its SFAS 107 disclosures, the Company used the following methods and assumptions:

Mortgage loans on real estate, net: The fair values of mortgage loans on real estate are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan’s effective market interest rate. In the current year, mortgage loans held for sale are included in the above SFAS 157 disclosure, as the Company elected to carry these assets at fair value under SFAS 159 (effective January 1, 2008).

Policy loans: The carrying amount reported in the consolidated balance sheets approximates fair value.

Investment contracts: The fair values of the Company’s liabilities under investment type contracts are based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

Short-term debt: The carrying amount reported in the consolidated balance sheets approximates fair value.

Long-term debt: The fair values for senior notes are based on quoted market prices. The fair values of the junior subordinated debentures issued to a related party are based on quoted market prices of the capital securities of Nationwide Financial Services Capital Trust I (Trust I), which approximate the fair value of this obligation.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following table summarizes the carrying values and estimated fair values of financial instruments subject to disclosure requirements as of December 31:

	2008		2007
(in millions)	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Assets
Investments:
Mortgage loans on real estate, net	$7,065.4	$6,335.3	$7,615.4	$7,659.9
Policy loans	767.4	767.4	687.9	687.9

Liabilities
Investment contracts	(24,978.2)	(18,905.4)	(24,671.0)	(23,084.7)
Short-term debt	(249.7)	(249.7)	(285.3)	(285.3)
Long-term debt, payable to NFS	(700.0)	(568.7)	(700.0)	(751.3)

(5)	Derivative Financial Instruments
Qualitative Disclosure

Interest Rate Risk Management

The Company periodically purchases fixed rate investments to back variable rate liabilities. As a result, the Company can be exposed to interest rate risk due to the mismatch between variable rate liabilities and fixed rate assets. In an effort to mitigate the risk from this mismatch, the Company enters into various types of derivative instruments, with fluctuations in the fair values of the derivatives offsetting changes in the fair values of the investments resulting from changes in interest rates. The Company principally uses pay fixed/receive variable interest rate swaps to manage this risk.

Under these interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments. The fixed interest paid on the swap offsets the fixed interest received on the investment, resulting in the Company receiving the variable interest payments on the swap, generally 3-month U.S. London Interbank Offered Rate (LIBOR), and the credit spread on the investment. The net receipt of a variable rate will then more closely match the variable rate paid on the liability.

As a result of entering into fixed rate commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of such commitments due to changes in interest rates during the commitment period prior to funding of the loans. In an effort to manage this risk, the Company enters into short U.S. Treasury futures and/or pay fixed interest rate swaps during the commitment period. With short U.S. Treasury futures or pay fixed interest rate swaps, if interest rates rise/fall, the gains/losses on the futures will offset the change in fair value of the commitment attributable to the change in interest rates.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The Company periodically purchases variable rate investments such as commercial mortgage loans and corporate bonds. As a result, the Company can be exposed to variability in cash flows and investment income due to changes in interest rates. Such variability poses risks to the Company when the assets are funded with fixed rate liabilities. In an effort to manage this risk, the Company may enter into receive fixed/pay variable interest rate swaps. In using these interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments. The variable interest paid on the swap offsets the variable interest received on the investment, resulting in the Company receiving the fixed interest payments on the swap and the credit spread on the investment. The net receipt of a fixed rate will then more closely match the fixed rate paid on the liability.

The Company manages interest rate risk at the segment level. Different segments may simultaneously hedge interest rate risks associated with owning fixed and variable rate investments considering the risk relevant to a particular segment.

Foreign Currency Risk Management

In conjunction with the Company’s MTN program, the Company periodically issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in the fair value of liabilities due to changes in foreign currency exchange rates and related interest rates. In an effort to manage these risks, the Company enters into cross-currency interest rate swaps.

The Company is exposed to changes in the fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and related interest rates. In an effort to manage this risk, the Company uses cross-currency interest rate hedges to swap these asset characteristics to variable U.S. dollar rate instruments. Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in a foreign currency, and receive a variable U.S. dollar rate, generally 3-month U.S. LIBOR. These derivative instruments are designated as a fair value hedge of a fixed rate foreign denominated asset.

Cross-currency interest rate swaps on variable rate investments are structured to pay a variable rate, in a foreign currency, and receive a fixed U.S. dollar rate. The terms of the foreign currency paid on the swap will exactly match the terms of the foreign currency received on the asset, thus eliminating currency risk. These derivative instruments are designated as a cash flow hedge.

Equity Market Risk Management

Asset fees calculated as a percentage of separate account assets are a significant source of revenue to the Company. As of December 31, 2008, approximately 71% of separate account assets were invested in equity mutual funds (approximately 82% as of December 31, 2007). Gains and losses in the equity markets result in corresponding increases and decreases in the Company’s separate account assets and asset fee revenue. In addition, a decrease in separate account assets may decrease the Company’s expectations of future profit margins due to a decrease in asset fee revenue and/or an increase in guaranteed contract claims, which also may require the Company to accelerate amortization of DAC.

The Company’s long-term assumption for net separate account returns is 7% annual growth. If equity markets were unchanged throughout a given year, the Company estimates that its net earnings per diluted share, calculated using current weighted average diluted shares outstanding, would be approximately $0.05 to $0.10 less than if the Company’s long-term assumption for net separate account returns were realized. This analysis assumes no other factors change and that an unlocking of DAC assumptions would not be required. However, as it does each quarter, the Company would evaluate its DAC balance and underlying assumptions to determine the need for unlocking. The Company can provide no assurance that the experience of flat equity market returns would not result in changes to other factors affecting profitability, including the possibility of unlocking of DAC assumptions.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

Many of the Company’s individual variable annuity contracts offer GMDB features. A GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount, which may be based on premiums paid less amounts withdrawn or contract value on a specified anniversary date. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the contract value. This could result in additional GMDB claims.

In an effort to mitigate this risk, the Company implemented a GMDB economic hedging program for certain new and existing business. Prior to implementation of the GMDB hedging program in 2000, the Company managed this risk primarily by entering into reinsurance arrangements. The GMDB economic hedging program is designed to offset changes in the economic value of the designated GMDB obligation. Currently the program shorts S&P 500 Index futures, which provides an offset to changes in the value of the designated obligation. The futures are not designated as hedges and, therefore, hedge accounting is not applied. The Company’s economic and accounting hedges are not perfectly offset. Therefore, the economic hedging activity is likely to lead to earnings volatility. As of December 31, 2008 and 2007, the Company’s net amount at risk was $8,718.7 million and $519.9 million before reinsurance, respectively, and $7,329.9 million and $317.2 million net of reinsurance, respectively. As of December 31, 2008 and 2007, the Company’s reserve for GMDB claims was $247.9 million and $38.9 million, respectively.

The Company also offers certain variable annuity products with guaranteed minimum accumulation benefit (GMAB), guaranteed lifetime withdrawal benefit (GLWB) and hybrid GMAB/GLWB riders (collectively referred to as living benefits). A GMAB provides the contractholder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the time of issuance of a variable annuity contract. In some cases, the contractholder also has the option, after a specified time, to drop the rider and continue the variable annuity contract without the GMAB. The design of the GMAB rider limits the risk to the Company in a variety of ways including asset allocation requirements, which serve to reduce the Company’s potential exposure to underlying fund performance risks. Specifically, the terms in the GMAB rider limit policyholder asset allocation by either (1) requiring partial allocation of assets to a guaranteed term option (a fixed rate investment option) and excluding certain funds that are highly volatile or difficult to hedge or (2) requiring all assets be allocated to one of the approved asset allocation funds or models defined by the Company.

Beginning in March 2005, the Company began offering a hybrid GMAB/GLWB through its Capital Preservation Plus Lifetime Income (CPPLI) contract rider. This living benefit combines a GMAB feature in its first 5-10 years with a lifetime withdrawal benefit election at the end of the GMAB feature. Upon maturity of the GMAB, the contractholder can elect the lifetime withdrawal benefit, which would continue for the duration of the insured’s life; elect a new CPPLI rider; or drop the rider completely and continue the variable annuity contract without any rider. If the lifetime withdrawal benefit is elected and the insured’s contract value is exhausted through such withdrawals and market conditions, the Company will continue to fund future withdrawals at a pre-defined level until the insured’s death. In some cases, the contractholder has the right to drop the GLWB portion of this rider or periodically reset the guaranteed withdrawal basis to a higher level. This benefit requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy as previously described above.

In March 2006, the Company added Lifetime Income (L.inc), a stand-alone GLWB, to complement CPPLI in its product offerings. This rider is very similar to the hybrid benefit discussed above in that L.inc and CPPLI both have guaranteed withdrawal rates that increase based on the age at which the contractholder begins taking income. The withdrawal rates are applied to a benefit base to determine the guaranteed lifetime income amount available to a contractholder. The benefit base is equal to the variable annuity premium at contract issuance and may increase as a result of a ratchet feature that is driven by account performance and a roll-up feature that is driven by policy duration. Generally, the longer the contractholder waits before commencing withdrawals, the greater the guaranteed lifetime income. One key difference between L.inc and CPPLI is that the charge associated with L.inc is assessed against the benefit base. This is a risk mitigation feature as it alleviates much of the uncertainty around account performance and customer withdrawal patterns, both of which can lead to lower than expected revenue streams if the charge were assessed on account value. In June 2007, the Company added a feature to L.inc to allow for a lump settlement in lieu of lifetime withdrawals in certain situations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The Company’s living benefit riders represent an embedded derivative in a variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivatives are carried at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions. Projections of cash flows inherent in the valuation of the embedded derivative incorporate numerous assumptions including, but not limited to, expectations of contractholder persistency, contractholder withdrawal patterns, risk neutral market returns, correlations of market returns and market return volatility. As of December 31, 2008 and 2007, the net balance of the embedded derivatives for living benefits was a liability of $1.70 billion and $91.9 million, respectively. The Company does not expect any meaningful level of claims under the living benefit features for several years and believes any such claims would be mitigated by its economic hedging program.

Similar to the Company’s economic hedging for GMDBs, the living benefits features are also being economically hedged. The primary risks being hedged are the exposures associated with declining equity market returns and downward interest rate movements. The Company employs a variety of instruments to mitigate this exposure including S&P 500 Index futures, U.S. Treasury futures, interest rate swaps and long-dated over-the-counter put options. The positions used in the economic hedging program are not designated as hedges and, therefore, hedge accounting is not applied. The living benefits hedging program is designed to offset changes in the economic value of the living benefits obligation to contractholders. Changes in the fair value of the embedded derivatives are likely to create volatility in earnings. The hedging activity associated with changes in the economic value of the living benefits obligations will likely mitigate a portion of this earnings volatility.

Other Non-Hedging Derivatives

The Company periodically enters into basis swaps (receive one variable rate, pay another variable rate) to better match the cash flows received from the specific variable-rate investments with the variable rate paid on a group of liabilities. While the pay-side terms of the basis swap will be consistent with the terms of the asset, the Company is not able to match the receive-side terms of the derivative to a specific liability. Therefore, basis swaps do not receive hedge accounting treatment.

The Company sells credit default protection on selected debt instruments and combines the credit default swap with selected assets the Company owns to replicate a higher yielding bond. These selected assets may have sufficient duration for the related liability, but do not earn a sufficient credit spread. The combined credit default swap and investments provide cash flows with the duration and credit spread targeted by the Company. The credit default swaps do not qualify for hedge accounting treatment.

The Company also has purchased credit default protection on selected debt instruments exposed to short-term credit concerns, or because the combination of the corporate bond and purchased default protection provides sufficient spread and duration targeted by the Company. The purchased credit default protection is not designated for hedge accounting treatment.

Quantitative Disclosure

Fair Value Hedges

During the years ended December 31, 2008, 2007 and 2006, a net gain of $8.3 million, a net loss of $2.4 million and a net gain of $2.9 million, respectively, were recognized in net realized investment gains and losses related to the ineffective portion of fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

Cash Flow Hedges

For the years ended December 31, 2008, 2007 and 2006, the ineffective portion of cash flow hedges was a net gain of $3.1 million, a net loss of $1.4 million and a net loss of $1.5 million, respectively. There were no net gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

In general, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions, other than those relating to variable interest on existing financial instruments, is twelve months or less. However, in 2003 the Company entered into a hedge of a forecasted purchase of shares of a mutual fund tied to the S&P 500 Index where delivery of the shares will occur in 2033.

During 2008, the Company did not discontinue any cash flow hedges because the original forecasted transaction was no longer probable. Additionally, no amounts were reclassified from AOCI into earnings due to the probability that a forecasted transaction would not occur.

Other Derivative Instruments, Including Embedded Derivatives

Net realized investment gains and losses for the years ended December 31, 2008, 2007 and 2006 included a net gain of $58.2 million, a net loss of $12.4 million and a net loss of $0.5 million, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. In addition, variable annuity contracts resulted in net losses of $442.5 million, $51.8 million, $11.4 million for the years ended December 31, 2008, 2007, and 2006, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships.

For the years ended December 31, 2008, 2007 and 2006, net losses of $3.6 million, $0.5 million and $10.6 million, respectively, were recorded in net realized investment gains and losses reflecting the change in fair value of cross-currency interest rate swaps hedging variable rate MTNs denominated in foreign currencies. No additional net gains were recorded to reflect the change in spot rates of foreign currency denominated obligations during the year ended December 31, 2008 compared to none for the year ended December 31, 2007, and a net gain of $14.1 million for the year ended December 31, 2006.

The following table summarizes the notional amount of derivative financial instruments outstanding as of December 31:

(in millions)	2008	2007
Interest rate swaps:
Pay fixed/receive variable rate swaps hedging investments	$1,218.4	$1,692.9
Pay variable/receive fixed rate swaps hedging investments	924.5	21.0
Pay variable/receive variable rate swaps hedging liabilities	200.0	—
Pay fixed/receive variable rate swaps hedging liabilities	1,993.7	1,120.7
Pay variable/receive fixed rate swaps hedging liabilities	3,856.3	343.1
Cross-currency interest rate swaps:
Hedging foreign currency denominated investments	343.7	375.5
Hedging foreign currency denominated liabilities	463.4	1,144.1
Credit default swaps	271.2	300.3
Other non-hedging instruments	431.0	518.1
Equity option/futures contracts	3,675.3	2,361.8
Interest rate futures contracts	281.1	371.3

Total	$13,658.6	$8,248.8

The notional value is the amount upon which exchanges of interest are based. Exposure to a counterparty arises if the net expected cash flows are positive, as calculated based on forward interest rate curves and notional contract values.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

Credit Derivatives

The Company enters into two distinct types of credit derivative contracts (or credit default swaps) which allows the Company to either sell or buy credit protection on a specific creditor or credit index. When the Company sells credit protection against a specific creditor or credit index to a counterparty, it receives periodic premium payments similar to the risk premium received on an equivalent maturity bond from the same creditor. In return, the Company agrees to provide for losses if a credit event occurs during the lifetime of the contract, by buying a pre-determined cash bond from the counterparty at face value. In such a contract, a credit event will be defined in the trade settlement documentation and may include, but not be limited to, creditor bankruptcy or restructuring. There are no recourse provisions associated with these contracts.

The Company had exposure to credit protection contracts for the years ended December 31, 2008, 2007 and 2006 and experienced losses of $18.8 million in 2008 and no losses in 2007 or 2006, on such contracts. The following table presents the Company’s outstanding exposure to credit protection contracts, all of which are related to corporate debt instruments, as of December 31, 2008 by contract maturity and industry exposure:

	Less than or equal to one year		One to three years		Three to five years		Total
(in millions)	Maximum potential risk	Estimated fair value	Maximum potential risk	Estimated fair value	Maximum potential risk	Estimated fair value	Maximum potential risk	Estimated fair value
Single sector exposure:
Consumer goods	$—	$—	$6.0	$(0.8)	$—	$—	$6.0	$(0.8)
Financial	—	—	35.0	(5.8)	13.0	(0.5)	48.0	(6.3)
Oil & gas pipelines	10.0	—	15.0	(0.8)	—	—	25.0	(0.8)
Services	—	—	—	—	35.0	(3.0)	35.0	(3.0)
Utilities	4.5	—	—	—	—	—	4.5	—

Total single sector exposure	14.5	—	56.0	(7.4)	48.0	(3.5)	118.5	(10.9)
Index exposure:
Corporate bonds	—	—	—	—	110.9	(0.3)	110.9	(0.3)

Total index exposure	—	—	—	—	110.9	(0.3)	110.9	(0.3)

Total	$14.5	$—	$56.0	$(7.4)	$158.9	$(3.8)	$229.4	$(11.2)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(6)	Investments
The following table summarizes the amortized cost, gross unrealized gains and losses, and estimated fair values of securities available-for-sale as of the dates indicated:

(in millions)	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2008:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$77.3	$20.1	$—	$97.4
U. S. Government agencies1	384.6	89.3	—	473.9
Obligations of states and political subdivisions	223.0	1.5	7.4	217.1
Debt securities issued by foreign governments	33.9	5.0	—	38.9
Corporate securities
Public	8,042.9	85.4	1,040.3	7,088.0
Private	4,589.0	49.5	370.0	4,268.5
Mortgage-backed securities	5,248.2	68.2	639.6	4,676.8
Asset-backed securities	3,222.0	19.7	855.1	2,386.6

Total fixed maturity securities	21,820.9	338.7	2,912.4	19,247.2
Equity securities	30.9	0.7	5.1	26.5

Total securities available-for-sale	$21,851.8	$339.4	$2,917.5	$19,273.7

December 31, 2007:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$110.8	$14.3	$0.4	$124.7
U. S. Government agencies	406.1	61.2	—	467.3
Obligations of states and political subdivisions	245.3	1.6	2.7	244.2
Debt securities issued by foreign governments	40.0	2.5	0.1	42.4
Corporate securities
Public	8,253.8	133.4	161.6	8,225.6
Private	5,474.2	131.7	57.6	5,548.3
Mortgage-backed securities	5,855.9	31.3	98.4	5,788.8
Asset-backed securities	3,635.1	31.2	174.2	3,492.1

Total fixed maturity securities	24,021.2	407.2	495.0	23,933.4
Equity securities	69.6	4.8	1.5	72.9

Total securities available-for-sale	$24,090.8	$412.0	$496.5	$24,006.3

1	Includes $134.7 million of securities explicitly backed by the full faith and credit of the U.S. Government.
The market value of the Company’s general account investments may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. While the Company has the ability and intent to hold available-for-sale debt securities in unrealized loss positions that are not other-than-temporarily impaired until recovery, it may experience realized investment losses to the extent its liquidity needs require the disposition of general account fixed maturity securities in unfavorable interest rate, liquidity or credit spread environments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

Debt securities accounted for under EITF 99-20 may experience other-than-temporary impairment in future periods in the event an adverse change in cash flows is anticipated or probable. Furthermore, equity securities may experience other-than-temporary impairment in the future based on the prospects for recovery in value in a reasonable period. In addition, debt securities may experience other-than-temporary impairment in the future based on the probability that that Company may not be able to receive all contractual payments when due.

The Company held securities issued by institutions in the financial sector with equity-type features, classified as fixed maturity, with estimated fair values of $634.2 million and $674.4 million, and gross unrealized losses of $366.6 million and $28.3 million, as of December 31, 2008 and December 31, 2007, respectively. Of these securities in an unrealized loss position as of December 31, 2008, $104.7 million, or 18%, were in an unrealized loss position for more than one year compared to $149.3 million, or 39%, as of December 31, 2007. As of December 31, 2008, the Company evaluates such securities for other-than-temporary impairment using the criteria of either a debt or an equity security depending on the facts and circumstances of the individual issuer.

The table below summarizes the amortized cost and estimated fair value of fixed maturity securities available-for-sale, by maturity, as of December 31, 2008. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

(in millions)	Amortized cost	Estimated fair value
Fixed maturity securities available-for-sale:
Due in one year or less	$1,086.7	$1,081.9
Due after one year through five years	6,697.6	6,173.1
Due after five years through ten years	2,704.5	2,537.5
Due after ten years	2,861.9	2,391.4

Subtotal	13,350.7	12,183.9
Mortgage-backed securities	5,248.2	4,676.7
Asset-backed securities	3,222.0	2,386.6

Total	$21,820.9	$19,247.2

The following table presents the components of net unrealized losses on securities available-for-sale as of December 31:

(in millions)	2008	2007
Net unrealized losses, before adjustments and taxes	$(2,578.1)	$(84.5)
Change in fair value attributable to fixed maturity securities designated in fair value hedging relationships	(57.8)	—

Total net unrealized losses, before adjustments and taxes	(2,635.9)	(84.5)
Adjustment to deferred policy acquisition costs	615.9	87.1
Adjustment to future policy benefits and claims	43.8	(77.7)
Deferred federal income tax benefit	691.7	26.1

Net unrealized losses	$(1,284.5)	$(49.0)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following table presents an analysis of the net increase in net unrealized (losses) gains on securities available-for-sale before adjustments and taxes for the years ended December 31:

(in millions)	2008	2007	2006
Fixed maturity securities	$(2,485.9)	$(166.0)	$(161.0)
Equity securities	(7.7)	(2.6)	(1.1)

Net increase	$(2,493.6)	$(168.6)	$(162.1)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

For securities available-for-sale as of the dates indicated, the following table summarizes the Company’s gross unrealized losses based on the amount of time each type of security has been in an unrealized loss position:

	Less than or equal to one year		More than one year		Total
(in millions)	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses
December 31, 2008:
Fixed maturity securities:
Obligations of states and political subdivisions	$94.9	$3.5	$29.3	$3.9	$124.2	$7.4
Corporate securities
Public	3,678.8	700.8	1,233.6	339.5	4,912.4	1,040.3
Private	2,108.1	262.1	838.6	107.9	2,946.7	370.0
Mortgage-backed securities	592.1	149.1	1,694.3	490.6	2,286.4	639.7
Asset-backed securities	1,026.9	248.6	1,171.4	606.4	2,198.3	855.0

Total fixed maturity securities	7,500.8	1,364.1	4,967.2	1,548.3	12,468.0	2,912.4
Equity securities	11.2	4.9	3.4	0.2	14.6	5.1

Total	$7,512.0	$1,369.0	$4,970.6	$1,548.5	$12,482.6	$2,917.5

% of total gross unrealized losses		47%		53%

December 31, 2007:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$16.4	$0.4	$2.6	$—	$19.0	$0.4
U.S. Government agencies	—	—	13.9	—	13.9	—
Obligations of states and political subdivisions	15.4	0.1	149.6	2.6	165.0	2.7
Debt securities issued by foreign governments	11.5	0.1	—	—	11.5	0.1
Corporate securities
Public	2,354.0	95.2	1,966.8	66.4	4,320.8	161.6
Private	680.6	17.1	1,814.7	40.5	2,495.3	57.6
Mortgage-backed securities	1,227.8	23.7	2,466.4	74.7	3,694.2	98.4
Asset-backed securities	1,453.8	127.1	1,078.1	47.1	2,531.9	174.2

Total fixed maturity securities	5,759.5	263.7	7,492.1	231.3	13,251.6	495.0
Equity securities	17.1	1.5	0.1	—	17.2	1.5

Total	$5,776.6	$265.2	$7,492.2	$231.3	$13,268.8	$496.5

% of total gross unrealized losses		53%		47%

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The Company has fixed maturity securities that have been in an unrealized loss position for more than one year that are not other-than-temporarily impaired. The Company reviews assets in unrealized loss positions and evaluates whether or not the losses are other-than-temporary. Many criteria are considered during this process including, but not limited to, specific credit issues and financial prospects related to the issuer, the quality of the underlying collateral, management’s intent and ability to hold the security until recovery, current economic conditions that could affect the creditworthiness of the issuer in the future, the current fair value as compared to the amortized cost of the security, the extent and duration of the unrealized loss, and the rating of the affected security.

As of December 31, 2008, fixed maturity securities that have been in an unrealized loss position for more than one year totaled $1.55 billion, or 53% of the Company’s total unrealized losses on fixed maturity securities. Of this total, $1.31 billion, or 85%, were classified as investment grade securities, as defined by the National Association of Insurance Commissioners (NAIC).

As of December 31, 2008, 1,913, or 65%, of the Company’s investments in fixed maturity securities were in an unrealized loss position, in comparison to 1,725, or 53%, as of December 31, 2007.

The majority of the increases in the Company’s unrealized losses from December 31, 2007 to 2008 were attributable to corporate securities, MBSs and ABSs. These increased unrealized loss positions primarily were driven by the combined impact of volatility in investment quality ratings and credit spreads, illiquid markets, and interest rate movements. In particular, exposure to the financial sector, including through structured securities such as trust preferred, collateralized loan obligations and collateralized debt obligations, have been significantly affected by negative circumstances in those sectors. It is reasonably possible that further declines in estimated fair values of such investments, or changes in assumptions or estimates of anticipated recoveries and/or cash flows, may cause further other-than-temporary impairments in the near term, which could be significant.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

For fixed maturity securities available-for-sale, the following tables summarize as of the dates indicated the Company’s gross unrealized loss position categorized as investment grade vs. non-investment grade, as defined by the NAIC, for the period of time indicated, and based on the ratio of estimated fair value to amortized cost (in millions):

	Period of time for which unrealized loss has existed as of December 31, 2008
	Investment Grade			Non-Investment Grade			Total
Ratio of estimated fair value to amortized cost	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total
Corporate securities - public and private
99.9% - 95.0%	$50.0	$16.4	$66.4	$1.7	$0.1	$1.8	$51.7	$16.5	$68.2
94.9% - 90.0%	94.0	28.3	122.3	5.2	6.2	11.4	99.2	34.5	133.7
89.9% - 85.0%	82.8	32.2	115.0	7.9	7.3	15.2	90.7	39.5	130.2
84.9% - 80.0%	94.1	27.2	121.3	14.5	7.1	21.6	108.6	34.3	142.9
Below 80.0%	453.1	150.5	603.6	159.6	172.1	331.7	612.7	322.6	935.3

Total	774.0	254.6	1,028.6	188.9	192.8	381.7	962.9	447.4	1,410.3

Mortgage-backed securities
99.9% - 95.0%	1.1	2.9	4.0	—	—	—	1.1	2.9	4.0
94.9% - 90.0%	5.7	14.4	20.1	0.1	—	0.1	5.8	14.4	20.2
89.9% - 85.0%	13.8	23.9	37.7	5.7	—	5.7	19.5	23.9	43.4
84.9% - 80.0%	14.0	40.0	54.0	17.1	10.0	27.1	31.1	50.0	81.1
Below 80.0%	91.5	377.4	468.9	—	22.0	22.0	91.5	399.4	490.9

Total	126.1	458.6	584.7	22.9	32.0	54.9	149.0	490.6	639.6

Asset-backed securities
99.9% - 95.0%	4.9	2.0	6.9	0.4	—	0.4	5.3	2.0	7.3
94.9% - 90.0%	15.5	18.6	34.1	1.0	—	1.0	16.5	18.6	35.1
89.9% - 85.0%	23.3	27.5	50.8	0.3	0.8	1.1	23.6	28.3	51.9
84.9% - 80.0%	15.3	33.7	49.0	0.1	1.0	1.1	15.4	34.7	50.1
Below 80.0%	171.0	513.0	684.0	16.9	9.8	26.7	187.9	522.8	710.7

Total	230.0	594.8	824.8	18.7	11.6	30.3	248.7	606.4	855.1

Other fixed maturity securities1
99.9% - 95.0%	1.3	—	1.3	—	—	—	1.3	—	1.3
94.9% - 90.0%	2.2	—	2.2	—	—	—	2.2	—	2.2
89.9% - 85.0%	—	3.9	3.9	—	—	—	—	3.9	3.9
84.9% - 80.0%	—	—	—	—	—	—	—	—	—
Below 80.0%	—	—	—	—	—	—	—	—	—

Total	3.5	3.9	7.4	—	—	—	3.5	3.9	7.4

Total fixed maturity securities available-for-sale
99.9% - 95.0%	57.3	21.3	78.6	2.1	0.1	2.2	59.4	21.4	80.8
94.9% - 90.0%	117.4	61.3	178.7	6.3	6.2	12.5	123.7	67.5	191.2
89.9% - 85.0%	119.9	87.5	207.4	13.9	8.1	22.0	133.8	95.6	229.4
84.9% - 80.0%	123.4	100.9	224.3	31.7	18.1	49.8	155.1	119.0	274.1
Below 80.0%	715.6	1,040.9	1,756.5	176.5	203.9	380.4	892.1	1,244.8	2,136.9

Total	$1,133.6	$1,311.9	$2,445.5	$230.5	$236.4	$466.9	$1,364.1	$1,548.3	$2,912.4

1        Includes U.S. Treasury securities, obligations of U.S. Government corporations, U.S. Government agency securities, obligations of state and political subdivisions, and debt issued by foreign governments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

	Period of time for which unrealized loss has existed as of December 31, 2007
	Investment Grade			Non-Investment Grade			Total
Ratio of estimated fair value to amortized cost	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total	Less than or equal to one year	More than one year	Total
Corporate securities - public and private
99.9% - 95.0%	$21.2	$43.6	$64.8	$12.9	$5.2	$18.1	$34.1	$48.8	$82.9
94.9% - 90.0%	18.0	30.3	48.3	13.3	4.5	17.8	31.3	34.8	66.1
89.9% - 85.0%	16.5	10.7	27.2	3.1	6.3	9.4	19.6	17.0	36.6
84.9% - 80.0%	2.1	0.4	2.5	3.0	0.2	3.2	5.1	0.6	5.7
Below 80.0%	7.5	—	7.5	14.7	5.7	20.4	22.2	5.7	27.9

Total	65.3	85.0	150.3	47.0	21.9	68.9	112.3	106.9	219.2

Mortgage-backed securities
99.9% - 95.0%	18.6	35.3	53.9	—	—	—	18.6	35.3	53.9
94.9% - 90.0%	5.1	39.4	44.5	—	—	—	5.1	39.4	44.5
89.9% - 85.0%	—	—	—	—	—	—	—	—	—
84.9% - 80.0%	—	—	—	—	—	—	—	—	—
Below 80.0%	—	—	—	—	—	—	—	—	—

Total	23.7	74.7	98.4	—	—	—	23.7	74.7	98.4

Asset-backed securities
99.9% - 95.0%	14.7	13.2	27.9	0.2	—	0.2	14.9	13.2	28.1
94.9% - 90.0%	26.9	13.7	40.6	—	—	—	26.9	13.7	40.6
89.9% - 85.0%	18.0	8.6	26.6	—	—	—	18.0	8.6	26.6
84.9% - 80.0%	14.2	5.8	20.0	—	—	—	14.2	5.8	20.0
Below 80.0%	53.0	5.8	58.8	0.1	—	0.1	53.1	5.8	58.9

Total	126.8	47.1	173.9	0.3	—	0.3	127.1	47.1	174.2

Other fixed maturity securities1
99.9% - 95.0%	0.6	1.4	2.0	—	—	—	0.6	1.4	2.0
94.9% - 90.0%	—	1.2	1.2	—	—	—	—	1.2	1.2
89.9% - 85.0%	—	—	—	—	—	—	—	—	—
84.9% - 80.0%	—	—	—	—	—	—	—	—	—
Below 80.0%	—	—	—	—	—	—	—	—	—

Total	0.6	2.6	3.2	—	—	—	0.6	2.6	3.2

Total fixed maturity securities available-for-sale
99.9% - 95.0%	55.1	93.5	148.6	13.1	5.2	18.3	68.2	98.7	166.9
94.9% - 90.0%	50.0	84.6	134.6	13.3	4.5	17.8	63.3	89.1	152.4
89.9% - 85.0%	34.5	19.3	53.8	3.1	6.3	9.4	37.6	25.6	63.2
84.9% - 80.0%	16.3	6.2	22.5	3.0	0.2	3.2	19.3	6.4	25.7
Below 80.0%	60.5	5.8	66.3	14.8	5.7	20.5	75.3	11.5	86.8

Total	$216.4	$209.4	$425.8	$47.3	$21.9	$69.2	$263.7	$231.3	$495.0

1        Includes U.S. Treasury securities, obligations of U.S. Government corporations, U.S. Government agency securities, obligations of state and political subdivisions, and debt issued by foreign governments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

As of December 31, 2008, 27% of the Company’s investments in an unrealized loss position had ratios of estimated fair value to amortized cost of at least 80%. In addition, 84% of the Company’s investments in an unrealized loss position were classified as investment grade, as defined by the NAIC. Of the Company’s investments in unrealized loss positions classified as non-investment grade, 49% have been in an unrealized loss position for less than one year.

The NAIC assigns securities quality ratings and uniform valuations (called NAIC Designations), which are used by insurers when preparing their annual statements. For most securities, NAIC ratings are derived from ratings received from nationally recognized rating agencies. The NAIC also assigns ratings to securities that do not receive public ratings. The designations assigned by the NAIC range from class 1 (highest quality) to class 6 (lowest quality). Of the Company’s general account fixed maturity securities, 92% and 94% were in the two highest NAIC Designations as of December 31, 2008 and 2007, respectively.

The following table shows the equivalent ratings between the NAIC and nationally recognized rating agencies and summarizes the credit quality, as determined by NAIC Designation, of the Company’s general account fixed maturity securities portfolio as of December 31:

(in millions)		2008		2007
NAIC designation1	Rating agency equivalent designation2	Amortized cost	Estimated fair value	Amortized cost	Estimated fair value
1	Aaa/Aa/A	$13,870.1	$12,497.7	$16,765.5	$16,662.7
2	Baa	5,961.0	5,210.2	5,730.3	5,784.3
3	Ba	1,192.9	953.8	1,101.6	1,078.3
4	B	529.7	366.5	325.0	316.8
5	Caa and lower	166.9	128.9	60.2	52.7
6	In or near default	100.3	90.1	38.6	38.6

	Total	$21,820.9	$19,247.2	$24,021.2	$23,933.4

1        NAIC Designations are assigned at least annually. Some designations for securities shown have been assigned to securities not yet assigned an NAIC Designation in a manner approximating equivalent public rating categories.

2        Comparisons between NAIC and Moody’s designations are published by the NAIC. If no Moody’s rating is available, the Company assigns internal ratings corresponding to public ratings.

Recent conditions in the securities markets, including changes in investment quality ratings, liquidity, credit spreads and interest rates, have resulted in declines in the values of investment securities, including corporate debt securities, MBSs and ABSs. When evaluating whether these securities are other-than-temporarily impaired, the Company considers characteristics of the underlying collateral, such as delinquency and default rates, the quality of the underlying borrower, the type of collateral in the pool, the vintage year of the collateral, subordination levels within the structure of the collateral pool, expected future cash flows, and the Company’s ability and intent to hold the security to recovery. These and other factors also affect the estimated fair value of these securities.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The Company’s investments in MBSs and ABSs include securities that are supported by Alt-A and Sub-prime collateral. The Company considers Alt-A collateral to be mortgages whose underwriting standards do not qualify the mortgage for regular conforming or jumbo loan programs. Typical underwriting characteristics that cause a mortgage to fall into the Alt-A classification may include, but are not limited to, inadequate loan documentation of a borrower’s financial information, debt-to-income ratios above normal lending limits, loan-to-value ratios above normal lending limits that do not have primary mortgage insurance, a borrower who is a temporary resident, and loans securing non-conforming types of real estate. Alt-A mortgages are generally issued to borrowers having higher Fair Isaac Credit Organization (FICO) scores, and the lender typically issues a slightly higher interest rate for such mortgages. The Company considers Sub-prime collateral to be mortgages that are first-lien mortgage loans issued to Sub-prime borrowers, as demonstrated by recent delinquent rent or housing payments or substandard FICO scores. Second-lien mortgage loans are also considered Sub-prime. The amortized cost and estimated fair value of the Company’s investments in securities containing Alt-A collateral totaled $1,718.7 million and $1,335.8 million, respectively, and the amortized cost and estimated fair value of the Company’s investments in securities containing Sub-prime collateral totaled $612.7 million and $480.2 million, respectively. As of December 31, 2008, 75% and 84% of securities containing Alt-A and Sub-prime collateral, respectively, were rated AA or better. In addition, 68% and 76% of Alt-A and Sub-prime collateral, respectively, was originated in 2005 or earlier.

In addition, recent market activity has negatively impacted the Company’s investments in commercial mortgage-backed securities (CMBS). These investments in CMBS are generally characterized by securities that are collateralized by static, heterogeneous pools of mortgages on commercial real estate properties. Deals are generally diversified across property types, geography, borrowers, tenants, loan size, coupon and vintages. As of December 31, 2008, the amortized cost and estimated fair value of the Company’s investments in CMBS totaled $1.26 billion and $853.0 million, respectively, while the December 31, 2007 amortized cost was $1.10 billion and estimated fair value was $1.08 billion.

Proceeds from the sale of securities available-for-sale during 2008, 2007 and 2006 were $4.19 billion, $4.65 billion and $2.27 billion, respectively. During 2008, gross gains of $32.9 million ($70.0 million and $61.6 million in 2007 and 2006, respectively) and gross losses of $23.9 million ($70.2 million and $64.1 million in 2007 and 2006, respectively) were realized on those sales.

Real estate held for use was $9.8 million and $17.8 million as of December 31, 2008 and 2007, respectively. These assets are carried at cost less accumulated depreciation, which was $2.1 million and $3.6 million as of December 31, 2008 and 2007, respectively. The carrying value of real estate held for sale was $6.8 million as of December 31, 2008 (compared to no real estate held for sale as of December 31, 2007.)

The Company grants mainly commercial mortgage loans on real estate to customers throughout the U.S. As of December 31, 2008, the Company’s largest exposure to any single borrower, region and property type was 2%, 23% and 34%, respectively, of the Company’s general account mortgage loan portfolio, compared to 2%, 24% and 33%, respectively, as of December 31, 2007.

As of December 31, 2008 and 2007, the carrying value of commercial mortgage loans on real estate considered specifically impaired was $35.4 million and $7.4 million, respectively, for which a $13.6 million and $3.0 million valuation allowance had been established, respectively. No valuation allowance exists for collateral dependent commercial mortgage loans for which the fair value of the collateral is estimated to be greater than the carrying value.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following table summarizes activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31:

(in millions)	2008	2007	2006
Allowance, beginning of period	$23.1	$34.3	$31.1
Net change in allowance	16.4	(11.2)	3.2

Allowance, end of period	$39.5	$23.1	$34.3

The Company has securitized commercial mortgage loans on real estate to third parties. The Company, as the transferor, has continuing involvement in these loans which consists of receiving servicing fees on loans which the Company has transferred.

The Company did not participate in any securitization arrangements during 2008. During 2008, the Company received $0.6 million in servicing fees related to financial assets where there is a continuing involvement from the securitization of commercial mortgage loans on real estate. During 2007, the Company received proceeds of $928.0 million from the securitization of commercial mortgage loans on real estate to third parties, experienced realized losses of $7.3 million on these loans, and received $0.7 million in servicing fees related to loans securitized in 2007 and before. During 2006, the Company received proceeds of $545.0 million from the securitization of commercial mortgage loans on real estate to third parties, experienced realized gains of $5.3 million on these loans, and received $0.4 million in servicing fees related to loans securitized in 2006 and before.

The Company provides a representations and warranties letter to the transferee for each securitization arrangement. If it is found that the Company has made a misrepresentation, it could be required to provide financial support to the transferee or its beneficial interest holders. In 2008 and 2007, the Company was not required to provide any financial or other support that it was not previously contractually required to provide to the transferee or its beneficial interest holders.

The following table summarizes net realized investment (losses) gains from continuing operations by source for the years ended December 31:

(in millions)	2008	2007	2006
Total realized gains on sales, net of hedging losses	$1.9	$65.4	$88.8
Total realized losses on sales, net of hedging gains	(93.1)	(79.9)	(64.8)
Total other-than-temporary and other investment impairments	(1,051.4)	(116.4)	(17.1)
Credit default swaps	(9.8)	(7.5)	(1.1)
Derivatives and embedded derivatives associated with living benefit contracts	(500.7)	(26.7)	—
Derivatives associated with death benefits contracts	109.4	—	—
Other derivatives	104.4	(1.1)	1.3

Net realized investment (losses) gains	$(1,439.3)	$(166.2)	$7.1

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following table summarizes other-than-temporary and other investment impairments by asset type for the years ended December 31:

(in millions)	2008	2007	2006
Fixed maturity securities:
Corporate securities
Public	$191.1	$10.5	$4.6
Private	77.0	62.7	0.5
Mortgage-backed securities	313.5	—	—
Asset-backed securities	392.4	35.1	2.1

Total fixed maturity securities	974.0	108.3	7.2

Equity securities	60.2	—	—
Other	17.2	8.1	9.9

Total other-than-temporary and other investment impairments	$1,051.4	$116.4	$17.1

The following table summarizes net investment income from continuing operations by investment type for the years ended December 31:

(in millions)	2008	2007	2006
Securities available-for-sale:
Fixed maturity securities	$1,334.5	$1,370.5	$1,419.2
Equity securities	4.9	4.0	2.6
Mortgage loans on real estate	459.3	512.6	535.4
Short-term investments	16.1	28.7	47.3
Other	(74.3)	124.3	120.9

Gross investment income	1,740.5	2,040.1	2,125.4
Less investment expenses	53.5	64.3	66.9

Net investment income	$1,687.0	$1,975.8	$2,058.5

Fixed maturity securities with an amortized cost of $15.0 million and $8.3 million as of December 31, 2008 and 2007, respectively, were on deposit with various regulatory agencies as required by law.

The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral with the objective of increasing the yield on its investments. The cash collateral is invested in high-quality, short-term and long-term investments. The Company’s policy requires the maintenance of collateral of a minimum of 102% of the fair value of the securities loaned. Net returns on the investments, after payment of a rebate to the borrower, are shared between the Company and its agent. Both the borrower and the Company can request or return the loaned securities at any time. The Company maintains ownership of the loaned securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term. In 2008, the Company recognized loaned securities as part of its investments available-for-sale. The Company also recognizes the short-term and other long-term investments acquired with the cash collateral and its obligation to return such collateral to the borrower in short-term and other long-term investments and other liabilities, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

As of December 31, 2008 and 2007, the Company had received $378.3 million and $551.9 million, respectively, of cash collateral on securities lending. The Company had not received any non-cash collateral on securities lending as of December 31, 2008 and 2007. As of December 31, 2008 and 2007, the Company had loaned securities with a fair value of $367.2 million and $541.2 million, respectively.

As of December 31, 2008 and 2007, the Company had received $1,022.5 million and $245.4 million, respectively, of cash for derivative collateral, which is in turn invested in short-term investments. The Company also held $35.4 million and $18.5 million of securities as off-balance sheet collateral on derivative transactions as of December 31, 2008 and 2007, respectively. As of December 31, 2008, the Company had pledged fixed maturity securities with a fair value of $24.5 million as collateral to various derivative counterparties compared to $18.8 million as of December 31, 2007.

(7)	Deferred Policy Acquisition Costs
The following table presents a reconciliation of DAC for the years ended December 31:

(in millions)	2008	2007
Balance at beginning of period	$3,997.4	$3,758.0
Capitalization of DAC	572.2	612.5
Amortization of DAC	(674.5)	(368.5)
Adjustments to unrealized gains and losses on securities available-for-sale and other	528.8	4.4
Cumulative effect of adoption of accounting principle	—	(9.0)

Balance at end of period	$4,423.9	$3,997.4

See Note 2(f) for information on the Company’s DAC policies.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(8)	Variable Annuity Contracts
The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. The Company also issues non-traditional variable annuity contracts in which the Company provides various forms of guarantees to benefit the related contractholders. The Company provides five primary guarantee types under non-traditional variable annuity contracts: (1) GMDB; (2) GMAB; (3) guaranteed minimum income benefits (GMIB); (4) GLWB; and (5) a hybrid guarantee with GMAB and GLWB.

The GMDB provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The Company has offered six primary GMDB types:

•
Return of premium – provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums.” There are two variations of this benefit. In general, there is no lock in age for this benefit. However, for some contracts the GMDB reverts to the account value at a specified age, typically age 75.

•
Reset – provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock-in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90, and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

•
Ratchet – provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: monthaversary – evaluated monthly; annual – evaluated annually; and five-year – evaluated every fifth year.

•
Rollup – provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86, and for others the GMDB reverts to the account value at age 75.

•	Combo – provides the greater of annual ratchet death benefit or rollup death benefit. This benefit locks in at either age 81 or 86.

•
Earnings enhancement – provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit: (1) the benefit expires at age 86, and a credit of 4% of account value is deposited into the contract; and (2) the benefit does not have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

The GMAB, offered in the Company’s Capital Preservation Plus contract rider, is a living benefit that provides the contractholder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified time period, to drop the rider and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB types are:

•	Ratchet – provides an annuitization value equal to the greater of account value, net premiums or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

•
Rollup – provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

•	Combo – provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

See Note 5 for a complete description of the Company’s hybrid GMAB/GLWB offered through its CPPLI contract rider. All GMAB contracts with the hybrid GMAB/GLWB rider are included with GMAB contracts in the following tables.

The following table summarizes the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31:

	2008			2007
(in millions)	Account value	Net amount at risk1	Wtd. avg. attained age	Account value	Net amount at risk1	Wtd. avg. attained age
GMDB:
Return of premium	$5,991.9	$440.6	60	$9,082.6	$18.7	59
Reset	12,468.7	2,468.0	64	17,915.0	61.1	63
Ratchet	12,352.3	3,767.2	67	15,789.2	132.2	66
Rollup	277.1	25.7	72	467.0	8.4	71
Combo	1,704.1	621.2	69	2,555.5	47.0	68

Subtotal	32,794.1	7,322.7	65	45,809.3	267.4	64
Earnings enhancement	333.5	7.2	63	519.2	49.8	62

Total - GMDB	$33,127.6	$7,329.9	65	$46,328.5	$317.2	64

GMAB2 :
5 Year	$2,867.6	$499.0	N/A	$2,985.6	$4.6	N/A
7 Year	2,265.9	482.9	N/A	2,644.1	6.2	N/A
10 Year	677.9	132.2	N/A	927.3	1.3	N/A

Total - GMAB	$5,811.4	$1,114.1	N/A	$6,557.0	$12.1	N/A

GMIB3 :
Ratchet	$244.7	$5.6	N/A	$425.2	$—	N/A
Rollup	659.5	1.3	N/A	1,119.9	—	N/A
Combo	0.1	—	N/A	0.3	—	N/A

Total - GMIB	$904.3	$6.9	N/A	$1,545.4	$—	N/A

GLWB:
L.inc	$3,320.8	$571.5	N/A	$2,865.8	$—	N/A

1
Net amount at risk is calculated on a seriatum basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit). As it relates to GMIB, net amount at risk is calculated as if all policies were eligible to annuitize immediately, although all GMIB options have a waiting period of at least 7 years from issuance.

2	GMAB contracts with the hybrid GMAB/GLWB rider had account values of $4.59 billion and $4.77 billion as of December 31, 2008 and 2007, respectively.
3	The weighted average period remaining until expected annuitization is not meaningful and has not been presented because there is currently no material GMIB exposure.
Net amount at risk is highly sensitive to changes in financial market movements. The increase in net amount at risk during 2008 is primarily due to declines in the financial markets. See Note 5 – Equity Market Risk Management for a discussion of the Company’s risk management practices with respect to declining financial market exposure and related reserve balances.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following table summarizes account balances of variable annuity contracts that were invested in separate accounts as of December 31:

(in millions)	2008	2007
Mutual funds:
Bond	$4,350.2	$5,143.6
Domestic equity	18,572.8	31,217.7
International equity	2,412.7	3,987.3

Total mutual funds	25,335.7	40,348.6
Money market funds	2,132.6	1,728.2

Total	$27,468.3	$42,076.8

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates its GMDB and GMIB claim reserve estimates and adjusts the additional liability balances as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in calculating GMIB claim reserves are consistent with those used for calculating GMDB claim reserves. In addition, the calculation of GMIB claim reserves assumes benefit utilization ranges from a low of 3% when the contractholder’s annuitization value is at least 10% in the money to 100% utilization when the contractholder is 90% or more in the money.

The Company’s living benefit riders represent an embedded derivative in a variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivatives are carried at fair value. Subsequent changes in the fair value of the embedded derivatives are recognized in earnings as a component of net realized investment gains and losses. The fair value of the embedded derivatives is calculated based on a combination of capital market and actuarial assumptions.

The following assumptions and methodology were used to determine the GMDB claim reserves as of December 31, 2008 and 2007:

•	Data used was based on a combination of historical numbers and future projections generally involving 50 probabilistically generated economic scenarios

•	Mean gross equity performance – 8.1%

•	Equity volatility – 18.7%

•	Mortality – 100% of Annuity 2000 table

•	Asset fees – equivalent to mutual fund and product loads

•	Discount rate – approximately 7.0%
Lapse rate assumptions vary by duration as shown below:

Duration (years)	1	2	3	4	5	6	7	8	9	10+
Minimum	1.00%	2.00%	2.00%	3.00%	4.50%	6.00%	7.00%	7.00%	11.50%	11.50%
Maximum	1.50%	2.50%	4.00%	4.50%	40.00%	41.50%	21.50%	35.00%	35.00%	18.50%

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(9)	Short-Term Debt
The following table summarizes short-term debt as of December 31:

(in millions)	2008	2007
$800.0 million commercial paper program	$149.9	$199.7
$350.0 million securities lending program facility	99.8	85.6

Total short-term debt	$249.7	$285.3

The Company has available as a source of funds a $1.00 billion revolving variable rate credit facility entered into by NFS, NLIC and NMIC with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that the Company’s debt not exceed 40% of tangible net worth, as defined, and that NLIC maintain statutory surplus, as defined, in excess of $1.67 billion. As of December 31, 2008, the Company and NLIC were in compliance with all covenants. NLIC and NMIC had no amounts outstanding under this agreement as of December 31, 2008 and 2007. NLIC also has an $800.0 million commercial paper program and is required to maintain an available credit facility equal to 50% of any amounts outstanding under the commercial paper program. Therefore, borrowing capacity under the aggregate $1.00 billion revolving credit facility is reduced by 50% of any amounts outstanding under the commercial paper program. NLIC had $149.9 million of commercial paper outstanding at December 31, 2008 at a weighted average interest rate of 2.07% and $199.7 million at a weighted average interest rate of 4.39% at December 31, 2007.

NLIC has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. This is an uncommitted facility contingent on the liquidity of the securities lending program. The borrowing facility was established to fund commercial mortgage loans that were originated with the intent of sale through securitization. The maximum amount available under the agreement is $350.0 million. The borrowing rate on this program is equal to one-month U.S. LIBOR (0.44% and 4.60% as of December 31, 2008 and 2007, respectively). NLIC had $99.8 million and $85.6 million outstanding under this agreement as of December 31, 2008 and 2007, respectively. As of December 31, 2008, the Company had not provided any guarantees on such borrowings, either directly or indirectly.

The Company paid interest on short-term debt totaling $8.3 million, $15.0 million and $11.7 million in 2008, 2007 and 2006, respectively.

(10)	Long-Term Debt
The following table summarizes surplus notes payable to NFS as of December 31:

(in millions)	2008	2007
8.15% surplus note, due June 27, 2032	$300.0	$300.0
7.50% surplus note, due December 17, 2031	300.0	300.0
6.75% surplus note, due December 23, 2033	100.0	100.0

Total long-term debt	$700.0	$700.0

The Company made interest payments to NFS on surplus notes totaling $53.7 million in 2008, 2007 and 2006. Payments of interest and principal under the notes require the prior approval of the Ohio Department of Insurance (ODI).

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(11)	Federal Income Taxes
In 2008, NFS will file a life/non-life federal income tax return with all of its eligible downstream subsidiaries. Effective January 1, 2009, pursuant to the merger agreement dated August 6, 2008 whereby NMIC and its affiliates purchased all of the NFS common stock they did not already own, Nationwide Corp. will own more than 80% of the value of NFS, meeting the requirements for NFS to join the NMIC consolidated federal income tax return. However, the life insurance company subsidiaries will not be eligible to join the NMIC consolidated federal income tax return until 2014. The members of the NFS consolidated federal income tax return group participate in a tax sharing arrangement, which uses a consolidated approach in allocating the amount of current and deferred expense to the separate financial statements of a subsidiary. This approach provides for a current tax benefit to the subsidary for losses that are utilized in the consoldiated tax return.

The following table summarizes the tax effects of temporary differences that give rise to significant components of the net deferred tax (asset) liability as of December 31:

(in millions)	2008	2007
Deferred tax assets:
Future policy benefits and claims	$881.0	$622.0
Securities available-for-sale	737.4	83.8
Derivatives	229.7	—
Other	238.3	129.4

Gross deferred tax assets	2,086.4	835.2
Less valuation allowance	(7.0)	(7.0)

Deferred tax assets, net of valuation allowance	2,079.4	828.2

Deferred tax liabilities:
Deferred policy acquisition costs	1,249.4	1,112.6
Derivatives	—	15.6
Other	188.4	115.2

Gross deferred tax liabilities	1,437.8	1,243.4

Net deferred tax (asset) liability	$(641.6)	$415.2

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income taxes paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged during 2008, 2007 and 2006. No additional valuation allowances are required to be recognized as the Company has prudent and feasible tax planning strategies that would, if necessary, be implemented to utilize deferred tax assets.

The Company’s current federal income tax asset was $127.2 million and $12.7 million as of December 31, 2008 and 2007, respectively.

Total federal income taxes (refunded) paid were $(46.1) million, $99.1 million and $(4.3) million during the years ended December 31, 2008, 2007 and 2006, respectively.

As of December 31, 2008, the Company has $38.9 million of capital loss carryforwards that can carry forward for five tax years and are expected to be fully utilized. In addition, the Company has $41.9 million in low income housing credit carryforwards which can be carried forward for twenty years. The Company expects that they will be fully utilized. The Company has $56.5 million in Alternative Minimum Tax (AMT) credit carryforwards, which can be carried forward until utilized. The Company expects to fully realize the AMT credits in the future.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

During the third quarter of 2008, the Company refined its separate account dividends received deduction (DRD) calculation and estimation process. As a result, the Company reduced its third quarter separate account DRD projection from a federal income tax benefit of $14.3 million to a $4.4 million benefit. This reduction in estimate primarily was driven by the assumptions used in the estimation process regarding future dividend income within the separate accounts. The assumptions used in the separate account DRD calculation are based on the Company’s best estimate of future events.

In addition, during 2008, the Company recorded $12.7 million of net federal income tax expense adjustments primarily related to differences between the 2007 estimated tax liability and the amounts expected to be reported on the Company’s 2007 tax returns when filed. These changes in estimates primarily were driven by the Company’s separate account DRD.

During the second quarter of 2007, the Company recorded $6.8 million of net federal income tax expense adjustments primarily related to differences between the 2006 estimated tax liability and the amounts the Company reported on its 2006 tax returns. The Company recorded an additional $1.5 million and $0.2 million of such adjustments during the third and fourth quarters of 2007, respectively.

Through June 2006, the Company’s federal income tax returns for tax years 2000-2002 were under IRS examination pursuant to a routine audit. In accordance with its regular practice, management established tax reserves based on the current facts and circumstances regarding each tax exposure item for which the ultimate deductibility is open to interpretation. These reserves are reviewed regularly and are adjusted as events occur that management believes impacts the Company’s liability for additional taxes, such as lapsing of applicable statutes of limitations; conclusion of tax audits or substantial agreement on the deductibility/non-deductibility of uncertain items; additional exposure based on current calculations; identification of new issues; release of administrative guidance; or rendering of a court decision affecting a particular tax issue. A significant component of the Company’s tax reserve as of December 31, 2005 was related to the separate account dividends received deduction (DRD). See “Tax Matters” in Note 15 for more information regarding DRD.

In July 2006, the Company reached substantial agreement with the IRS on all open issues for tax years 2000-2002, including issues related to the DRD. Accordingly, the Company revised its estimate of amounts that may be due in connection with certain tax positions, including the DRD, for all open tax years. As a result of the revised estimate, $110.9 million of tax reserves were released into earnings during the second quarter of 2006.

During the third quarter of 2006, the Company recorded $7.8 million of net federal income tax expense adjustments primarily related to differences between the 2005 estimated tax liability and the amounts reported on the Company’s 2005 tax returns.

The following table summarizes federal income tax (benefit) expense attributable to (loss) income from continuing operations for the years ended December 31:

(in millions)	2008	2007	2006
Current	$(135.5)	$106.5	$(61.8)
Deferred	(398.8)	22.0	90.5

Federal income tax (benefit) expense	$(534.3)	$128.5	$28.7

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

Total federal income tax (benefit) expense differs from the amount computed by applying the U.S. federal income tax rate to (loss) income from continuing operations before federal income tax (benefit) expense as follows for the years ended December 31:

	2008		2007		2006
(dollars in millions)	Amount	%	Amount	%	Amount	%
Computed tax (benefit) expense	$(477.4)	35.0	$204.0	35.0	$226.8	35.0
DRD	(36.7)	2.7	(61.0)	(10.5)	(67.5)	(10.4)
Reserve release	—	—	—	—	(110.9)	(17.1)
Other, net	(20.2)	1.5	(14.5)	(2.4)	(19.7)	(3.1)

Total	$(534.3)	39.2	$128.5	22.1	$28.7	4.4

As noted previously, the Company adopted the provisions of FIN 48 on January 1, 2007. There was no impact to the Company’s retained earnings on adoption of FIN 48. A rollforward of the beginning and ending uncertain tax positions, including permanent and temporary differences, but excluding interest and penalties, is as follows:

(in millions)	2008	2007
Balance at beginning of period	$8.6	$4.6
Additions for current year tax positions	37.4	4.0
Additions for prior years tax positions	0.3	—
Reductions for prior years tax positions	(2.6)	—

Balance at end of period	$43.7	$8.6

The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate on December 31, 2008, is $37.4 million.

The Company has included tax on permanent uncertain tax positions and interest and penalties on all uncertain tax positions in determining the potential impact on the effective tax rate above. An uncertain tax timing position may result in the acceleration of cash payments to the IRS, but will not impact the effective tax rate.

During the years ended December 31, 2008, and 2007, the Company incurred $1.0 million and $0.8 million in interest and penalties, respectively. The Company accrued $2.2 million and $1.2 million for the payment of interest and penalties at December 31, 2008 and 2007, respectively. Interest expense and any associated penalties are shown as income tax expense.

Management is not aware of any reasonable possibility of a significant increase or decrease to the total of the uncertain tax positions within the next 12 months.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years through 2002. The IRS commenced an examination of the Company’s U.S. income tax returns for 2003 through 2005 in the first quarter of 2007. As of December 31, 2008, the IRS has proposed adjustments which would not result in a material change to the Company’s financial position.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(12)	Shareholders’ Equity, Regulatory Risk-Based Capital, Statutory Results and Dividend Restrictions
Regulatory Risk-Based Capital

The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceeded the minimum risk-based capital requirements for all periods presented herein.

Statutory Results

The Company and its subsidiary are required to prepare statutory financial statements in conformity with the NAIC’s Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the applicable state department of insurance. Statutory accounting practices focus on insurer solvency and differ from GAAP materially. The principal differences include charging policy acquisition and certain sales inducement costs to expense as incurred, establishing future policy benefits and claims reserves using different actuarial assumptions, excluding certain assets from statutory admitted assets, and valuing investments and establishing deferred taxes on a different basis. The following tables summarize the statutory net (loss) income and statutory capital and surplus for the Company and its insurance subsidiary for the years ended December 31:

(in millions)	20081	2007	2006
Statutory net (loss) income
NLIC	$(898.3)	$309.0	$537.5
NLAIC	(87.9)	(13.4)	(45.6)

Statutory capital and surplus
NLIC	$2,261.5	$2,501.1	$2,682.3
NLAIC	81.7	173.3	158.6

1	Unaudited as of the date of this report.
The Company has received approval from the Ohio Department of Insurance (ODI) regarding the use of a permitted practice related to the statutory accounting provision for the admissibility of deferred tax assets as of December 31, 2008. The permitted practice modifies the practice prescribed by the NAIC by increasing the threshold for admissibility of deferred tax assets from 10% to 15% of statutory capital and surplus. The permitted practice resulted in an increase of the Company’s estimated statutory surplus of $68.9 million (unaudited) as of December 31, 2008. The permitted practice had no impact on the Company’s statutory net income. The benefits of this permitted practice may not be considered by the Company when determining capital and surplus available for dividends. NLAIC did not qualify for the permitted practice.

Dividend Restrictions

The payment of dividends by NLIC is subject to restrictions set forth in the insurance laws and regulations of the State of Ohio, its domiciliary state. The State of Ohio insurance laws require Ohio-domiciled life insurance companies to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding 12 months, exceeds the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer for the prior year. During the year ended December 31, 2008, NLIC paid dividends of $246.5 million to NFS after providing prior notice to the ODI. The dividend included $181.9 million in cash and $64.6 million in securities. As of January 1, 2009, NLIC could not pay dividends to NFS without obtaining prior approval.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on NLIC’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its shareholder.

The Company currently does not expect such regulatory requirements to impair its ability to pay future operating expenses, interest and shareholder dividends.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

Comprehensive Loss

The Company’s comprehensive loss includes net income and certain items that are reported directly within separate components of shareholder’s equity that are not recorded in net income (other comprehensive income or loss).

The following table summarizes the Company’s other comprehensive loss, before and after federal income tax benefit, for the years ended December 31:

(in millions)	2008	2007	2006
Net unrealized losses on securities available-for-sale arising during the period:
Net unrealized losses before adjustments	$(3,576.6)	$(276.3)	$(171.3)
Net adjustment to deferred policy acquisition costs	528.8	3.8	40.9
Net adjustment to future policy benefits and claims	121.5	5.4	21.5
Related federal income tax benefit	1,024.4	93.3	38.1

Net unrealized losses	(1,901.9)	(173.8)	(70.8)

Reclassification adjustment for net realized losses on securities available-for-sale realized during the period:
Net unrealized losses	1,025.2	107.7	9.2
Related federal income tax benefit	(358.8)	(37.7)	(3.2)

Net reclassification adjustment	666.4	70.0	6.0

Other comprehensive loss on securities available-for-sale	(1,235.5)	(103.8)	(64.8)

Accumulated net holding gains (losses) on cash flow hedges:
Unrealized holding gains (losses)	16.5	(17.2)	(0.2)
Related federal income tax (expense) benefit	(5.8)	6.0	0.1

Other comprehensive income (loss) on cash flow hedges	10.7	(11.2)	(0.1)

Other unrealized gains (losses):
Net unrealized gains (losses)	6.4	(6.4)	—
Related federal income tax (expense) benefit	(2.3)	2.2	—

Other net unrealized gains (losses)	4.1	(4.2)	—

Total other comprehensive loss	$(1,220.7)	$(119.2)	$(64.9)

Adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during the years ended December 31, 2008, 2007 and 2006.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(13)	Employee Benefit Plans
Defined Benefit Plans

The Company and certain affiliated companies participate in a qualified defined benefit pension plan sponsored by NMIC. This plan covers all employees of participating companies who have completed at least one year of service. Plan contributions are invested in a group annuity contract issued by NLIC, and a trust with Bank of New York as the custodian and trustee. All participants are eligible for benefits based on an account balance feature. Participants last hired before 2002 are eligible for benefits based on the highest average annual salary of a specified number of consecutive years of the last ten years of service, if such benefits are of greater value than the account balance feature. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work benefits the Company. A separate non-qualified defined benefit pension plan sponsored by NMIC covers certain executives with at least one year of service. The Company’s portion of expense relating to these plans was $12.0 million, $13.5 million and $19.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In addition to the NMIC pension plan, the Company and certain affiliated companies participate in life and health care defined benefit plans sponsored by NMIC for qualifying retirees. Postretirement life and health care benefits are contributory. The level of contribution required by a qualified retiree depends on the retiree’s years of service and date of hire. In general, postretirement benefits are available to full-time employees who are credited with 120 months of retiree life and health service. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company’s portion of the per-participant cost of the postretirement health care benefits. The Company’s policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in a group annuity contract issued by NLIC, and a trust with Bank of New York as the custodian and trustee. All participants are eligible for benefits based on an account balance feature. The Company’s portion of expense relating to these plans was immaterial for the years ended December 31, 2008, 2007 and 2006.

Defined Contribution Plans

NMIC sponsors a defined contribution retirement savings plan covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 80%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company’s expense for contributions to these plans was $5.6 million, $7.3 million and $6.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

(14)	Related Party Transactions
The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, office space leases, and agreements related to reinsurance, cost sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (NSC), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed.. For the years ended December 31, 2008, 2007 and 2006, the Company made payments to NMIC and NSC totaling $280.8 million, $285.6 million and $261.7 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $2.85 billion and $2.90 billion as of December 31, 2008 and 2007, respectively. Total revenues from these contracts were $137.7 million, $130.8 million and $133.4 million for the years ended December 31, 2008, 2007 and 2006, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $115.4 million, $109.7 million and $110.7 million for the years ended December 31, 2008, 2007 and 2006, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties.

The Company leases office space from NMIC. For the years ended December 31, 2008, 2007 and 2006, the Company made lease payments to NMIC of $22.9 million, $23.0 million and $19.3 million, respectively.

NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2008, 2007 and 2006 were $202.3 million, $317.6 million and $430.8 million, respectively, while benefits, claims and expenses ceded during these years were $218.9 million, $348.1 million and $470.4 million, respectively.

Funds of Nationwide Funds Group (NFG), an affiliate, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2008 and 2007, customer allocations to NFG funds totaled $17.48 billion and $21.41 billion, respectively. For the years ended December 31, 2008, 2007 and 2006, NFG paid the Company $74.4 million, $76.9 million and $64.4 million, respectively, for the distribution and servicing of these funds.

Under a marketing agreement with NMIC, NLIC makes payments to cover a portion of the agent marketing allowance that is paid to Nationwide agents. These costs cover product development and promotion, sales literature, rent and similar items. Payments under this agreement totaled $8.3 million, $20.1 million and $28.3 million for the years ended December 31, 2008, 2007 and 2006, respectively. The last payment under this agreement was made in 2008.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities at the original sales price plus interest. As of December 31, 2008 and 2007, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2008, 2007 and 2006, the most the Company had outstanding at any given time was $151.6 million, $178.2 million and $191.5 million, respectively, and the amounts the Company incurred for interest expense on intercompany repurchase agreements during these years were immaterial.

The Company and various affiliates have agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company were $2.57 billion and $368.2 million as of December 31, 2008 and 2007, respectively, and are included in short-term investments on the consolidated balance sheets.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2008, 2007 and 2006 were $52.7 million, $59.5 million and $58.1 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

An affiliate of the Company is currently developing a browser-based policy administration and online brokerage software application for defined benefit plans. In connection with the development of this application, the Company made net payments, which were expensed, to that affiliate related to development totaling $11.0 million, $9.4 million and $6.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company entered into a note purchase agreement with an affiliate on November 17, 2006 to purchase $25.0 million of the affiliate’s 5.6% senior notes due November 16, 2016. The notes are secured by certain pledged mortgage servicing rights. The note is payable in seven equal principal installments of $3.8 million, which begin November 6, 2010. Interest is payable semi-annually on each May 16 and November 16.

Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, as discussed in more detail in Note 11. Effective October 1, 2002, NLIC began filing a consolidated federal income tax return with NLAIC. Total payments from NMIC were $22.5 million and $15.3 million during the years ended December 31, 2008 and 2006, respectively. These payments related to tax years prior to deconsolidation. There were no payments during 2007.

During 2008, NLIC received a $338.8 million capital contribution from NFS. The capital contribution included $157.1 million in securities, $153.4 million in cash and $28.3 million in mortgage loans.

In 2008, 2007 and 2006, NLIC paid dividends to NFS totaling $246.5 million, $537.5 million and $375.0 million, respectively.

(15)	Contingencies
Legal Matters

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by the Company and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back MTN programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations, proceedings or inquiries may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the NLIC MTN program. The Company is cooperating with regulators in connection with these inquiries and will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

A promotional and marketing arrangement associated with the Company’s offering of a retirement plan product and related services in Alabama is under investigation by the Alabama Securities Commission. The Company currently expects that any damages paid to settle this matter will not have a material adverse impact on its consolidated financial position. It is not possible to predict what effect, if any, the outcome of this investigation may have on the Company’s retirement plan operations with respect to promotional and marketing arrangements in general in the future.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any litigation or regulatory actions will not have a material adverse effect on the Company in the future.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

On November 20, 2007, NRS and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On December 2, 2008, the plaintiffs filed an amended complaint. The plaintiffs claim to represent a class of all participants in the Alabama State Employees Association (ASEA) Plan, excluding members of the Deferred Compensation Committee, members of the Board of Control, ASEA’s directors, officers and board members, and PEBCO’s directors, officers and board members. The class period is from November 20, 2001, to the date of trial. In the amended class action complaint, the plaintiffs allege breach of fiduciary duty, wantonness and breach of contract. The amended class action complaint seeks a declaratory judgment, an injunction, an appointment of an independent fiduciary to protect Plan participants, disgorgement of amounts paid, reformation of Plan documents, compensatory damages and punitive damages, plus interest, attorneys’ fees and costs and such other equitable and legal relief to which plaintiffs and class members may be entitled. Also, on December 2, 2008, the plaintiffs filed a motion for preliminary injunction seeking an order requiring periodic payments made by NRS and/or NLIC to ASEA or PEBCO to be held in a trust account for the benefit of Plan participants. On December 4, 2008, the Alabama State Personnel Board and the State of Alabama by, and through the State Personnel Board, filed a motion to intervene and a complaint in intervention. On December 16, 2008, the Companies filed their Answer. On February 4, 2009, the court provisionally agreed to add the State of Alabama, by and through the State Personnel Board as a party. NRS and NLIC continue to defend this case vigorously.

On July 11, 2007, NLIC was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al. The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries). The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties. The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On May 23, 2008, the Court granted the defendants’ motion to dismiss. On June 19, 2008, the plaintiffs filed a notice of appeal. On October 17, 2008, the plaintiffs filed their opening brief. On December 19, 2008, the defendants filed their briefs. On January 26, 2009, the plaintiffs filed Appellants’ Reply Brief. NLIC continues to defend this lawsuit vigorously.

On November 15, 2006, NFS, NLIC and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The class period is from January 1, 1996 until the class notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, NFS, NLIC and NRS filed a motion to dismiss. On September 17, 2007, the Court granted the motion to dismiss. On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint. On September 15, 2008, the Court denied the plaintiffs’ motion to vacate judgment and for leave to file an amended complaint. On October 15, 2008, the plaintiffs filed a notice of appeal. NFS, NLIC and NRS continue to defend this lawsuit vigorously.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

On February 11, 2005, NLIC was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to NLIC for term life insurance policies issued by NLIC during the class period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are NLIC; any parent, subsidiary or affiliate of NLIC; all employees, officers and directors of NLIC; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The class period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. On April 30, 2007, NLIC filed a motion for summary judgment. On February 4, 2008, the Court granted the class’s motion for summary judgment on the breach of contract claims arising from the term policies in 43 of 51 jurisdictions. The Court granted NLIC’s motion for summary judgment on the breach of contract claims on all decreasing term policies. On November 7, 2008, the case was settled.

On April 13, 2004, NLIC was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. NLIC removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The first amended complaint purports to disclaim, with respect to market timing or stale price trading in NLIC’s annuities sub-accounts, any allegation based on NLIC’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of NLIC annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if NLIC is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to NLIC’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted NLIC’s motion to dismiss the plaintiff’s complaint. On January 30, 2009, the United States Court of Appeals for the Fourth Circuit affirmed that dismissal. NLIC continues to defend this lawsuit vigorously.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. On September 25, 2007, NFS’ and NLIC’s motion to dismiss the plaintiffs’ fifth amended complaint was denied. On October 12, 2007, NFS and NLIC filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims. On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and NLIC’s amended counterclaims. On November 15, 2007, the plaintiffs filed a motion for class certification. On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to NFS’ and NLIC’s claim that it could recover any “disgorgement remedy” from plan sponsors. On April 25, 2008, NFS and NLIC filed their opposition to the plaintiffs’ motion for class certification. On September 29, 2008, the plaintiffs filed their reply to NFS’ and NLIC’s opposition to class certification. The Court has set a hearing on the class certification motion for February 27, 2009. NFS and NLIC continue to defend this lawsuit vigorously.

Tax Matters

Management has established tax reserves in accordance with current accounting guidance, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. These reserves are reviewed regularly and are adjusted as events occur that management believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations; conclusion of tax audits or substantial agreement on the deductibility/nondeductibility of uncertain items; additional exposure based on current calculations; identification of new issues; release of administrative guidance; or rendering of a court decision affecting a particular tax issue. Management believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

The separate account DRD is a significant component of the Company’s federal income tax provision. On August 16, 2007, the IRS issued Revenue Ruling 2007-54. This ruling took a position with respect to the DRD that could have significantly reduced the Company’s DRD. The Company believes that the position taken by the IRS in the ruling was contrary to existing law and the relevant legislative history.

In Revenue Ruling 2007-61, released September 25, 2007, the IRS and the U.S. Department of the Treasury suspended Revenue Ruling 2007-54 and informed taxpayers of their intention to address certain issues in connection with the DRD in future tax regulations. Final tax regulations could impact the Company’s DRD in periods subsequent to their effective date.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(16)	Guarantees
Since 2002, the Company has sold $677.4 million of credit enhanced equity interests in Low-Income-Housing Tax Credit Funds (LIHTC Funds) to unrelated third parties. The Company has guaranteed cumulative after-tax yields to the third party investors ranging from 3.75% to 5.25% over periods ending between 2002 and 2022. As of December 31, 2008 and 2007, the Company held guarantee reserves totaling $5.1 million and $6.0 million, respectively, on these transactions. These guarantees are in effect for periods of approximately 15 years each. The LIHTC Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, then the Company must fund any shortfall, which is mitigated by stabilization collateral set aside by the Company at the inception of the transactions. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.10 billion. The Company does not anticipate making any material payments related to these guarantees.

As of December 31, 2008, the Company held stabilization reserves of $0.8 million as collateral for certain properties owned by the LIHTC Funds that had not met all of the criteria necessary to generate tax credits. Such criteria include completion of construction and the leasing of each unit to a qualified tenant, among others. Properties meeting the necessary criteria are considered to have “stabilized.” The properties are evaluated regularly, and the collateral is released when stabilized. In 2008, $0.8 million of the stabilization reserve was released into income. In 2007, the stabilization reserve was increased by $2.4 million and $3.1 million was released into income.

To the extent there are cash deficits in any specific property owned by the LIHTC Funds, property reserves, property operating guarantees and reserves held by the LIHTC Funds are exhausted before the Company is required to perform under its guarantees. To the extent the Company is ever required to perform under its guarantees, it may recover any such funding out of the cash flow distributed from the sale of the underlying properties of the LIHTC Funds. This cash flow distribution would be paid to the Company prior to any cash flow distributions to unrelated third party investors.

(17)	Variable Interest Entities
In the normal course of business, the Company has relationships with variable interest entities (VIEs). The Company’s VIEs are conduits that assist the Company in structured products transactions involving the sale of low-income-housing tax credit funds (LIHTC Funds) to third party investors, other structured product issuances, and private equity investments.

The Company considers many factors when determining whether it is (or is not) the primary beneficiary of a VIE. There is a review of the entity’s contract and other deal related information, such as 1) the entity’s equity investment at risk, decision-making abilities, obligations to absorb economic risks and right to receive economic rewards of the entity, 2) whether the contractual or ownership interest in the entity changes with the change in fair value of the entity, and 3) through the variable interest, if the Company shares in the entity’s expected losses and residual returns.

The Company was not required to provide financial or other support outside previous contractual requirements to any VIE.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

LIHTC Funds

The Company provides guarantees to limited partners related to the amount of tax credits that will be generated by the funds (see Note 16). The results of operations and financial position of each VIE of which the Company is the primary beneficiary are consolidated along with corresponding minority interest liabilities in the accompanying consolidated financial statements.

The Company had relationships with 19 LIHTC Funds that are considered VIEs as of December 31, 2008 and December 31, 2007, where the company was the primary beneficiary. Net assets of these consolidated VIEs were $416.1 million and $465.7 million as of December 31, 2008 and December 31, 2007, respectively. The following table summarizes the components of net assets as of December 31:

(in millions)	2008	2007
Other long-term investments	$371.1	$434.1
Short-term investments	20.9	31.9
Other assets	41.6	38.1
Other liabilities	(17.5)	(38.4)
The Company’s total loss exposure from consolidated VIEs was immaterial as of December 31, 2008 and December 31, 2007 (except for the impact of guarantees disclosed in Note 16). Creditors (or beneficial interest holders) of the consolidated VIEs have no recourse to the general credit of the Company.

These LIHTC Funds are financed through the sale of these funds into the secondary market. The proceeds from these sales are used to participate in low-income housing projects that provide tax benefits to the investors.

In addition to the consolidated VIEs described above, the Company holds variable interests, in the form of LIHTC Funds that qualify as VIEs but of which the Company is not the primary beneficiary. The carrying amount on these unconsolidated VIEs was $78.9 million and $79.3 million as of December 31, 2008 and December 31, 2007, respectively. The total exposure to loss on these unconsolidated VIEs was $93.4 million and $108.5 million as of December 31, 2008 and December 31, 2007, respectively. The total exposure to loss is determined by adding any unfunded commitments to the carrying amount of the VIEs.

Structured Products

The Company had relationships with one structured product investment that is considered a VIE as of December 31, 2008 and December 31, 2007, where the Company was the primary beneficiary. Net assets of this consolidated VIE were $8.9 million and $20.1 million as of December 31, 2008 and December 31, 2007, respectively. Creditors (or beneficial interest holders) of the consolidated VIE have no recourse to the general credit of the Company. There are no arrangements that would require the Company to provide financial support to the VIE.

As of both December 31, 2008 and December 31, 2007, the Company was invested in 11 structured product investments that are considered VIEs but that the Company is not the primary beneficiary. These structured products are in the form of synthetic collateralized debt obligations and collateralized lease obligations. The carrying amount on these unconsolidated VIEs was $13.7 million and $84.0 million as of December 31, 2008 and December 31, 2007, respectively. The total exposure to loss on these unconsolidated VIEs is determined to be the carrying amount of the VIEs.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

Private Equity Investments

The Company had relationships with one private equity investment that is considered a VIE as of December 31, 2008 and December 31, 2007, where the Company was the primary beneficiary. Net assets of this consolidated VIE were $18.6 million and $5.0 million as of December 31, 2008 and December 31, 2007, respectively. Creditors (or beneficial interest holders) of the consolidated VIE have no recourse to the general credit of the Company. There are no arrangements that would require the Company to provide financial support to the VIE.

As of December 31, 2008 and December 31, 2007, the Company does not have any private equity investments considered to be a VIE where the Company is not the primary beneficiary.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(18)	Segment Information
Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Investments, Retirement Plans, Individual Protection, and Corporate and Other.

The primary segment profitability measure that management uses is pre-tax operating earnings, which is calculated by adjusting income from continuing operations before federal income taxes to exclude (1) net realized investment gains and losses, except for periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, net realized gains and losses related to hedges on GMDB contracts and net realized gains and losses related to securitizations and (2) the adjustment to amortization of DAC related to net realized investment gains and losses.

Individual Investments

The Individual Investments segment consists of individual The BEST of AMERICA® and private label deferred variable annuity products, deferred fixed annuity products, income products and advisory services. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, individual variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while individual fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.

Retirement Plans

The Retirement Plans segment is comprised of the Company’s private and public sector retirement plans business. The private sector primarily includes IRC Section 401 business, and the public sector primarily includes IRC Section 457 and Section 401(a) business, both in the form of full-service arrangements that provide plan administration and fixed and variable group annuities as well as administration-only business.

Individual Protection

The Individual Protection segment consists of investment life insurance products, including individual variable, COLI and BOLI products; traditional life insurance products; and universal life insurance products. Life insurance products provide a death benefit and generally allow the customer to build cash value on a tax-advantaged basis.

Corporate and Other

The Corporate and Other segment includes the MTN program; structured products business; non-operating realized gains and losses, including mark-to-market adjustments on embedded derivatives, net of economic hedges, related to products with living benefits included in the Individual Investments segment; and other revenues and expenses not allocated to other segments.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

The following tables summarize the Company’s business segment operating results for the years ended December 31:

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2008
Revenues:
Policy charges	$599.0	$115.6	$453.4	$—	$1,168.0
Premiums	119.5	—	164.0	—	283.5
Net investment income	506.3	638.2	343.9	198.6	1,687.0
Non-operating net realized investment losses1	—	—	—	(1,478.2)	(1,478.2)
Other income	109.5	0.9	—	(65.1)	45.3

Total revenues	1,334.3	754.7	961.3	(1,344.7)	1,705.6

Benefits and expenses:
Interest credited to policyholder accounts	361.8	425.9	181.5	161.4	1,130.6
Benefits and claims	377.0	—	295.0	(11.7)	660.3
Policyholder dividends	—	—	26.4	—	26.4
Amortization of DAC	647.7	39.7	113.5	(126.4)	674.5
Interest expense	—	—	—	61.8	61.8
Other operating expenses	188.1	147.0	138.0	43.0	516.1

Total benefits and expenses	1,574.6	612.6	754.4	128.1	3,069.7

Income (loss) from continuing operations before federal income tax expense	(240.3)	142.1	206.9	(1,472.8)	$(1,364.1)

Less: non-operating net realized investment losses1	—	—	—	1,478.2
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	(138.5)

Pre-tax operating (loss) earnings	$(240.3)	$142.1	$206.9	$(133.1)

Assets as of year end	$41,902.1	$21,671.1	$16,563.2	$4,676.0	$84,812.4

1
Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to hedges on GMDB contracts and securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2007
Revenues:
Policy charges	$656.9	$139.5	$411.9	$—	$1,208.3
Premiums	133.1	—	158.6	—	291.7
Net investment income	609.1	639.4	330.2	397.1	1,975.8
Non-operating net realized investment losses1	—	—	—	(156.0)	(156.0)
Other income	3.1	—	—	(5.8)	(2.7)

Total revenues	1,402.2	778.9	900.7	235.3	3,317.1

Benefits and expenses:
Interest credited to policyholder accounts	419.7	433.7	178.0	231.2	1,262.6
Benefits and claims	234.2	—	245.1	—	479.3
Policyholder dividends	—	—	24.5	—	24.5
Amortization of DAC	287.1	26.7	80.2	(25.5)	368.5
Interest expense	—	—	—	70.0	70.0
Other operating expenses	191.6	173.6	147.1	17.2	529.5

Total benefits and expenses	1,132.6	634.0	674.9	292.9	2,734.4

Income (loss) from continuing operations before federal income tax expense	269.6	144.9	225.8	(57.6)	$582.7

Less: non-operating net realized investment losses1	—	—	—	156.0
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	(25.5)

Pre-tax operating earnings	$269.6	$144.9	$225.8	$72.9

Assets as of year end	$55,692.9	$26,912.6	$18,251.1	$8,683.4	$109,540.0

1	Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Notes to Consolidated Financial Statements, Continued

December 31, 2008, 2007 and 2006

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2006
Revenues:
Policy charges	$581.7	$160.2	$390.7	$—	$1,132.6
Premiums	142.5	—	165.8	—	308.3
Net investment income	739.5	636.0	328.2	354.8	2,058.5
Non-operating net realized investment gains 1	—	—	—	1.0	1.0
Other income	2.6	—	0.3	3.4	6.3

Total revenues	1,466.3	796.2	885.0	359.2	3,506.7

Benefits and expenses:
Interest credited to policyholder accounts	501.7	440.5	179.2	208.7	1,330.1
Benefits and claims	202.8	—	247.5	—	450.3
Policyholder dividends	—	—	25.6	—	25.6
Amortization of DAC	352.7	37.9	69.6	(9.9)	450.3
Interest expense	—	—	—	65.5	65.5
Other operating expenses	206.3	179.1	142.4	9.0	536.8

Total benefits and expenses	1,263.5	657.5	664.3	273.3	2,858.6

Income from continuing operations before federal income tax expense	202.8	138.7	220.7	85.9	$648.1

Less: non-operating net realized investment gains 1	—	—	—	(1.0)
Less: adjustment to amortization related to net realized investment gains and losses	—	—	—	(9.9)

Pre-tax operating earnings	$202.8	$138.7	$220.7	$75.0

Assets as of year end	$55,404.6	$28,817.2	$16,948.8	$8,791.8	$109,962.4

1	Excluding periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I         Consolidated Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2008 (in millions)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the consolidated balance sheet
Fixed maturity securities available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$77.3	$97.4	$97.4
Agencies not backed by the full faith and credit of the U.S. Government	384.6	473.9	473.9
Obligations of states and political subdivisions	223.0	217.1	217.1
Foreign governments	33.9	38.9	38.9
Public utilities	1,667.7	1,578.5	1,578.5
All other corporate	19,434.4	16,841.4	16,841.4

Total fixed maturity securities available-for-sale	21,820.9	19,247.2	19,247.2

Equity securities available-for-sale:
Common stocks:
Banks, trusts and insurance companies	14.3	9.5	9.5
Industrial, miscellaneous and all other	—	0.1	0.1
Nonredeemable preferred stocks	16.6	16.9	16.9

Total equity securities available-for-sale	30.9	26.5	26.5

Mortgage loans on real estate, net	7,249.7		7,189.9	1
Real estate, net:
Investment properties	11.0		8.5	2
Acquired in satisfaction of debt	9.8		8.0	2

Total real estate, net	20.8		16.5

Policy loans	767.4		767.4
Other long-term investments	521.6		521.6
Short-term investments, including amounts managed by a related party	2,780.9		2,780.9

Total investments	$33,192.2		$30,550.0

1
Difference from Column B primarily is attributable to valuation allowances due to impairments on mortgage loans on real estate (see Note 6 to the audited consolidated financial statements), hedges and commitment hedges on mortgage loans on real estate.

2	Difference from Column B primarily results from adjustments for accumulated depreciation.
See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III        Supplementary Insurance Information

As of December 31, 2008, 2007 and 2006 and for each of the years then ended (in millions)

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses	Unearned premiums 1	Other policy claims and benefits payable1	Premium revenue
2008
Individual Investments	$1,883.0	$12,026.3			$119.5
Retirement Plans	284.3	11,244.8			—
Individual Protection	1,640.7	5,941.2			164.0
Corporate and Other	615.9	3,324.0			—

Total	$4,423.9	$32,536.3			$283.5

2007
Individual Investments	$2,078.1	$10,748.6			$133.1
Retirement Plans	289.7	10,693.7			—
Individual Protection	1,542.5	5,635.9			158.6
Corporate and Other	87.1	4,920.2			—

Total	$3,997.4	$31,998.4			$291.7

2006
Individual Investments	$1,945.0	$13,004.4			$142.5
Retirement Plans	288.6	10,839.0			—
Individual Protection	1,441.0	5,574.1			165.8
Corporate and Other	83.4	4,991.9			—

Total	$3,758.0	$34,409.4			$308.3

Column A	Column G	Column H	Column I	Column J	ColumnK
Year: Segment	Net investment income2	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses 2	Premiums written
2008
Individual Investments	$506.3	$738.8	$647.7	$188.1
Retirement Plans	638.2	425.9	39.7	147.0
Individual Protection	343.9	502.9	113.5	138.0
Corporate and Other	198.6	149.7	(126.4)	104.8

Total	$1,687.0	$1,817.3	$674.5	$577.9

2007
Individual Investments	$609.1	$653.9	$287.1	$191.6
Retirement Plans	639.4	433.7	26.7	173.6
Individual Protection	330.2	447.6	80.2	147.1
Corporate and Other	397.1	231.2	(25.5)	87.1

Total	$1,975.8	$1,766.4	$368.5	$599.4

2006
Individual Investments	$739.5	$704.5	$352.7	$206.3
Retirement Plans	636.0	440.5	37.9	179.1
Individual Protection	328.2	452.3	69.6	142.4
Corporate and Other	354.8	208.7	(9.9)	74.5

Total	$2,058.5	$1,806.0	$450.3	$602.3

1	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
2
Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV        Reinsurance

As of December 31, 2008, 2007 and 2006 and for each of the years then ended (dollars in millions)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2008
Life insurance in force	$167,715.4	$58,850.8	$3.8	$108,868.4	0.0%

Premiums:
Life insurance1	$348.2	$64.8	$0.1	$283.5	0.0%
Accident and health insurance	182.9	209.3	26.4	—	NM

Total	$531.1	$274.1	$26.5	$283.5	9.3%

2007
Life insurance in force	$156,899.3	$58,529.0	$4.4	$98,374.7	0.0%

Premiums:
Life insurance1	$364.2	$72.7	$0.2	$291.7	0.0%
Accident and health insurance	289.2	316.8	27.6	—	NM

Total	$653.4	$389.5	$27.8	$291.7	9.5%

2006
Life insurance in force	$151,109.9	$58,189.8	$7.9	$92,928.0	0.0%

Premiums:
Life insurance1	$336.4	$28.4	$0.3	$308.3	0.1%
Accident and health insurance	388.9	417.4	28.5	—	NM

Total	$725.3	$445.8	$28.8	$308.3	9.3%

1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.
See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V        Valuation and Qualifying Accounts

Years ended December 31, 2008, 2007 and 2006 (in millions)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions1	Balance at end of period
2008
Valuation allowances - mortgage loans on real estate	$23.1	$19.6	$—	$3.2	$39.5

2007
Valuation allowances - mortgage loans on real estate	$34.3	$1.1	$—	$12.3	$23.1

2006
Valuation allowances - mortgage loans on real estate	$31.1	$6.0	$—	$2.8	$34.3

1	Amounts represent transfers to real estate owned and recoveries.
See accompanying notes to consolidated financial statements and report of independent registered public accounting firm.

partc.htm
PART C. OTHER INFORMATION

Item 26.                 Exhibits

(a)
Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant – Filed previously with initial registration statement (333-46412) and hereby incorporated by reference.

(b)	Not Applicable

(c)	Underwriting or Distribution of contracts between the Depositor and Principal Underwriter – Filed previously with the registration statement (333-46412) and hereby incorporated by reference.

(d)	The form of the contract – Filed previously with initial registration statement (333-46412) and hereby incorporated by reference.

(e)	The form of the contract application – Filed previously with initial registration statement (333-46412) and hereby incorporated by reference.

(f)	Articles of Incorporation of Depositor – Filed previously with initial registration statement (333-27133) and hereby incorporated by reference.

(g)	Reinsurance Contracts -Filed previously with registration statement (333-46338) and hereby incorporated by reference.

(h)
Participation Agreements - The following Fund Participation Agreements were previously filed on September 27, 2007 with pre-effective amendment number 3 of registration statement (333-137202) under Exhibit 26(h), and are hereby incorporated by reference.  For information regarding payments Nationwide receives from underlying mutual funds, please see the "Information on Underlying Mutual Fund Payments" section of the prospectus and/or the underlying mutual fund prospectuses.

(1)	Fund Participation Agreement with Waddell & Reed Services Company, Waddell & Reed, Inc., and W&R Target Funds, Inc. dated December 1, 2000, as amended, as document “waddellreedfpa.htm”.

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion of Counsel – Filed previously with registration statement (File No. 333-46412) and hereby incorporated by reference.

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm – Attached hereto.

(o)	Not Applicable

(p)	Not Applicable

(q)	Redeemability Exemption Procedures - Filed previously with registration statement (333-140608) on July 17, 2007 under document “redeemexempt.htm” and hereby incorporated by reference.

(99)	Power of Attorney - Attached hereto.

Item 27.	Directors and Officers of the Depositor

President, Chief Operating Officer and Director	Mark R. Thresher
Executive Vice President and Chief Legal and Governance Officer	Patricia R. Hatler
Executive Vice President-Chief Administrative Officer	Terri L. Hill
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Marketing Officer	James R. Lyski
Executive Vice President-Finance and Director	Lawrence A. Hilsheimer
Senior Vice President and Treasurer	Harry H. Hallowell
Senior Vice President-Associate Services	Robert J. Puccio
Senior Vice President-Chief Compliance Officer	Carol Baldwin Moody
Senior Vice President-Chief Financial Officer and Director	Timothy G. Frommeyer
Senior Vice President-Chief Investment Officer	Gail G. Snyder
Senior Vice President-Chief Litigation Counsel	Randolph C. Wiseman
Senior Vice President-Chief Risk Officer	Michael W. Mahaffey
Senior Vice President-CIO NSC	Robert J. Dickson
Senior Vice President-CIO Strategic Investments	Gary I. Siroko
Senior Vice President-Customer Insight/Analytic	Paul D. Ballew
Senior Vice President-Customer Relationships	David R. Jahn
Senior Vice President-Division General Counsel	Roger A. Craig
Senior Vice President-Division General Counsel	Thomas W. Dietrich
Senior Vice President-Division General Counsel	Sandra L. Neely
Senior Vice President-Government Relations	Jeffrey D. Rouch
Senior Vice President-Head of Taxation	Pamela A. Biesecker
Senior Vice President-Health and Productivity	Holly R. Snyder
Senior Vice President-Human Resources	Kim R. Geyer
Senior Vice President-Individual Investments Business Head	Eric S. Henderson
Senior Vice President-Individual Protection Business Head and Director	Peter A. Golato
Senior Vice President-PCIO Information Technology	Srinivas Koushik
Senior Vice President-NF Marketing	Gordon E. Hecker
Senior Vice President-NF Systems	Susan Gueli
Senior Vice President-NFN Retail Distribution	Michael A. Hamilton
Senior Vice President-Non-Affiliated Sales	John L. Carter
Senior Vice President-NW Retirement Plans	William S. Jackson
Senior Vice President-President – Nationwide Bank	Anne L. Arvia
Senior Vice President-President-Nationwide Funds Group	Michael S. Spangler
Senior Vice President-Property and Casualty Commercial/Farm Product Pricing	W. Kim Austen
Senior Vice President-PCIO Human Resources	Gale V. King
Senior Vice President-Property and Casualty Personal Lines Product Pricing	J. Lynn Greenstein
Senior Vice President	Kai V. Monahan
Associate Vice President – NF Human Resources	Lydia P. Migitz
Associate Vice President-Assistant Secretary	Kathy R. Richards
Director	Stephen S. Rasmussen

The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant.

*	Subsidiaries for which separate financial statements are filed
**	Subsidiaries included in the respective consolidated financial statements
***	Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries
****	Other subsidiaries

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
1492 Capital, LLC	Ohio		The company acts as an investment holding company.
1717 Brokerage Services, Inc.	Pennsylvania		The company is a multi-state licensed insurance agency.
AGMC Reinsurance, Ltd.	Turks & Caicos Islands		The company is in the business of reinsurance of mortgage guaranty risks.
ALLIED General Agency Company	Iowa		The company acts as a managing general agent and surplus lines broker for property and casualty insurance products.
ALLIED Group, Inc.	Iowa		The company is a property and casualty insurance holding company.
ALLIED Property and Casualty Insurance Company	Iowa		The company underwrites general property and casualty insurance.
ALLIED Texas Agency, Inc.	Texas		The company acts as a managing general agent to place personal and commercial automobile insurance with Colonial County Mutual Insurance Company for the independent agency companies.
AMCO Insurance Company	Iowa		The company underwrites general property and casualty insurance.
American Marine Underwriters, Inc.	Florida		The company is an underwriting manager for ocean cargo and hull insurance.
Atlantic Floridian Insurance Company	Ohio		The company writes personal lines residential property insurance in the State of Florida.
Atlantic Insurance Company	Texas		The company operates as a multi-line insurance company.
Audenstar Limited	England		The company is an investment holding company.
Champions of the Community, Inc.	Ohio		The company raises money to enable it to make gifts and grants to charitable organizations.
Colonial County Mutual Insurance Company*	Texas		The company underwrites non-standard automobile and motorcycle insurance and various other commercial liability coverages in Texas.
Crestbrook Insurance Company*	Ohio		The company is an Ohio-based multi-line insurance corporation that is authorized to write personal, automobile, homeowners and commercial insurance.
Depositors Insurance Company	Iowa		The company underwrites general property and casualty insurance.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
DVM Insurance Agency, Inc.	California		The company places pet insurance business not written by Veterinary Pet Insurance Company outside of California with National Casualty Company.
Farmland Mutual Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
Nationwide Better Health, Inc. (fka Future Health Holding Company)	Maryland		The company provides population health management.
Gates, McDonald & Company*	Ohio		The company provides services to employers for managing workers’ and unemployment compensation matters and employee leave administration.
Gates, McDonald & Company of New York, Inc.	New York		The company provides workers’ compensation and self-insured claims administration services to employers with exposure in New York.
GatesMcDonald Health Plus Inc.	Ohio		The company provides medical management and cost containment services to employers.
Insurance Intermediaries, Inc.	Ohio		The company is an insurance agency and provides commercial property and casualty brokerage services.
Life REO Holdings, LLC	Ohio		The company is an investment company.
Lone Star General Agency, Inc.	Texas		The company acts as general agent to market nonstandard automobile and motorcycle insurance for Colonial County Mutual Insurance Company.
National Casualty Company	Wisconsin		The company underwrites various property and casualty coverage, as well as some individual and group accident and health insurance.
National Casualty Company of America, Ltd.	England		This is a limited liability company organized for the purpose of carrying on the business of insurance, reinsurance, indemnity, and guarantee of various kinds. The company is currently inactive.
Nationwide Advantage Mortgage Company*	Iowa		The company makes residential mortgage loans.
Nationwide Affinity Insurance Company of America*	Ohio		The company is a property and casualty insurer that writes personal lines of business.
Nationwide Agribusiness Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
Nationwide Arena, LLC*	Ohio		The purpose of the company is to develop Nationwide Arena and to engage in related development activity.
Nationwide Asset Management Holdings	England and Wales		The company operates as an investment holding company.
Nationwide Asset Management, LLC	Ohio		The company provides investment advisory services as a registered investment advisor to affiliated and non-affiliated clients.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Assurance Company	Wisconsin		The company underwrites non-standard automobile and motorcycle insurance.
Nationwide Bank*	United States
This is a federal savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan Act of 1933.

Nationwide Better Health Holding Company (fka Nationwide Better Health, Inc.)	Ohio		The company provides health management services.
Nationwide Cash Management Company	Ohio		The company buys and sells investment securities of a short-term nature as the agent for other corporations, foundations and insurance company separate accounts.
Nationwide Community Development Corporation, LLC	Ohio		The company holds investments in low-income housing funds.
Nationwide Corporation	Ohio		The company acts primarily as a holding company for entities affiliated with Nationwide Mutual Insurance.
Nationwide Document Solutions, Inc.	Iowa		The company provides general printing services to its affiliated companies as well as to certain unaffiliated companies.
Nationwide Emerging Managers, LLC	Delaware		The company acquires and holds interests in registered investment advisors and provides investment management services.
Nationwide Exclusive Agent Risk Purchasing Group, LLC	Ohio		The company’s purpose is to provide a mechanism for the purchase of group liability insurance for insurance agents operating nationwide.
Nationwide Financial Assignment Company	Ohio		The company is an administrator of structured settlements.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware		The company is an insurance agency.
Nationwide Financial Services Capital Trust	Delaware		The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust.
Nationwide Financial Services, Inc.*	Delaware		The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute long-term savings and retirement products.
Nationwide Financial Structured Products, LLC	Ohio		The company captures and reports the results of the structured products business unit.
Nationwide Foundation*	Ohio		The company contributes to non-profit activities and projects.
Nationwide Fund Advisors (fka Gartmore Mutual Fund Capital Trust)	Delaware		The trust acts as a registered investment advisor.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Fund Distributors LLC (successor to Gartmore Distribution Services, Inc.)	Delaware		The company is a limited purpose broker-dealer.
Nationwide Fund Management LLC (successor to Gartmore Investors Services, Inc.)	Delaware		The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide General Insurance Company	Ohio		The company transacts a general insurance business, except life insurance, and primarily provides automobile and fire insurance to select customers.
Nationwide Global Funds	Luxembourg
The exclusive purpose of the Company is to invest the funds available to it in transferable securities and other assets permitted by law with the aim of spreading investment risks and affording its shareholders the results of the management of its assets.

Nationwide Global Holdings, Inc.	Ohio		The company is a holding company for the international operations of Nationwide.
Nationwide Global Ventures, Inc.	Delaware		The company acts as a holding company.
Nationwide Indemnity Company*	Ohio		The company is involved in the reinsurance business by assuming business from Nationwide Mutual Insurance Company and other insurers within the Nationwide insurance organization.
Nationwide Insurance Company of America	Wisconsin		The company is an independent agency personal lines underwriter of property and casualty insurance.
Nationwide Insurance Company of Florida*	Ohio		The company transacts general insurance business, except life insurance.
Nationwide International Underwriters	California		The company is a special risks, excess and surplus lines underwriting manager.
Nationwide Investment Advisors, LLC	Ohio		The company provides investment advisory services.
Nationwide Investment Services Corporation**	Oklahoma
This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.

Nationwide Life and Annuity Company of America**	Delaware		The company provides individual variable and traditional life insurance and other investment products. The company also maintains blocks of individual variable and fixed annuities products.
Nationwide Life and Annuity Insurance Company**	Ohio		The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide Life Insurance Company*	Ohio		The company provides individual life insurance, group life and health insurance, fixed and variable annuity products and other life insurance products.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Life Insurance Company of America*	Pennsylvania
The company is a financial services provider that sells individual traditional and variable life insurance products, group annuity products and other investment products. The Company also maintains blocks of individual variable and fixed annuities and a block of direct response-marketed life and health insurance products.

Nationwide Lloyds	Texas		The company markets commercial and property insurance in Texas.
Nationwide Mutual Capital, LLC	Ohio		The company acts as a private equity fund investing in companies for investment purposes and to create strategic opportunities for Nationwide.
Nationwide Mutual Capital I, LLC*	Delaware		The business of the company is to achieve long term capital appreciation through a portfolio of primarily domestic equity investments in financial service and related companies.
Nationwide Mutual Fire Insurance Company	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Mutual Insurance Company*	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Private Equity Fund, LLC	Ohio		The company invests in private equity funds.
Nationwide Property and Casualty Insurance Company	Ohio		The company engages in a general insurance business, except life insurance.
Nationwide Property Protection Services, LLC	Ohio		The company provides alarm systems and security guard services.
Nationwide Provident Holding Company*	Pennsylvania		The company is a holding company for non-insurance subsidiaries.
Nationwide Realty Investors, Ltd.*	Ohio		The company is engaged in the business of developing, owning and operating real estate and real estate investment.
Nationwide Retirement Solutions, Inc.*	Delaware		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Arizona	Arizona		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Ohio	Ohio		The company provides retirement products, marketing, education and administration to public employees.
Nationwide Retirement Solutions, Inc. of Texas	Texas		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Insurance Agency, Inc.	Massachusetts		The company markets and administers deferred compensation plans for public employees.
Nationwide SA Capital Trust	Delaware		The trust acts as a registered investment advisor.
Nationwide Sales Solutions, Inc.	Iowa		The company engages in the direct marketing of property and casualty insurance products.
Nationwide Securities, LLC	Delaware		The company is a registered broker-dealer and provides investment management and administrative services.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Separate Accounts, LLC	Delaware		The company has deregistered as an investment advisor and acts as a holding company.
Nationwide Services Company, LLC	Ohio		The company performs shared services functions for the Nationwide organization.
Nationwide Services For You, LLC	Ohio		The Company provides consumer services that are related to the business of insurance, including services that help consumers prevent losses and mitigate risks.
Newhouse Capital Partners, LLC	Delaware		The company is an investment holding company.
Newhouse Capital Partners II, LLC	Delaware		The company is an investment holding company.
Newhouse Special Situations Fund I, LLC	Delaware		The company is currently inactive.
NF Reinsurance Ltd.*	Bermuda		The company serves as a captive reinsurer for Nationwide Life Insurance Company’s universal life, term life and annuity business.
NFS Distributors, Inc.	Delaware		The company acts primarily as a holding company for Nationwide Financial Services, Inc.’s distribution companies.
NMC CPC WT Investment, LLC	Delaware		The business of the company is to hold and exercise rights in a specific private equity investment.
NWD Asset Management Holdings, Inc.	Delaware		The company is an investment holding company.
NWD Investment Management, Inc.	Delaware		The company acts as a holding company and provides other business services for the NWD Investments group of companies.
NWD Management & Research Trust	Delaware		The company acts as a holding company for the NWD Investments group of companies and as a registered investment advisor.
NWD MGT, LLC	Delaware
The company is a passive investment holder in Newhouse Special Situations Fund I, LLC for the purpose of allocation of earnings to the NWD Investments management team as it relates to the ownership and management of Newhouse Special Situations Fund I, LLC.

NWM Merger, Sub Inc.	Delaware		This company was merged with and into Nationwide Financial Services, Inc. on January 1, 2009 as part of the acquisition of the publicly held shares of Nationwide Financial Services, Inc.
Pension Associates, Inc.	Wisconsin		The company provides pension plan administration and record keeping services, and pension plan and compensation consulting.
Premier Agency, Inc.	Iowa		The company is an insurance agency.
Privilege Underwriters, Inc.	Florida		The company acts as a holding company for the PURE Group of insurance companies.
Privilege Underwriters, Reciprocal Exchange	Florida		The company acts as a reciprocal insurance company.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Pure Insurance Company	Florida		The company acts as a captive reinsurance company.
Pure Risk Management, LLC	Florida		The company acts as an attorney-in-fact for Privilege Underwriters Reciprocal Exchange.
Registered Investment Advisors Services, Inc.	Texas		The company is a technology company that facilitates third-party money management services for registered investment advisors.
Retention Alternatives, Ltd.*	Bermuda		The company is a captive insurer and writes first dollar insurance policies in workers’ compensation, general liability and automobile liability for its affiliates in the United States.
Riverview International Group, Inc.	Delaware		The company is an insurance company.
RP&C International, Inc.	Ohio		The company is an investment-banking firm that provides specialist advisory services and innovative financial solutions to public and private companies internationally.
Scottsdale Indemnity Company	Ohio		The company is engaged in a general insurance business, except life insurance.
Scottsdale Insurance Company	Ohio		The company primarily provides excess and surplus lines of property and casualty insurance.
Scottsdale Surplus Lines Insurance Company	Arizona		The company provides excess and surplus lines coverage on a non-admitted basis.
TBG Danco Insurance Services Corporation	California		The corporation provides life insurance and individual executive estate planning.
THI Holdings (Delaware), Inc.*	Delaware		The company acts as a holding company for subsidiaries of the Nationwide group of companies.
Titan Auto Insurance of New Mexico, Inc.	New Mexico		The company is an insurance agency that operates employee agent storefronts.
Titan Indemnity Company	Texas		The company is a multi-line insurance company and is operating primarily as a property and casualty insurance company.
Titan Insurance Company	Michigan		The company is a property and casualty insurance company.
Titan Insurance Services, Inc.	Texas		The company is a Texas grandfathered managing general agency.
Veterinary Pet Insurance Company*	California		The company provides pet insurance.
Victoria Automobile Insurance Company	Indiana		The company is a property and casualty insurance company.
Victoria Fire & Casualty Company	Ohio		The company is a property and casualty insurance company.
Victoria National Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Select Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Specialty Insurance Company	Ohio		The company is a property and casualty insurance company.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
VPI Services, Inc.	California		The company operates as a nationwide pet registry service for holders of Veterinary Pet Insurance Company policies, including pet indemnification and a lost pet recovery program.
Washington Square Administrative Services, Inc.	Pennsylvania		The company provides administrative services to Nationwide Life and Annuity Company of America.
Western Heritage Insurance Company	Arizona		The company underwrites excess and surplus lines of property and casualty insurance.
Whitehall Holdings, Inc.	Texas		The company acts as a holding company for the Titan group of agencies.
W.I. of Florida (d.b.a. Titan Auto Insurance)	Florida		The company is an insurance agency and operates as an employee agent storefront for Titan Indemnity Company in Florida.

	COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
*	MFS Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Multi-Flex Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-A	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-B	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-C	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-D	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-II	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-3	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-4	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-5	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-6	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-7	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-8	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-9	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-10	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-11	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-12	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-13	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-14	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-15	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-16	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-17	Ohio		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account 1	Pennsylvania		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account A	Delaware		Issuer of Annuity Contracts
	Nationwide VL Separate Account-A	Ohio		Issuer of Life Insurance Policies
	Nationwide VL Separate Account-B	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-C	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-D	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-G	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-2	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-3	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-4	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-5	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-6	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-7	Ohio		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account 1	Pennsylvania		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account A	Delaware		Issuer of Life Insurance Policies

NATIONWIDE®
FARMLAND MUTUAL INSURANCE COMPANY
Guaranty Fund Certificate
Casualty
IA
NATIONWIDE MUTUAL INSURANCE COMPANY (CASUALTY)
OH
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY (FIRE)
OH
NATIONWIDE FOUNDATION
MEMBERSHIP NONPROFIT CORPORATION
OH
CHAMPIONS OF THE COMMUNITY, INC.
NONPROFIT CORPORATION
OH
NATIONWIDE CORPORATION
Common Stock: 13,642,432 Shares
(See Page 2)
OH
RETENTION ALTERNATIVES, LTD.
Common Stock: 120,000 Shares
Fire-100%
BER
ALLIED GROUP, INC. (AGI)
Casualty-100%
IA
SCOTTSDALE INSURANCE COMPANY (SIC)
Casualty-100%
OH
THI HOLDINGS DELAWARE, INC. (THI)
Common Stock: 100 Shares
DE
ATLANTIC FLORIDIAN INSURANCE COMPANY
Common Stock: 5,000 Shares
Casualty-100%
OH
CRESTBROOK INSURANCE COMPANY
Common Stock: 52,000 Shares
Casualty-100%
OH
NATIONAL CASUALTY COMPANY (NC)
Common Stock: 100 Shares
WI
NCC OF AMERICA, LTD. (INACTIVE)
G.B.
NATIONWIDE AFFINITY INSURANCE COMPANY OF AMERICA
Casualty-100%
OH
NATIONWIDE AGRIBUSINESS INSURANCE COMPANY
IA
NATIONWIDE ASSURANCE COMPANY (ASSURANCE)
Casualty-100%
WI
NATIONWIDE GENERAL INSURANCE COMPANY
Common Stock: 20,000 Shares
OH
NATIONWIDE INDEMNITY COMPANY (NW INDEMNITY)
Common Stock: 28,000 Shares
OH
NATIONWIDE INSURANCE COMPANY OF FLORIDA
Casualty-100%
OH
NATIONWIDE LLOYDS
A TEXAS LLOYDS
TX
NATIONWIDE PROPERTY AND CASUALTY INSURANCE COMPANY
Casualty-100%
OH
SCOTTSDALE INDEMNITY COMPANY
Casualty-100%
OH
AMERICAN MARINE UNDERWRITERS, INC.
Casualty-100%
FL
INSURANCE INTERMEDIARIES, INC. (III)
Common Stock: 1,615 Shares
Casualty-100%
OH
NATIONWIDE EXCLUSIVE AGENT RISK PURCHASING GROUP, LLC
OH
LONE STAR GENERAL AGENCY, INC.
Common Stock: 1,000 Shares
TX
COLONIAL COUNTY MUTUAL INSURANCE COMPANY
Surplus Debentures
Assurance
Lone Star
TX
NATIONWIDE INTERNATIONAL UNDERWRITERS
Common Stock: 1,000 Shares
CA
NATIONWIDE ARENA LLC
Casualty-90%
OH
NATIONWIDE MUTUAL CAPITAL, LLC (Mutual Cap)
Single Member Limited Liability Company
Casualty-100%
OH
NATIONWIDE MUTUAL CAPITAL I, LLC (NMC)
Class A Units
DE
NMC CPC WT INVESTMENT, LLC
DE
NATIONWIDE PRIVATE EQUITY FUND, LLC
Casualty-100%
OH
NATIONWIDE SERVICES COMPANY, LLC (NSC)
Single Member Limited Liability Company
Casualty-100%
OH
NATIONWIDE PROPERTY PROTECTION SERVICES, LLC.
NSC-100%
OH
NATIONWIDE REALTY INVESTORS, LTD
Casualty-95%
NW Indemnity-5%
OH
NATIONWIDE SERVICES FOR YOU, LLC
OH
NATIONWIDE ASSET MANAGEMENT, LLC
Casualty-100%
OH
NATIONWIDE CASH MANAGEMENT COMPANY
Common Stock: 100 Shares
Casualty-100%
OH
1492 CAPITAL, LLC (1492)
Casualty-100%
OH
PRIVILEGE UNDERWRITERS, INC. (PUI)
1492-22.7%
FL
PURE INSURANCE COMPANY
PU-100%
FL
PURE RISK MANAGEMENT, LLC (PRM)
FL
PRIVILEGE UNDERWRITERS RECIPROCAL EXCHANGE
FL
ALLIED PROPERTY AND CASUALTY INSURANCE COMPANY (ALLIED P & C)
Common Stock: 300,000 Shares
AGI-100%
IA
AMCO INSURANCE COMPANY (AMCO)
Common Stock: 300,000 Shares
IA
ALLIED GENERAL AGENCY COMPANY
Common Stock: 5,000 Shares
IA
ALLIED TEXAS AGENCY, INC.
Common Stock: 1,000 Shares
AMCO-100%
TX
DEPOSITORS INSURANCE COMPANY (DEPOSITORS)
Common Stock: 300,000 Shares
AGI-100%
IA
NATIONWIDE INSURANCE COMPANY OF AMERICA
Common Stock: 12,500 Shares
WI
PREMIER AGENCY, INC.
AGI-100%
IA
NATIONWIDE DOCUMENT SOLUTIONS, INC.
Common Stock: 1,000 Shares
IA
NATIONWIDE SALES SOLUTIONS, INC.
IA
NATIONWIDE ADVANTAGE MORTGAGE COMPANY (NAMC)
IA
AGMC REINSURANCE, LTD.
NAMC-100%
T & C
SCOTTSDALE SURPLUS LINES INSURANCE COMPANY
Common Stock: 10,000 Shares
SIC-100%
AZ
WESTERN HERITAGE INSURANCE COMPANY
SIC-100%
AZ
ATLANTIC INSURANCE COMPANY
TX
VETERINARY PET INSURANCE CO. (VPI)
CA
DVM INSURANCE AGENCY, INC.
VPI-100%
CA
V.P.I. SERVICES INC.
CA
TITAN INDEMNITY COMPANY (TITAN)
TX
TITAN INSURANCE COMPANY (TITAN INSURANCE)
Common Stock: 1,000,000 Shares
MI
WHITEHALL HOLDINGS, INC. (WHITEHALL)
TX
TITAN AUTO INSURANCE OF NEW MEXICO, INC.
Common Stock: 1,000 Shares
NM
WI OF FLORIDA, INC.
FL
TITAN INSURANCE SERVICES, INC. (TITAN SERVICES)
Common Stock: 1 Share
TX
VICTORIA FIRE & CASUALTY COMPANY (VICTORIA FIRE)
THI-100%
OH
VICTORIA AUTOMOBILE INSURANCE COMPANY
Victoria Fire-100%
IN
VICTORIA NATIONAL INSURANCE COMPANY
OH
VICTORIA SELECT INSURANCE COMPANY
OH
VICTORIA SPECIALTY INSURANCE COMPANY
OH
Subsidiary Companies — Solid Line
Contractual Association — Double Line
Limited Liability Company — Dotted Line
March 31, 2009
Page 1

(Casualty, Fire and insurance related subsidiaries)

NATIONWIDE®

FARMLAND MUTUAL INSURANCE COMPANY
Guaranty Fund Certificate
Casualty
IA
NATIONWIDE MUTUAL INSURANCE COMPANY (CASUALTY)
(See Page 1)
OH
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY (FIRE)
(See Page 1)
OH
NATIONWIDE CORPORATION (NW CORP)
Common Stock:
Casualty
Fire
OH
NATIONWIDE GLOBAL HOLDINGS, INC. (NGH)
Common Stock 1 Share
NW Corp.-100%
OH
NWD MANAGEMENT & RESEARCH TRUST (NWD Manage)
NW Corp.-100%
DE
NATIONWIDE ASSET MANAGEMENT HOLDINGS
G.B.
AUDENSTAR LIMITED (AL)
G.B.
RIVERVIEW INTERNATIONAL GROUP, INC. (RIG)
DE
NATIONWIDE SA CAPITAL TRUST (NSA)
DELAWARE BUSINESS TRUST
DE
NATIONWIDE SEPARATE ACCOUNTS, LLC
NSA-100%
DE
NATIONWIDE EMERGING MANAGERS, LLC (NEM)
DE
NWD ASSET MANAGEMENT HOLDINGS, INC. (NAMHI)
NSA-100%
DE
NWD MGT LLC (NWDMGT)
NAMHI-100%
DE
NEWHOUSE SPECIAL SITUATIONS FUND I, LLC
DE
NATIONWIDE GLOBAL FUNDS
LUXEMBOURG SICAV
LUX
NATIONWIDE GLOBAL VENTURES, INC. (NGV)
DE
NEWHOUSE CAPITAL PARTNERS II, LLC
DE
NWD INVESTMENT MANAGEMENT, INC. (NWD Invest)
DE
NEWHOUSE CAPITAL PARTNERS, LLC
DE
NATIONWIDE BETTER HEALTH HOLDING COMPANY (NBHH)
NW Corp.-100%
OH
NATIONWIDE BETTER HEALTH, INC.
NBHH-100%
MD
GATES, MCDONALD & COMPANY (GATES)
Common Stock 254 Shares
NBHH-100%
OH
GATES MCDONALD & COMPANY OF NEW YORK, INC.
Common Stock 3 Shares
Gates-100%
NY
GATES MCDONALD HEALTH PLUS, INC.
Common Stock
200 Shares
Gates-100%
OH
NATIONWIDE FINANCIAL SERVICES, INC. (NFS)
Common Stock
NW Corp.-100%
DE
NATIONWIDE LIFE INSURANCE COMPANY (NW LIFE)
Common Stock
NFS-100%
OH
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (NLAIC)
Common Stock
OH
NATIONWIDE INVESTMENT SERVICES CORPORATION
Common Stock 5,000 Shares
NW Life-100%
OK
NATIONWIDE FINANCIAL ASSIGNMENT COMPANY
Common Stock
NW Life-100%
OH
NATIONWIDE COMMUNITY DEVELOPMENT CORP., LLC
Units
OH
NATIONWIDE INVESTMENT ADVISORS, LLC
NW Life-100%
OH
NATIONWIDE FINANCIAL SERVICES CAPITAL TRUST
Preferred Stock
NFS-100%
DE
NF REINSURANCE, LTD
Common Stock 250,000 Shares
NFS-100%
BER
NATIONWIDE FUND ADVISORS
Common Stock
DELAWARE BUSINESS TRUST
DE
REGISTERED INVESTMENT ADVISORS SERVICES, INC.
NFS-100%
TX
NATIONWIDE BANK
Common Stock
NFS-100%
FED
NATIONWIDE FINANCIAL STRUCTURED PRODUCTS, LLC
NFS-100%
OH
PENSION ASSOCIATES, INC.
Common Stock 1,000 Shares
NFS-100%
WI
TBG DANCO INSURANCE SERVICES CORPORATION
CA
NATIONWIDE RETIREMENT SOLUTIONS, INC. (NRS)
Common Stock
DE
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF ARIZONA
Common Stock
NRS-100%
AZ
NATIONWIDE RETIREMENT SOLUTIONS, INS. AGENCY, INC.
Common Stock 1,000 Shares
NRS-100%
MA
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF OHIO
Common Stock
OH
NATIONWIDE RETIREMENT SOLUTIONS, INC. OF TEXAS
Common Stock
TX
NFS DISTRIBUTORS, INC. (NFSDI)
Common Stock
NFS-100%
DE
NATIONWIDE FUND MANAGEMENT LLC
Common Stock 5 Shares
NFSDI-100%
DE
NATIONWIDE FUND DISTRIBUTORS LLC
Common Stock 10,000 Shares
NFSDI-100%
DE
NATIONWIDE FINANCIAL INSTITUTION DISTRIBUTORS AGENCY, INC. (NFIDAI)
Common Stock 1,000 Shares
NFSDI-100%
DE
NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA (NLICA)
PA
NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA
NLICA-100%
DE
NATIONWIDE PROVIDENT HOLDING COMPANY (NPHC)
Common Stock
NLICA-100%
PA
WASHINGTON SQUARE ADMINISTRATIVE SERVICES, INC.
NPHC-100%
PA
NATIONWIDE SECURITIES, LLC
DE
1717 BROKERAGE SERVICES, INC. (BSI)
Common Stock
NPHC-100%
PA

(Nationwide Corp. subsidiaries)

Subsidiary Companies — Solid Line
Contractual Association = Double Line
Limited Liability Company -- Dotted Line

March 31, 2003

Page 2

Item 29.	Indemnification

Ohio's General Corporation Law expressly authorizes and Nationwide’s Amended and Restated Code of Regulations provides for indemnification by Nationwide of any person who, because such person is or was a director, officer or employee of Nationwide was or is a party; or is threatened to be made a party to:

o	any threatened, pending or completed civil action, suit or proceeding;

o	any threatened, pending or completed criminal action, suit or proceeding;

o	any threatened, pending or completed administrative action or proceeding;

o	any threatened, pending or completed investigative action or proceeding.

The indemnification will be for actual and reasonable expenses, including attorney's fees, judgments, fines and amounts paid in settlement by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the Ohio's General Corporation Law.

Although Nationwide is of the opinion that the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding is permitted, Nationwide has been informed that in the opinion of the Securities and Exchange Commission the indemnification of directors, officers or persons controlling Nationwide for liabilities arising under the Securities Act of 1933 ("Act") is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities is asserted by a director, officer or controlling person in connection with the securities being registered, the registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. Nationwide and the directors, officers and/or controlling persons will be governed by the final adjudication of such issue.  Nationwide will not be required to seek the court’s determination if, in the opinion of Nationwide’s counsel, the matter has been settled by controlling precedent.

Item 30.	Principal Underwriter

(a)
Waddell & Reed, Inc. serves as principal underwriter and general distributor for contracts issued through the following separate investment accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company:

Nationwide Variable Account-9
Nationwide Variable Account-12
Nationwide VA Separate Account-D
Nationwide VL Separate Account-G
Nationwide VLI Separate Account-5
Nationwide VLI Separate Account-7

Also, Waddell & Reed, Inc. serves as principal underwriter and general distributor for the following management investment companies:

Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Accumulative Fund, Inc.
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Dividend Opportunities Fund, Inc.
Waddell & Reed Advisors Energy Fund, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
Waddell & Reed InvestEd Portfolios, Inc.
Waddell & Reed InvestEd Balanced Portfolio, Inc.
Waddell & Reed InvestEd Growth Portfolio, Inc.
Waddell & Reed InvestEd Balanced Portfolio, Inc
Ivy Funds Variable Insurance Portfolios, Inc.
Asset Strategy Portfolio
Balanced Portfolio
Bond Portfolio
Core Equity Portfolio
Dividend Opportunities Portfolio
Energy Portfolio
Global Natural Resources Portfolio
Growth Portfolio
High Income Portfolio
International Growth Portfolio
International Value Portfolio
Limited-Term Bond Portfolio
Micro Cap Growth Portfolio
Mid Cap Growth Portfolio
Money Market Portfolio
Mortgage Securities Portfolio
Pathfinder Aggressive Portfolio
Pathfinder Conservative Portfolio
Pathfinder Moderately Aggressive Portfolio
Pathfinder Moderately Conservative Portfolio
Pathfinder Moderate Portfolio
Real Estate Securities Portfolio
Science and Technology Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Value Portfolio

(b)	Directors and officers of Waddell & Reed, Inc.:

Thomas W. Butch	Chairman of the Board, Director and President
Henry J. Hermann	Director
Steven E. Anderson	Senior Executive Vice President and National Sales Manager
Bradley D. Hofmeister	Executive Vice President and Associate National Sales Manager
Daniel C. Schulte	Senior Vice President and General Counsel
Michael D. Strohm	Director, Chief Operations Officer and Chief Executive Officer
Terry L. Lister	Senior Vice President, Chief Regulatory Officer and Chief Compliance Officer
Mark A. Schieber	Senior Vice President and Controller
Wendy J. Hills	Senior Vice President and Secretary
Brent K. Bloss	Senior Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

The principal business address of Waddell & Reed, Inc. is 6300 Lamar Avenue, Overland Park, Kansas 66202.  Waddell & Reed, Inc. was organized as a Delaware corporation in 1981 and has, through predecessor companies, offered financial products and services since 1937.

(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Waddell & Reed, Inc.	N/A	N/A	N/A	N/A

Item 31.	Location of Accounts and Records

Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH  43215

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

Nationwide represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-5, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Columbus, and State of Ohio, on this 23rd day of April, 2009 .

NATIONWIDE VLI SEPARATE ACCOUNT-5
(Registrant)

NATIONWIDE LIFE INSURANCE COMPANY
(Depositor)

By: /s/ TIMOTHY D. CRAWFORD
Timothy D. Crawford

As required by the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities indicated on this 23rd day of April, 2009 .

MARK R. THRESHER
Mark R. Thresher, Chief Operating Officer, and Director
LAWRENCE HILSHEIMER
Lawrence Hilsheimer, Executive Vice President-Finance and Director
TIMOTHY FROMMEYER
Timothy Frommeyer, Senior Vice President-Chief Financial Officer and Director
PETER GOLATO
Peter Golato, Senior Vice President-Individual Protection Business Head and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director

By /s/ TIMOTHY D. CRAWFORD
Timothy D. Crawford
Attorney-in-Fact